CREDIT SUISSE [LOGO]


      CREDIT SUISSE FUNDS
      Prospectus


      CLASS A, B AND C SHARES

      February 28, 2006



           o  CREDIT SUISSE
              FIXED INCOME FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.................................................................    4
   Goal and Principal Strategies...........................................    4
   A Word About Risk.......................................................    4
   Investor Profile........................................................    5

PERFORMANCE SUMMARY........................................................    6
   Year-by-Year Total Returns..............................................    6
   Average Annual Total Returns............................................    7

INVESTOR EXPENSES..........................................................    8
   Fees and Fund Expenses..................................................    8
   Example.................................................................    9

THE FUND IN DETAIL.........................................................   10
   The Management Firm.....................................................   10
   Multi-Class Structure...................................................   10
   Fund Information Key....................................................   10
   Goal and Strategies.....................................................   11
   Portfolio Investments...................................................   11
   Risk Factors............................................................   12
   Portfolio Management....................................................   13
   Financial Highlights....................................................   14

MORE ABOUT RISK............................................................   17
   Introduction............................................................   17
   Types of Investment Risk................................................   17
   Certain Investment Practices............................................   20

MEET THE MANAGERS..........................................................   23

MORE ABOUT YOUR FUND.......................................................   25
   Share Valuation.........................................................   25
   Distributions...........................................................   26
   Taxes...................................................................   26
   Statements and Reports..................................................   27

CHOOSING A CLASS OF SHARES.................................................   28

BUYING AND SELLING SHARES..................................................   30

SHAREHOLDER SERVICES.......................................................   32

OTHER POLICIES.............................................................   33

OTHER SHAREHOLDER INFORMATION..............................................   35

OTHER INFORMATION..........................................................   42
   About the Distributor...................................................   42

FOR MORE INFORMATION...............................................   back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES



-----------------------------------------------------------------------------------------
GOAL                     PRINCIPAL STRATEGIES                   PRINCIPAL RISK FACTORS
-----------------------------------------------------------------------------------------
To generate high         o Invests at least 80% of its net      o Credit risk
current income             assets, plus any borrowings for
consistent with            investment purposes, in fixed-       o Foreign securities risk
reasonable risk and,       income securities
secondarily, capital                                            o Interest-rate risk
appreciation             o Normally maintains a weighted-
                           average portfolio maturity of 10     o Market risk
                           years or less
                                                                o Speculative risk
                         o Favors investment-grade securities,
                           but may diversify credit quality in
                           pursuit of its goal
-----------------------------------------------------------------------------------------


        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES RISK


      A fund that invests outside the U.S. carries additional risks that include:


o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

SPECULATIVE RISK

      To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

        INVESTOR PROFILE

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

o     are seeking investment income

o are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds

o     want to diversify their portfolios with fixed-income funds

      IT MAY NOT BE APPROPRIATE IF YOU:

o     are investing for maximum return over a long time horizon

o     require stability of your principal

      You should base your investment decision on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR CHART]


--------------------------------------------------------------------------------
YEAR ENDED 12/31:                           2002      2003      2004       2005
--------------------------------------------------------------------------------
Best quarter: 3.83% (Q4 02)                1.38%      6.41%     4.81%      1.41%
Worst quarter: -2.44% (Q4 04)
Inception date: 7/31/01
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
     PERIOD ENDED                               ONE YEAR    LIFE OF   INCEPTION
       12/31/05:                                  2005       CLASS       DATE
--------------------------------------------------------------------------------
CLASS A RETURN
BEFORE TAXES                                     -3.39%      2.06%     7/31/01
--------------------------------------------------------------------------------
CLASS A RETURN
AFTER TAXES ON
DISTRIBUTIONS                                    -4.80%      0.51%
--------------------------------------------------------------------------------
CLASS A RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE
OF FUND SHARES                                   -2.21%      0.82%
--------------------------------------------------------------------------------
CLASS B RETURN
BEFORE TAXES                                     -3.30%      2.39%     7/31/01
--------------------------------------------------------------------------------
CLASS C RETURN
BEFORE TAXES                                     -0.28%      2.37%     7/31/01
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX 1
(REFLECTS NO DEDUCTIONS
FOR FEES, EXPENSES OR
TAXES)                                            2.43%      5.28% 2
--------------------------------------------------------------------------------

1 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service; the Standard & Poor's Division of The McGraw-Hill Companies, Inc.; or Fitch IBCA Inc. Investors cannot invest directly in an index.

2     Performance from August 1, 2001.


                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you pay as a shareholder. Annual fund operating expenses are amounts for the fiscal year ended October 31, 2005.

-----------------------------------------------------------------------------
                                              CLASS A   CLASS B 2   CLASS C
-----------------------------------------------------------------------------
SHAREHOLDER FEES
  (paid directly from your investment)
-----------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price)                                         4.75% 1    NONE       NONE
-----------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of original purchase
price or redemption proceeds, as
applicable)                                    NONE       4.00% 3    1.00% 4
-----------------------------------------------------------------------------
Maximum sales charge (load) on
reinvested distributions (as a
percentage of offering price)                  NONE       NONE       NONE
-----------------------------------------------------------------------------
Redemption fees                                NONE       NONE       NONE
-----------------------------------------------------------------------------
Exchange fees                                  NONE       NONE       NONE
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)
-----------------------------------------------------------------------------
Management fee                                 0.50%      0.50%      0.50%
-----------------------------------------------------------------------------
Distribution and service (12b-1) fee           0.25%      1.00%      1.00%
-----------------------------------------------------------------------------
Other expenses                                 0.47%      0.47%      0.47%
-----------------------------------------------------------------------------
Total annual fund operating expenses 5         1.22%      1.97%      1.97%
-----------------------------------------------------------------------------


1 The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 0.50% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."


2 Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."


3 4% during the first year decreasing 1% annually to 0% after the fourth year.

4     1% during the first year.


5 Estimated fees and expenses for the fiscal year ending October 31, 2006 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

EXPENSES AFTER WAIVERS
AND REIMBURSEMENTS                        CLASS A      CLASS B       CLASS C

Management fee                               0.23%        0.23%         0.23%
Distribution and service (12b-1) fee         0.25%        1.00%         1.00%
Other expenses                               0.47%        0.47%         0.47%
                                           -------      -------       -------
NET ANNUAL FUND OPERATING EXPENSES           0.95%        1.70%         1.70%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                                        ONE        THREE       FIVE        TEN
                                        YEAR       YEARS      YEARS       YEARS
--------------------------------------------------------------------------------
CLASS A
(with or without redemption)            $593        $844      $1,113      $1,882
--------------------------------------------------------------------------------
CLASS B
(redemption at end of period)           $600        $818      $1,062      $2,102
--------------------------------------------------------------------------------
CLASS B
(no redemption)                         $200        $618      $1,062      $2,102
--------------------------------------------------------------------------------
CLASS C
(redemption at end of period)           $300       $618       $1,062      $2,296
--------------------------------------------------------------------------------
CLASS C (no redemption)                 $200        $618      $1,062      $2,296
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

        THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategy


o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      For the 2005 fiscal year, the fund paid Credit Suisse 0.23% of its average net assets for advisory services.

      A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts of the fund is available in the fund's SEMIANNUAL REPORT to shareholders, dated April 30, 2005.


        MULTI CLASS STRUCTURE


      This PROSPECTUS offers Class A, B and C shares of the fund, which are sold through financial intermediaries and other financial services firms and are sold with a front-end sales load (Class A) or a contingent deferred sales charge imposed on redemptions within specified time periods (Classes B and C). The fund offers Common Class and Advisor Class shares through separate PROSPECTUSES. Common Class shares are sold with no front-end or deferred sales charges but are closed to new investors, except for shareholders who held Common Class shares as of the close of business on December 12, 2001 and other eligible investors as described later in this PROSPECTUS on Page 41. Eligible investors may be able to purchase Common Class shares through certain intermediaries or directly from the fund. Advisor Class shares are available to eligible investors through certain intermediaries or directly without the imposition of a sales charge but with an ongoing services and distribution fee of .50%.


        FUND INFORMATION KEY

      A concise description of the fund begins on the next page. It provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


      The principal types of securities and certain types of securities in which the fund invests. Secondary investments are also described in "More About Risk."


RISK FACTORS


      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital- gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could raise your income-tax liability.

      The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the PROSPECTUS.

        GOAL AND STRATEGIES

      The fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

      Under normal market conditions:

o at least 65% of the fund's fixed- income securities will be investment grade

o     the fund will maintain a weighted- average maturity of 10 years or less

        PORTFOLIO INVESTMENTS

      Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities such as:

o     corporate bonds, debentures and notes

o     convertible debt securities

o     preferred stocks

o     government securities

o     municipal securities

o     mortgage-backed securities

o     repurchase agreements involving portfolio securities

      The fund may invest:


o without limit in U.S. dollar- denominated, investment-grade foreign securities

o     up to 35% of assets in non-dollar- denominated foreign securities

o up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

o     up to 35% of assets in emerging markets debt securities

      To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).


      The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's options and derivatives strategy are dependent upon Credit Suisse's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the STATEMENT OF ADDITIONAL INFORMATION (SAI) and under "Certain Investment Practices" below.


      The fund's 80% investment policy may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.

        RISK FACTORS

      The fund's principal risk factors are:

o     credit risk

o     foreign securities risk

o     interest rate risk

o     market risk

o     speculative risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.


      To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

      These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.


        PORTFOLIO MANAGEMENT


      The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Kevin D. Barry, Michael E. Gray, Sheila Huang, Richard Avidon and Philip Wubbena. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

                                     CLASS A




-----------------------------------------------------------------------------------------------------------------------
CLASS A
PERIOD ENDED:                                   10/05           10/04           10/03           10/02 1        10/01 2
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $     10.08     $      9.85     $      9.42     $     10.33     $    10.26
=======================================================================================================================
INVESTMENT OPERATIONS

Net investment income                            0.38 3          0.30 3          0.18 3          0.48           0.15

Net gain (loss) on investments,
 futures contracts, options written,
 swap contracts and foreign currency
 related items (both realized and
 unrealized)                                    (0.28)           0.25            0.66           (0.91)          0.07
-----------------------------------------------------------------------------------------------------------------------
 Total from investment operations                0.10            0.55            0.84           (0.43)          0.22
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income            (0.41)          (0.32)          (0.41)          (0.48)         (0.15)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $      9.77     $     10.08     $      9.85     $      9.42     $    10.33
=======================================================================================================================
 Total return 4                                  0.94%           5.68%           9.03%          (4.27)%         2.13%
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)  $    23,548     $    30,050     $    33,556     $     3,829     $      406

Ratio of expenses to average net assets          0.95%           0.95%           0.95%           0.95%          0.95% 5

Ratio of net investment income to
 average net assets                              3.76%           3.03%           1.83%           4.54%          5.66% 5

Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                          0.27%           0.29%           0.28%           0.25%          0.31% 5

Portfolio turnover rate                           354%            385%            434%            385%           383%
-----------------------------------------------------------------------------------------------------------------------


1 As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


2     For the period July 31, 2001 (inception date) through October 31, 2001.

3 Per share information is calculated using the average shares outstanding method.


4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5     Annualized.

                              FINANCIAL HIGHLIGHTS

                                    CLASS B




-----------------------------------------------------------------------------------------------------------------------
CLASS B
PERIOD ENDED:                                   10/05           10/04           10/03           10/02 1        10/01 2
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $     10.07     $      9.84     $      9.42     $     10.33     $    10.26
=======================================================================================================================
INVESTMENT OPERATIONS

Net investment income                            0.30 3          0.23 3          0.26 3          0.40           0.13

Net gain (loss) on investments,
 futures contracts, options written,
 swap contracts and foreign currency
 related items (both realized and
 unrealized)                                    (0.28)           0.25            0.50           (0.91)          0.07
-----------------------------------------------------------------------------------------------------------------------
 Total from investment operations                0.02            0.48            0.76           (0.51)          0.20
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

 Dividends from net investment income           (0.32)          (0.25)          (0.34)          (0.40)         (0.13)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $      9.77     $     10.07     $      9.84     $      9.42     $    10.33
=======================================================================================================================
 Total return 4                                  0.23%           4.90%           8.11%          (5.02)%         1.96%
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)  $     6,861     $     7,385     $     8,395     $     5,149     $    1,044

Ratio of expenses to average net assets          1.70%           1.70%           1.70%           1.70%          1.70% 5

Ratio of net investment income to
 average net assets                              3.01%           2.28%           2.65%           3.76%          4.87% 5

Decrease reflected in above
 operating expense ratios due to
 waivers/reimbursements                          0.27%           0.29%           0.28%           0.24%          0.32% 5

Portfolio turnover rate                           354%            385%            434%            385%           383%
-----------------------------------------------------------------------------------------------------------------------


1 As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


2     For the period July 31, 2001 (inception date) through October 31, 2001.

3 Per share information is calculated using the average shares outstanding method.


4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5     Annualized.

                              FINANCIAL HIGHLIGHTS

                                     CLASS C





-----------------------------------------------------------------------------------------------------------------------
CLASS C
PERIOD ENDED:                                   10/05           10/04           10/03           10/02 1        10/01 2
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $     10.06     $      9.84     $      9.42     $     10.33     $    10.26
=======================================================================================================================
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
Net investment income                            0.30 3          0.22 3          0.24 3          0.40           0.12

Net gain (loss) on investments,
 futures contracts, options written,
 swap contracts and foreign currency
 related items (both realized and
 unrealized)                                    (0.28)           0.25            0.52           (0.91)          0.07
-----------------------------------------------------------------------------------------------------------------------
 Total from investment operations                0.02            0.47            0.76           (0.51)          0.19
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income            (0.32)          (0.25)          (0.34)          (0.40)         (0.12)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $      9.76     $     10.06     $      9.84     $      9.42     $    10.33
=======================================================================================================================
 Total return 4                                  0.22%           4.79%           8.11%          (5.03)%         1.89%
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)  $     3,253     $     3,247     $     2,381     $     1,033     $      296

Ratio of expenses to average net assets          1.70%           1.70%           1.70%           1.70%          1.70% 5

Ratio of net investment income to
 average net assets                              3.01%           2.25%           2.45%           3.81%          4.82% 5

Decrease reflected in above
 operating expense ratios due to
 waivers/reimbursements                          0.27%           0.29%           0.28%           0.23%          0.33% 5

Portfolio turnover rate                           354%            385%            434%            385%           383%
-----------------------------------------------------------------------------------------------------------------------


1 As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


2     For the period July 31, 2001 (inception date) through October 31, 2001.

3 Per share information is calculated using the average shares outstanding method.


4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5     Annualized.

                                 MORE ABOUT RISK

        INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this PROSPECTUS.


 PRINCIPAL RISK FACTORS

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      FOREIGN SECURITIES RISK A fund that invests outside the U.S. carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

      SPECULATIVE RISK To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.


OTHER RISK FACTORS

      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.


      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.


o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.


      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

      REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table Shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent

--    Not Permitted


--------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                      LIMIT
--------------------------------------------------------------------------------

BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.        33 1/3%
--------------------------------------------------------------------------------

CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
Swaps involve the right or obligation to receive or make payments based on two different currency rates. 1 CORRELATION, CREDIT,
CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL, SPECULATIVE EXPOSURE,
VALUATION RISKS.                                                           [X]
--------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                   35%
--------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
POLITICAL, OPERATIONAL, VALUATION RISKS.                                   [X]
--------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1
CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET,
SPECULATIVE EXPOSURE RISKS. 2                                              [ ]
--------------------------------------------------------------------------------

INVESTMENT GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/AAA through BBB/Baa) by Standard & Poor's or
Moody's rating services, and unrated securities of comparable quality.
CREDIT, INTEREST-RATE, MARKET RISKS.                                       [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                      LIMIT
--------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT, EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT
RISKS.                                                                     [X]
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of
Columbia and their political subdivisions, agencies and
instrumentalities. Municipal securities may be affected by
uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                                                          [X]
--------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard
& Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT,
INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.            35%
--------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write)
both put and call options for hedging or speculative purposes. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. 1 CORRELATION,
CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                     20%
--------------------------------------------------------------------------------

REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related
loans or interests. CREDIT, INTEREST-RATE, MARKET RISKS.                   [ ]
--------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private
placements. LIQUIDITY, MARKET, VALUATION RISKS.                            15%
--------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or
bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET RISKS.   33 1/3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                      LIMIT
--------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years. INFORMATION, LIQUIDITY, MARKET, VALUATION
RISKS.                                                                     [X]
--------------------------------------------------------------------------------

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. CREDIT,
CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                     [ ]
--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its
goal.                                                                      [ ]
--------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                            10%
--------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change
before delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.            20%
--------------------------------------------------------------------------------

ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between purchase price and maturity value. INTEREST-RATE,
MARKET RISKS.                                                              [X]
--------------------------------------------------------------------------------


1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                           MEET THE MANAGERS

The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current members of the team are Kevin D. Barry, Michael E. Gray, Sheila Huang, Richard Avidon and Philip Wubbena.

Kevin D. Barry is the fund's lead manager and oversees the fund's overall duration, yield curve, and sector positioning. The other members of the team focus on the following: Michael E. Gray on security selection of U.S. credit issues; Sheila Huang on security selection of pass-through agency mortgage-backed securities; Richard Avidon on security selection of commercial mortgage-backed securities; and Philip Wubbena on security selection of asset-backed securities.

KEVIN D. BARRY, CFA, Managing Director, is head of U.S. mortgage-backed and government securities and has been a team member of the fund since April 2004. He joined Credit Suisse in 2004 from TimesSquare Capital Management, where he worked from 1997 to 2004, most recently as a Managing Director and senior fixed income portfolio manager. Previously, he was a founding partner and fixed income portfolio manager at 1838 Investment Advisors; a Vice President and fixed income portfolio manager at Manufacturers Hanover Trust Company; and a senior fixed income trader at CIGNA Corp. Mr. Barry holds a B.S. in finance from LaSalle University and an MSc. in financial management from the University of London.

MICHAEL E. GRAY, Managing Director, is global head of credit research and has been a team member since 2005. He joined Credit Suisse in 2004 from Deutsche Asset Management, where from 2002 until 2004 he was a Managing Director, head of US credit research and a fixed income portfolio manager. In 1999 he joined UBS as an Executive Director and head of European credit research in London. While at UBS, he was among the top-ranked European fixed income analysts in 2002 as cited by Credit magazine and the Euromoney investor poll. Prior to his tenure at UBS, Mr. Gray was an investment-grade fixed income analyst and portfolio manager at MFS Investment Management, and a senior securities analyst at Conseco Capital Management. He began his career as a bank regulator at the Commonwealth of Massachusetts's Division of Banks, and later served as Vice President and Treasurer of Salem Cooperative Bank in New Hampshire. Mr. Gray holds a B.A. in English from Tufts University. He is a CFA charterholder.


            Job titles indicate position with the investment adviser.

SHEILA HUANG, Director, is a fixed income portfolio manager focusing on mortgage-backed securities and has been a team member since 2005. She joined Credit Suisse in 2004 from TimesSquare Capital Management, where she was a Vice President and mortgage-backed securities portfolio manager. From 1999 to 2003, she was at BlackRock Financial Management, where she was mortgage strategist and a fixed income quantitative analyst. Prior to that she was a credit analyst at Citibank and a credit risk modeler at MDS Inc. Ms. Huang holds a BS in applied mathematics and international trade from Nanjing University, and a PhD in operations research from Georgia Institute of Technology. She is a CFA charterholder.

RICHARD AVIDON, Vice President, is a commercial mortgage backed securities ("CMBS") sector specialist and has been a team member since 2005. He joined Credit Suisse in 2005 from Alliance Capital Management, where from 2001 to 2005, he was a Vice President analyzing CMBS and REIT debt products and managed multi-sector collateralized debt obligation portfolios. Prior to his tenure at Alliance Capital Management, Mr. Avidon worked at GE Capital from 1999 to 2001. He holds a B.S. in Economics from Rutgers University and a MBA from Vanderbilt University, with a concentration in Finance and Accounting.

PHILIP WUBBENA, Vice President, is an Asset Backed Securities sector specialist and has been a team member since 2005. He joined Credit Suisse in 2005 from ACA Capital, where from 2002 to 2005, he was a Director managing over $3 billion in a credit portfolio of mortgage-related fixed income securities that backed ACA Capital's Collateralized Debt Obligation securities. Prior to his tenure at ACA Capital, he worked at Moody's Investors Service from 1998 to 2002 and was responsible for rating structured finance issues, and analyzing the credit quality of the underlying collateral. Mr. Wubbena holds a B.A. in Economics from the University of Maryland, and a MBA from Loyola College in Maryland.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

        SHARE VALUATION


      The net asset value ("NAV") of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.


      The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


      The fund declares dividends daily and pays them monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

      Distributions may be reinvested in additional shares without any initial or deferred sales charge.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

        TAXES

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

      If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.


      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

        STATEMENTS AND REPORTS

      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, PROSPECTUSES or proxy statements, please contact your financial representative or call 800-927-2874.


      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

                           CHOOSING A CLASS OF SHARES

      This PROSPECTUS offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

o Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

o Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

o Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but because they have higher annual expenses, Class C shares are generally not appropriate if you are investing for the long-term.

o Class B shares would be a better choice than Class C shares only if you do not expect to redeem your shares in the next four years

      We describe each class of shares in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of Class A, Class B and Class C, which we recommend you discuss with your financial representative. Your financial representative will receive higher compensation if you choose Class B rather than Class A or Class C.


--------------------------------------------------------------------------------------
                                     MAIN FEATURES
--------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------
o  Initial sales charge of up to 4.75%      o  Lower annual expenses than Class B or
                                               C because of lower 12b-1 fee
o  Lower sales charge for large purchases

o  No charges when you sell shares
   (except on certain redemptions of shares
   bought without an initial sales charge)
--------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------
o  No initial sales charge                  o  Higher annual expenses than Class A
                                               shares because of higher 12b-1 fee
o  Deferred sales charge of up to 4.00%
   if you sell shares within 4 years of     o  Automatic conversion to Class A shares
   purchase                                    after 8 years, reducing future expenses

o  Deferred sales charge declining to
   annual zero after 4 years
--------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------
o  No initial sales charge                  o  Higher annual expenses than Class A
                                               shares because of higher 12b-1 fee

o  Deferred sales charge of 1.00% if you    o  No conversion to Class A shares, so
   sell shares during the first year of        annual expenses remain higher
   purchase
--------------------------------------------------------------------------------------


      More information about the fund's classes of shares is available through Credit Suisse's website. You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

o     the front-end sales charges that apply to the purchase of Class A shares

o     the deferred sales charges that apply to the redemption of Class C shares

o     who qualifies for lower sales charges on Class A shares

o     who qualifies for a sales load waiver

      Go to www.credit-suisse.com/us and click on "Breakpoint Discounts." You may also go to the NASD website, www.nasdr.com, and click on "Understanding Mutual Fund Classes" under "Investor Education: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

                            BUYING AND SELLING SHARES

        OPENING AN ACCOUNT

      You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

        BUYING AND SELLING SHARES

      The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. Eastern Time) in order for it to be priced at the day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS). The fund reserves the right to reject any purchase order.


      The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts do apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.


      The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

      You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of the fund on the day you redeem.

      Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days' notice, the fund reserves the right to close the account and mail you the proceeds. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases. The fund also reserves the right, if it raises the minimum account balance, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

        EXCHANGING SHARES

      You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.


      The fund reserves the right to:


o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.


      FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL 800-927-2874.

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND
        SALES OF FUND SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").


      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.


      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      The fund reserves the right to:

o     charge a wire-redemption fee

o make a "redemption in kind"-- payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations


o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the U.S. Securities and Exchange Commission (SEC) permits)


o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

        CLASSES OF SHARES AND
        SALES CHARGES

      Class A, B and C shares are identical except in three important ways: (1) each class bears different distribution service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

        CLASS A SHARES

OFFERING PRICE

      The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):


                         INITIAL SALES CHARGE - CLASS A



----------------------------------------------------------------------------------------------
                                                                          COMMISSION TO
                                   AS A % OF         AS A % OF       FINANCIAL REPRESENTATIVE
       AMOUNT PURCHASED         AMOUNT INVESTED    OFFERING PRICE    AS A % OF OFFERING PRICE
----------------------------------------------------------------------------------------------
Less than $50,000                    4.99%             4.75%                  4.25%
----------------------------------------------------------------------------------------------
$50,000 to less than $100,000        4.71%             4.50%                  4.00
----------------------------------------------------------------------------------------------
$100,000 to less than $250,000       3.63%             3.50%                  3.25%
----------------------------------------------------------------------------------------------
$250,000 to less than $500,000       2.56%             2.50%                  2.25%
----------------------------------------------------------------------------------------------
$500,000 to less than
$1,000,000                           2.04%             2.00%                  1.75%
----------------------------------------------------------------------------------------------
$1,000,000 or more                    0*                 0                     .50%**
----------------------------------------------------------------------------------------------



* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").


** The distributor may pay a financial representative a fee as follows: up to .50% on purchases of up to and including $10 million, up to .25% on the next $40 million, and up to .125% on purchase amounts over $50 million.


      The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1. INDIVIDUALS AND MEMBERS OF THEIR IMMEDIATE FAMILIES: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2. CONTROLLED COMPANIES: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3. RELATED TRUSTS: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4. UGMA ACCOUNTS: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and or an immediate family member.

      IF YOU QUALIFY FOR REDUCED SALES CHARGES BASED ON PURCHASES YOU ARE MAKING AT THE SAME TIME IN MORE THAN ONE TYPE OF ACCOUNT LISTED ABOVE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE AT THE TIME OF PURCHASE AND REQUEST THAT YOUR FINANCIAL REPRESENTATIVE NOTIFY THE FUND'S TRANSFER AGENT OR DISTRIBUTOR. FOR MORE INFORMATION, CONTACT YOUR FINANCIAL REPRESENTATIVE.

      ALL ACCOUNTS HELD BY ANY "PURCHASER" WILL BE COMBINED FOR PURPOSES OF QUALIFYING FOR REDUCED SALES CHARGES UNDER THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES PRIVILEGES, WHICH ARE DISCUSSED IN MORE DETAIL BELOW. YOUR FINANCIAL REPRESENTATIVE MAY NOT KNOW ABOUT ALL YOUR ACCOUNTS THAT OWN SHARES OF THE CREDIT SUISSE FUNDS. IN ORDER TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE OF ANY OTHER INVESTMENTS THAT YOU OR YOUR RELATED ACCOUNTS HAVE IN THE CREDIT SUISSE FUNDS, SUCH AS SHARES HELD IN AN IRA, SHARES HELD BY A MEMBER OF YOUR IMMEDIATE FAMILY OR SHARES HELD IN AN ACCOUNT AT A BROKER-DEALER OR FINANCIAL INTERMEDIARY OTHER THAN THE FINANCIAL REPRESENTATIVE HANDLING YOUR CURRENT PURCHASE. FOR MORE INFORMATION ABOUT QUALIFYING FOR REDUCED SALES CHARGES, CONSULT YOUR FINANCIAL INTERMEDIARY, WHICH MAY REQUIRE THAT YOU PROVIDE DOCUMENTATION CONCERNING RELATED ACCOUNTS.

      From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

      THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:


1.    investment advisory clients of Credit Suisse;

2. officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of the Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

3. an agent or broker of a dealer that has a sales agreement with the distributor for his or her own account or an account of a relative of any such person, or any trust or IRA self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);


4. shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker- dealers perform advisory, custodial, record keeping or other services;

5. shares purchased for 401 (k) Plans, 403 Plans, 457 Plans employee benefit plans sponsored by an employer and pension plans;

6.    Class B shares that are automatically converted to Class A shares;

7. Class A shares acquired when dividends and distributions are reinvested in the fund; and

8. Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

      IF YOU QUALIFY FOR A WAIVER OF THE SALES CHARGE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE AT THE TIME OF PURCHASE AND REQUEST THAT YOUR FINANCIAL REPRESENTATIVE NOTIFY THE FUND'S TRANSFER AGENT OR DISTRIBUTOR. FOR MORE INFORMATION, CONTACT YOUR FINANCIAL REPRESENTATIVE.

      REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:


      LETTER OF INTENT. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

      RIGHT OF ACCUMULATION. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


      The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

      CONCURRENT PURCHASES. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.


      REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.


      CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.


      The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's PROSPECTUS. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

      The Limited CDSC will be paid to the distributor and will be equal to the lesser of 0.50% of:

o     the NAV at the time of purchase of the Class A shares being redeemed; or

o     the NAV of such Class A shares at the time of redemption.


      For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.


        CLASS B SHARES

      You may choose to purchase Class B shares at the fund's NAV, although such shares may be subject to a CDSC when you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

      When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current NAV or the original purchase price of the shares identified for redemption.

----------------------------------------------
YEAR AFTER PURCHASE          CDSC PERCENTAGE
----------------------------------------------
        1st                        4%
----------------------------------------------
        2nd                        3%
----------------------------------------------
        3rd                        2%
----------------------------------------------
        4th                        1%
----------------------------------------------
  After 4th year                  None
----------------------------------------------

      Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

      THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

1. shares received pursuant to the exchange privilege which are currently exempt from a CDSC;


2. redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code"));

3. redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

4. redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Code; and


5. Class B shares acquired when dividends and distributions are reinvested in the fund.


      Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current NAV of less than $250 will not be subject to the CDSC. In addition, Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CDSC, as follows:


-------------------------------------------------------------------------------
CLASS B SHARES                         WHEN CONVERTED TO CLASS A
-------------------------------------------------------------------------------
Shares issued at initial purchase      Eight years after the date of purchase
-------------------------------------------------------------------------------
Shares issued on reinvestment of       In the same proportion as the number
dividends and distributions            of Class B shares converting is to
                                       total Class B shares you own
                                       (excluding shares issued as a dividend)
-------------------------------------------------------------------------------
Shares issued upon exchange from       On the date the shares originally
another Credit Suisse Fund             acquired would have converted into
                                       Class A shares
-------------------------------------------------------------------------------


      REINSTATEMENT PRIVILEGE. If you redeemed Class B or Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class B or Class C shares, as appropriate, of the fund or of another Credit Suisse Fund at the current NAV and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.


        CLASS C SHARES


      You may choose to purchase Class C shares at the fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's PROSPECTUS. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

      Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.



        ADVISOR CLASS AND COMMON CLASS SHARES

      The fund also offers Advisor Class shares and Common Class shares through separate PROSPECTUSES. Advisor Class shares are available to eligible investors through certain intermediaries or directly without the imposition of a sales charge but with an ongoing service and distribution fee of .50%. Eligible investors may be eligible to purchase Common Class shares through certain intermediaries or directly without the imposition of a sales charge. The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) certain registered investment advisers ("RIAs"), (4) certain broker- dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

   Prospective investors may be required to provide documentation to determine their eligibility to purchase Advisor Class or Common Class shares.

                                OTHER INFORMATION


        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc., an affiliate of Credit Suisse Asset Management, LLC, is responsible for making the fund available to you.


      The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00%, and 1.00% of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

      Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

      The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.


      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                       This page intentionally left blank

CREDIT SUISSE [LOGO]

                              FOR MORE INFORMATION

      More information about the fund is available free upon request, including the following:

        ANNUAL/SEMIANNUAL
        REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION

      A current SAI which provides more details about the fund is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   www.credit-suisse.com/us

The fund's SAI and ANNUAL REPORT and SEMIANNUAL REPORT are available on Credit Suisse's website, www.credit-suisse.com/us.


SEC file number:
Credit Suisse

Fixed Income Fund                                        811-05039



P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 o WWW.CREDIT-SUISSE.COM/US


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   FI-PRO-LOAD-0206

CREDIT SUISSE [LOGO]


      CREDIT SUISSE FUNDS
      Prospectus


      COMMON CLASS

      February 28, 2006


           o  CREDIT SUISSE
              NEW YORK MUNICIPAL FUND

           o  CREDIT SUISSE
              FIXED INCOME FUND

           o  CREDIT SUISSE
              GLOBAL FIXED INCOME FUND


Each fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organ ized group of persons whether incorporated or not that has a formal or informal con sulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the funds and open new accounts under the same social security number.


Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.................................................................    4
   Goals and Principal Strategies..........................................    4
   A Word About Risk.......................................................    4
   Investor Profile........................................................    6

PERFORMANCE SUMMARY........................................................    7
   Year-by-Year Total Returns..............................................    7
   Average Annual Total Returns............................................    8

INVESTOR EXPENSES..........................................................   10
   Fees and Fund Expenses..................................................   10
   Example.................................................................   11

THE FUNDS IN DETAIL........................................................   12
   The Management Firms....................................................   12
   Multi-Class Structure...................................................   12
   Fund Information Key....................................................   13

NEW YORK MUNICIPAL FUND....................................................   14

FIXED INCOME FUND..........................................................   17

GLOBAL FIXED INCOME FUND...................................................   20

MORE ABOUT RISK............................................................   24
   Introduction............................................................   24
   Types of Investment Risk................................................   24
   Certain Investment Practices............................................   27

MEET THE MANAGERS..........................................................   30

ABOUT YOUR ACCOUNT.........................................................   35
   Share Valuation.........................................................   35
   Account Statements......................................................   36
   Distributions...........................................................   36
   Taxes...................................................................   36

BUYING SHARES..............................................................   38

SELLING SHARES.............................................................   41

SHAREHOLDER SERVICES.......................................................   44

OTHER POLICIES.............................................................   46

OTHER INFORMATION..........................................................   49
   About the Distributor..................................................    49

FOR MORE INFORMATION................................................  back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES



------------------------------------------------------------------------------------------------
FUND/GOAL                PRINCIPAL STRATEGIES                     PRINCIPAL RISK FACTORS
------------------------------------------------------------------------------------------------
NEW YORK                 o   Invests at least 80% of its net      o   Credit risk
MUNICIPAL FUND               assets, plus any borrowings for
To maximize current          investment purposes, in New York     o   Geographic risk
interest income              municipal securities
exempt from regular                                               o   Interest-rate risk
federal income tax       o   Normally maintains a weighted-
and New York State           average portfolio maturity of        o   Market risk
and New York City            between three and 10 years
personal income                                                   o   Non-diversified status
taxes, to the            o   Emphasizes investment-grade
extent consistent            securities
with prudent
investment and the
preservation of
capital
------------------------------------------------------------------------------------------------
FIXED INCOME FUND        o   Invests at least 80% of its net      o   Credit risk
To generate high             assets, plus any borrowings for
current income               investment purposes, in fixed-       o   Foreign securities risk
consistent with              income securities
reasonable risk                                                   o   Interest-rate risk
and, secondarily,        o   Normally maintains a weighted-
capital appreciation         average portfolio maturity of 10     o   Market risk
                             years or less
                                                                  o   Speculative risk
                         o   Favors investment-grade
                             securities, but may diversify
                             credit quality in pursuit of
                             its goal
------------------------------------------------------------------------------------------------
GLOBAL FIXED             o   Invests at least 80% of its net      o   Credit risk
INCOME FUND                  assets, plus any borrowings for
To maximize total            investment purposes, in fixed-       o   Foreign securities risk
investment return            income securities of issuers in
consistent with              a number of countries throughout     o   Interest-rate risk
prudent investment           the world, including the U.S.
management,                                                       o   Market risk
consisting of a          o   Favors investment-grade
combination of               securities, but may diversify        o   Speculative risk
interest income,             credit quality in pursuit of its
currency gains and           goal
capital appreciation
                         o   Investment decisions are based
                             on fundamental market factors,
                             currency trends and credit
                             quality
------------------------------------------------------------------------------------------------


        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK
ALL FUNDS

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES RISK
FIXED INCOME FUND,
GLOBAL FIXED INCOME FUND


      A fund that invests outside the U.S. carries additional risks that include:


o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although a fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

GEOGRAPHIC RISK
NEW YORK MUNICIPAL FUND

      A fund that invests primarily in New York municipal securities is more susceptible to economic, political and other developments that may adversely affect issuers of such securities than a more geographically diversified fund. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance.

INTEREST-RATE RISK
ALL FUNDS

      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK
ALL FUNDS

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS
NEW YORK MUNICIPAL FUND

      The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

SPECULATIVE RISK
FIXED INCOME FUND,
GLOBAL FIXED INCOME FUND


      To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.


        INVESTOR PROFILE

      THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

o are seeking total return (Global Fixed Income Fund), investment income (Fixed Income Fund) or tax-exempt income (New York Municipal Fund)

o are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds

o     want to diversify their portfolios with fixed-income funds

      THEY MAY NOT BE APPROPRIATE IF YOU:

o     are investing for maximum return over a long time horizon

o     require stability of your principal

      In addition, the New York Municipal Fund may not be appropriate for IRAs or other tax advantaged plans.

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance (before and after taxes) over time to that of a broad-based securities market index and other indexes, if applicable. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS


                                   [BAR GRAPH]



---------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:                  1996    1997    1998     1999     2000      2001     2002     2003   2004    2005
---------------------------------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND            4.32%   5.88%   5.48%   -0.41%    9.04%     4.73%    8.16%    3.28%  0.65%   0.74%
 Best quarter: 3.54% (Q4 00)
 Worst quarter: -1.76% (Q2 04)
 Inception date: 4/1/87
---------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND                  5.15%   8.80%   6.51%   -0.04%    9.40%     5.51%    1.68%    6.57%  5.10%  1.58%
 Best quarter: 3.85% (Q4 02)
 Worst quarter: -2.48% (Q2 04)
 Inception date: 8/17/87
---------------------------------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND          16.01%   9.97%   2.17%    8.42%    0.39%     7.24%   10.22%   14.47%  9.68%  -5.74%
 Best quarter: 7.52% (Q4 04)
 Worst quarter: -3.12% (Q2 04)
 Inception date: 11/1/90
---------------------------------------------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
                             ONE       FIVE         TEN
    PERIOD ENDED             YEAR      YEARS       YEARS     LIFE OF   INCEPTION
      12/31/05:              2005    2001-2005   1996-2005    CLASS       DATE
--------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND
--------------------------------------------------------------------------------
RETURN BEFORE TAXES           0.74%       3.69%       4.25%      5.16%    4/1/87
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS                 0.74%       3.52%       4.12%      5.04%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF
FUND SHARES                   2.36%       3.71%       4.20%      5.07%
--------------------------------------------------------------------------------
LEHMAN BROTHERS 5 YEAR
MUNICIPAL BOND INDEX
(REFLECTS NO DEDUCTIONS
FOR FEES, EXPENSES OR
TAXES) 1                      0.95%       4.62%       4.79%      5.78%
--------------------------------------------------------------------------------
FIXED INCOME FUND
--------------------------------------------------------------------------------
RETURN BEFORE TAXES           1.58%       4.29%       5.20%      6.65%   8/17/87
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS                 0.00%       2.51%       3.00%      4.21%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF
FUND SHARES                   1.02%       2.58%       3.06%      4.22%
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTIONS FOR
FEES, EXPENSES  OR TAXES) 2   2.43%       5.87%       6.17%      7.78%
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND
--------------------------------------------------------------------------------
RETURN BEFORE TAXES          -5.74%       6.12%       5.84%      6.86%   11/1/90
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS                -6.42%       3.73%       3.07%      4.16%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF
FUND SHARES                  -3.72%       3.82%       3.25%      4.23%
--------------------------------------------------------------------------------
LEHMAN BROTHERS GLOBAL
AGGREGATE BOND INDEX 3       -4.48%       6.81%       5.35%      7.11%
--------------------------------------------------------------------------------


1 The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds with maturities between four and six years, and is calculated by Lehman Brothers Inc. Investors cannot invest directly in an index.

2 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, the Standard & Poor's Division of The McGraw-Hill Companies, Inc. or Fitch IBCA Inc. Investors cannot invest directly in an index.

3 The Lehman Brothers Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S. Aggregate TM Bond Index, the Pan-European TM Aggregate Index, the Global Treasury TM Index, the Asian-Pacific TM Aggregate Index, the Eurodollar TM Index and the
      U.S. Investment Grade 144A Index. Investors cannot invest directly in an index.

                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder of each fund. Annual fund operating expenses are amounts for the fiscal year ended October 31, 2005.

--------------------------------------------------------------------------------
                                                                         GLOBAL
                                                    NEW YORK    FIXED    FIXED
                                                    MUNICIPAL  INCOME    INCOME
                                                      FUND      FUND      FUND
--------------------------------------------------------------------------------
SHAREHOLDER FEES
  (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on                NONE      NONE      NONE
purchases (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a            NONE      NONE      NONE
percentage of original purchase price or
redemption proceeds, as applicable)
--------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested             NONE      NONE      NONE
distributions (as a percentage of offering price)
--------------------------------------------------------------------------------
Redemption fees                                       NONE      NONE      NONE
--------------------------------------------------------------------------------
Exchange fees                                         NONE      NONE      NONE
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                        0.40%     0.50%     1.00%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                  NONE      NONE      NONE
--------------------------------------------------------------------------------
Other expenses                                        0.58%     0.47%     0.59%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*                 0.98%     0.97%     1.59%
--------------------------------------------------------------------------------

* Estimated fees and expenses for the fiscal year ending October 31, 2006 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

EXPENSES AFTER                            NEW YORK      FIXED        GLOBAL
WAIVERS AND                              MUNICIPAL     INCOME     FIXED INCOME
REIMBURSEMENTS                              FUND        FUND          FUND

Management fee                             0.02%        0.23%        0.36%

Distribution and service (12b-1) fee       NONE         NONE         NONE

Other expenses                             0.58%        0.47%        0.59%
                                          -----        -----        -----
NET ANNUAL FUND OPERATING EXPENSES         0.60%        0.70%        0.95%

                                     EXAMPLE


This example may help you compare the cost of investing in the funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                                         ONE       THREE     FIVE         TEN
                                         YEAR      YEARS     YEARS       YEARS
--------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND                  $100      $312      $542       $1,201
--------------------------------------------------------------------------------
FIXED INCOME FUND                        $ 99      $309      $536       $1,190
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND                 $162      $502      $866       $1,889
--------------------------------------------------------------------------------

                               THE FUNDS IN DETAIL

        THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the funds

o Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the Global Fixed Income Fund


o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      For the 2005 fiscal year, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid Credit Suisse 0.02%, 0.23% and 0.36%, respectively, of their average net assets for advisory services.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom


o     Sub-investment adviser for the Global Fixed Income Fund


o Responsible for assisting Credit Suisse Asset Management, LLC in the management of the fund's international assets according to its goal and strategies

o     Also a part of the asset management business of Credit Suisse

      A discussion regarding the basis for the Boards of Trustees'/Directors' approval of the investment advisory contract of each fund is available in each fund's SEMIANNUAL REPORT to shareholders, dated April 30, 2005.


        MULTI-CLASS STRUCTURE

      This PROSPECTUS offers Common class shares of the fund. Common class shares are no load. The funds offer additional classes of shares, as described in separate PROSPECTUSES.

        FUND INFORMATION KEY

      Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital- gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital-gains, which could raise your income-tax liability.

      The ANNUAL REPORT includes the auditor's report, along with each fund's financial statements. It is available free upon request through the methods described on the back cover of the PROSPECTUS.

                             NEW YORK MUNICIPAL FUND

        GOAL AND STRATEGIES

      The New York Municipal Fund seeks to maximize current interest income exempt from regular federal income tax and New York State and New York City personal income taxes, to the extent consistent with prudent investment and the preservation of capital. To pursue this goal, the fund invests in New York municipal securities.

      New York municipal securities are debt obligations (other than short-term securities) the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes.

      Under normal market conditions, the fund will:


o invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities


o     maintain a weighted-average maturity of between three and 10 years

      The fund's 80% investment policy may be changed only by the shareholders of the fund. The fund's investment objective may be changed without shareholder approval.

        PORTFOLIO INVESTMENTS

      The fund invests at least 65% of assets in New York municipal securities that are rated investment grade. The fund may invest up to 20% of net assets in types of debt securities other than New York municipal securities. To a limited extent, it may also engage in other investment practices.

        RISK FACTORS

      This fund's principal risk factors are:

o     credit risk

o     geographic risk

o     interest-rate risk

o     market risk

o     non-diversified status

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.


      The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance. As a result, this fund may be more volatile than a more geographically diverse municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the fund may purchase securities that pay interest not exempt from New York taxes.


      The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT

      Lori A. Cohane and Frank J. Biondo manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




------------------------------------------------------------------------------------------------------------------
COMMON CLASS
YEAR ENDED:                                    10/05          10/04          10/03          10/02          10/01
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $    10.49     $    10.68     $    10.81     $    10.74     $    10.24
==================================================================================================================
INVESTMENT OPERATIONS

Net investment income                           0.36           0.37           0.38           0.38 1         0.43

Net gain (loss) on investments
 (both realized and unrealized)                (0.37)         (0.11)          0.05           0.13           0.50
------------------------------------------------------------------------------------------------------------------
  Total from investment operations             (0.01)          0.26           0.43           0.51           0.93
------------------------------------------------------------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income           (0.36)         (0.37)         (0.38)         (0.38)         (0.43)

Distributions from net
  realized gains                               (0.11)         (0.08)         (0.18)         (0.06)            --
------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions            (0.47)         (0.45)         (0.56)         (0.44)         (0.43)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year              $    10.01     $    10.49     $    10.68     $    10.81     $    10.74
==================================================================================================================
  Total return 2                               (0.14)%         2.50%          4.05%          4.91%          9.20%
------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)    $   31,569     $   51,055     $   63,423     $   83,434     $  113,371

Ratio of expenses to average net assets         0.60%          0.60%          0.60%          0.60%          0.60%

Ratio of net investment income to
 average net assets                             3.52%          3.53%          3.51%          3.58%          4.03%

Decrease reflected in above operating
 expense ratios due to waivers/
 reimbursements                                 0.38%          0.36%          0.26%          0.25%          0.16%

Portfolio turnover rate                           38%            27%             6%            34%            51%
------------------------------------------------------------------------------------------------------------------


1 Per share information is calculated using the average share outstanding method.

2 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

                                FIXED INCOME FUND

        GOAL AND STRATEGIES

      The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

      Under normal market conditions:

o at least 65% of the fund's fixed-income securities will be investment grade

o     the fund will maintain a weighted- average maturity of 10 years or less

        PORTFOLIO INVESTMENTS


      Under normal market conditions, the fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities such as:


o     coroporate bonds, debentures and notes

o     convertible debt securities

o     preferred stocks

o     government securities

o     municipal securities

o     mortgage-backed securities

o     repurchase agreements involving portfolio securities

      The fund may invest:

o without limit in U.S. dollar- denominated, investment-grade foreign securities

o     up to 35% of assets in non-dollar-denominated foreign securities

o up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

o     up to 35% of assets in emerging markets debt securities

      To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).

      The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's options and derivatives strategy are dependent upon Credit Suisse's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the STATEMENT OF ADDITIONAL INFORMATION (SAI) and under "Certain Investment Practices" below.


      The fund's 80% investment policy may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.

        RISK FACTORS

      The fund's principal risk factors are:

o     credit risk

o     foreign securities risk

o     interest rate risk

o     market risk

o     speculative risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

      To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

      These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

        PORTFOLIO MANAGEMENT


      The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Kevin D. Barry, Michael E. Gray, Sheila Huang, Richard Avidon and Philip Wubbena. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




------------------------------------------------------------------------------------------------------------------
COMMON CLASS
YEAR ENDED:                                    10/05          10/04          10/03         10/02 1         10/01
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $    10.07     $     9.84     $     9.42     $    10.33     $     9.78
==================================================================================================================
INVESTMENT OPERATIONS

Net investment income                           0.40           0.32 2         0.37 2         0.50           0.64

Net gain (loss) on investments, futures
 contracts,options written, swap contracts
 and foreign currency related items
 (both realized and unrealized)                (0.28)          0.25           0.49          (0.91)          0.55
------------------------------------------------------------------------------------------------------------------
  Total from investment operations              0.12           0.57           0.86          (0.41)          1.19
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income           (0.43)         (0.34)         (0.44)         (0.50)         (0.64)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year              $     9.76     $    10.07     $     9.84     $     9.42     $    10.33
------------------------------------------------------------------------------------------------------------------
  Total return 3                                1.21%          5.95%          9.19%         (4.07)%        12.52%
==================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000s omitted)    $   91,916     $  113,947     $  129,743     $  194,688     $  334,647

Ratio of expenses to average net assets         0.70%          0.70%          0.70%          0.70%          0.72%

Ratio of net investment income to average
 net assets                                     4.01%          3.27%          3.82%          4.90%          6.32%

Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                         0.27%          0.29%          0.28%          0.22%          0.13%

Portfolio turnover rate                          354%           385%           434%           385%           383%
------------------------------------------------------------------------------------------------------------------


1 As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


2 Per share information is calculated using the average shares outstanding method.


3 Total returns are historical and assume changes in share price and reinvestment of all dividends. Had certain expenses not been reduced during the years shown, total returns would have been lower.

                            GLOBAL FIXED INCOME FUND

        GOAL AND STRATEGIES

      The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. To pursue this goal, the fund invests in fixed-income securities of U.S. and foreign issuers including:

o     foreign governments and companies, including those in emerging markets

o     multinational organizations, such as the World Bank

o     the U.S. government, its agencies and instrumentalities and U.S. companies

o asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities


      Under normal market conditions, the fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in a number of countries throughout the world, which may include the U.S. There is no limit on the fund's ability to invest in emerging markets.


      The portfolio managers base their investment decisions on fundamental market factors, currency trends and credit quality. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the managers believe the currency risk can be reduced through hedging.

      The fund's 80% investment policy may be changed by the fund's Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

        PORTFOLIO INVESTMENTS

      This fund may invest in all types of fixed-income securities, including:

o     corporate bonds, debentures and notes

o     convertible debt securities

o     preferred stocks

o     government securities

o     municipal securities

o     mortgage-backed securities

o     repurchase agreements involving portfolio securities

      The fund may purchase securities denominated in foreign currencies or in U.S. dollars.

      The fund may invest up to:

o 40% of assets in securities of issuers located in any single foreign country

o 35% of net assets in fixed-income securities rated below investment grade (junk bonds)

o 25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions


o 20% of net assets in equity securities, including common stocks, warrants and rights

      As of February 14, 2006, the fund's average effective maturity was 7.11 years. The fund has no stated maturity policy and the average effective maturity may change.


      To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and options on swaps (commonly referred to as swaptions).


      The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's options and derivatives strategy are dependent upon Credit Suisse's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the SAI and under "Certain Investment Practices" below.


        RISK FACTORS

      The fund's principal risk factors are:

o     credit risk

o     foreign securities risk

o     interest-rate risk

o     market risk

o     speculative risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

      International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment grade bonds) will likely be paid a greater portion of any payment made by the issuer.

      To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT

      The Credit Suisse Global Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Kevin D. Barry, John de Garis, Michael E. Gray, Sheila Huang, Thanos Papasavvas, Richard Avidon, Joanne Gilbert and Philip Wubbena. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




------------------------------------------------------------------------------------------------------------------
COMMON CLASS
YEAR ENDED:                                    10/05          10/04          10/03         10/02 1         10/01
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $    10.42     $    10.59     $     9.90     $     9.99     $     9.71
==================================================================================================================
INVESTMENT OPERATIONS

Net investment income                           0.27 2         0.27 2         0.28 2         0.38 2         0.53

Net gain (loss) on investments,
 futures contracts, options written,
 swap contracts and foreign currency
 related items (both realized and
 unrealized)                                   (0.34)          0.70           1.11           0.03           0.21
------------------------------------------------------------------------------------------------------------------
  Total from investment operations             (0.07)          0.97           1.39           0.41           0.74
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income           (0.77)         (1.14)         (0.70)         (0.50)         (0.46)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year              $     9.58     $    10.42     $    10.59     $     9.90     $     9.99
==================================================================================================================
  Total return 3                               (1.07)%         9.63%         14.73%          4.27%          7.81%
------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000s omitted)    $  114,697     $  128,816     $  134,903     $  108,535     $  118,876

Ratio of expenses to average net assets         0.95%          0.95%          0.95%          0.95%          0.95%

Ratio of net investment income to average
 net assets                                     2.66%          2.67%          2.69%          3.89%          5.15%

Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                         0.64%          0.70%          0.76%          0.77%          0.58%

Portfolio turnover rate                          230%           224%           239%           150%           144%
------------------------------------------------------------------------------------------------------------------


1 As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.87% to 3.89%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


2 Per share information is calculated using the average shares outstanding method.

3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

                              MORE ABOUT RISK


        INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

      The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK


      The following risks are referred to throughout this PROSPECTUS.

PRINCIPAL RISK FACTORS

CREDIT RISK
ALL FUNDS

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES RISK
FIXED INCOME FUND,
GLOBAL FIXED INCOME FUND

      A fund that invests outside the U.S. carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although a fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

0 POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

GEOGRAPHIC RISK
NEW YORK MUNICIPAL FUND

      A fund that invests primarily in New York municipal securities is more susceptible to economic, political and other developments that may adversely affect issuers of such securities than a more geographically diversified fund. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance.

INTEREST-RATE RISK
ALL FUNDS

      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK
ALL FUNDS

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS
NEW YORK MUNICIPAL FUND

      The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

SPECULATIVE RISK
FIXED INCOME FUND,
GLOBAL FIXED INCOME FUND

      To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

OTHER RISK FACTORS


      ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.


      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.


      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.


      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.


      REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.


      TAX RISK The Internal Revenue Service may decide that a tax-exempt security no longer meets the requirements for such exempt status. If any tax-exempt security held by New York Municipal Fund were disqualified, interest received from such security would be taxable income.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent

--    Not permitted




                                                                                   NEW YORK         FIXED       GLOBAL FIXED
                                                                                MUNICIPAL FUND   INCOME FUND     INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                 LIMIT
----------------------------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other       33 1/3%        33 1/3%         33 1/3%
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.
----------------------------------------------------------------------------------------------------------------------------

CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
Swaps involve the right or obligation to receive or make payments based on two different currency rates. 1 CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE,
LIQUIDITY, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS. 2                        --            [X]             [X]
----------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION, LIQUIDITY,
MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                                      --            35%             [X]
----------------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, OPERATIONAL, POLITICAL,
VALUATION RISKS.                                                                      --            [X]             [X]
----------------------------------------------------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1 CORRELATION, CURRENCY, HEDGED EXPOSURE,
INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE RISKS. 2                                 [ ]            [ ]             [ ]
----------------------------------------------------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. CREDIT,
INTEREST-RATE, MARKET RISKS.                                                         [X]            [X]             [X]
----------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                               [X]            [X]             [X]
----------------------------------------------------------------------------------------------------------------------------




                                                                                   NEW YORK         FIXED       GLOBAL FIXED
                                                                                MUNICIPAL FUND   INCOME FUND     INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                 LIMIT
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE,
MARKET, REGULATORY, TAX RISKS.                                                         [X]           [X]            [X]
----------------------------------------------------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY,
MARKET, VALUATION RISKS.                                                                --            35%           35%
----------------------------------------------------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or speculative purposes. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security of instrument. 1 CORRELATION,
CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                [ ]            20%           20%
----------------------------------------------------------------------------------------------------------------------------

REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or
interests. CREDIT, INTEREST-RATE, MARKET RISKS.                                         --            [ ]           [X]
----------------------------------------------------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include
private placements. LIQUIDITY, MARKET, VALUATION RISKS.                                15%            15%           15%
----------------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government securities or bank
letters of credit as collateral. CREDIT, LIQUIDITY, MARKET RISKS.                     33 1/3%        33 1/3%       33 1/3%
----------------------------------------------------------------------------------------------------------------------------




                                                                                   NEW YORK         FIXED       GLOBAL FIXED
                                                                                MUNICIPAL FUND   INCOME FUND     INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                 LIMIT
----------------------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                               [X]            [X]             [X]
----------------------------------------------------------------------------------------------------------------------------

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow a fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                  [ ]            [ ]             [ ]
----------------------------------------------------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                     [ ]            [ ]             [X]
----------------------------------------------------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                                 --            10%             10%
----------------------------------------------------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                              [ ]            20%             20%
----------------------------------------------------------------------------------------------------------------------------

ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, the entire return comes from the difference between purchase price and maturity
value. INTEREST-RATE, MARKET RISKS.                                                   [X]            [X]             [X]
----------------------------------------------------------------------------------------------------------------------------


1 A fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.


2 Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS


Lori A. Cohane and Frank J. Biondo are responsible for the day-to-day portfolio management of the New York Municipal Fund.

Both are co-lead managers of the fund and oversee the duration yield curve positioning along with the security selection.

LORI A. COHANE, Managing Director, has been Co-Portfolio Manager of the New York Municipal Fund since July 2002. She joined Credit Suisse in 2002 from Morgan Stanley Investment Group (Morgan Stanley), where she ultimately served as Executive Director and head of fixed income portfolio management. Prior to joining Morgan Stanley in 1994, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management, which she had joined in 1986. Ms. Cohane graduated magna cum laude from the State University of New York at Albany with a B.S. in Finance.

FRANK J. BIONDO, CFA, Director, has been Co-Portfolio Manager of the New York Municipal Fund since July 2002. He joined Credit Suisse in 2002 from UBS Global Asset Management (UBS), where he was a Director, head trader for separately managed accounts and portfolio manager of closed-end municipal bond funds. Prior to joining UBS in 2001, Mr. Biondo was Vice President, trader and assistant portfolio manager for Morgan Stanley, where, from 1996 to 2001, he assisted in the management of fixed income and money market portfolios. He managed money market funds and institutional cash accounts for Salomon Brothers Asset Management from 1993 to 1996. Mr. Biondo holds a B.S. in Accounting and Economics from New York University.

The Credit Suisse Fixed Income Management Team is responsible for the day-to-day portfolio management of the Fixed Income Fund. The team currently consists of Kevin D. Barry, Michael E. Gray, Sheila Huang, Richard Avidon and Philip Wubbena. Kevin D. Barry is the fund's lead manager and oversees the fund's overall duration, yield curve, and sector positioning. The other members of the team focus on the following: Michael E. Gray on security selection of U.S. credit issues; Sheila Huang on security selection of pass-through agency mortgage-backed securities; Richard Avidon on security selection of commercial mortgage-backed securities; and Philip Wubbena on security selection of asset-backed securities.


            Job titles indicate position with the investment adviser.

KEVIN D. BARRY, CFA, Managing Director, is head of U.S. mortgage-backed and government securities and has been a team member of the Fixed Income Fund and the Global Fixed Income Fund since April 2004. He joined Credit Suisse in 2004 from TimesSquare Capital Management, where he worked from 1997 to 2004, most recently as a Managing Director and senior fixed income portfolio manager. Previously, he was a founding partner and fixed income portfolio manager at 1838 Investment Advisors; a Vice President and fixed income portfolio manager at Manufacturers Hanover Trust Company; and a senior fixed income trader at CIGNA Corp. Mr. Barry holds a B.S. in finance from LaSalle University and an MSc. in financial management from the University of London.

MICHAEL E. GRAY, Managing Director, is global head of credit research and has been a team member since 2005. He joined Credit Suisse in 2004 from Deutsche Asset Management, where from 2002 until 2004 he was a Managing Director, head of US credit research and a fixed income portfolio manager. In 1999 he joined UBS as an Executive Director and head of European credit research in London. While at UBS, he was among the top-ranked European fixed income analysts in 2002 as cited by Credit magazine and the Euromoney investor poll. Prior to his tenure at UBS, Mr. Gray was an investment-grade fixed income analyst and portfolio manager at MFS Investment Management, and a senior securities analyst at Conseco Capital Management. He began his career as a bank regulator at the Commonwealth of Massachusetts's Division of Banks, and later served as Vice President and Treasurer of Salem Cooperative Bank in New Hampshire. Mr. Gray holds a B.A. in English from Tufts University. He is a CFA charterholder.

SHEILA HUANG, Director, is a fixed income portfolio manager focusing on mortgage-backed securities and has been a team member since 2005. She joined Credit Suisse in 2004 from TimesSquare Capital Management, where she was a Vice President and mortgage-backed securities portfolio manager. From 1999 to 2003, she was at BlackRock Financial Management, where she was mortgage strategist and a fixed income quantitative analyst. Prior to that she was a credit analyst at Citibank and a credit risk modeler at MDS Inc. Ms. Huang holds a BS in applied mathematics and international trade from Nanjing University, and a PhD in operations research from Georgia Institute of Technology. She is a CFA charterholder.

RICHARD AVIDON, Vice President, is a commercial mortgage backed securities ("CMBS") sector specialist and has been a team member since 2005. He joined Credit Suisse in 2005 from Alliance Capital Management, where from 2001 to 2005, he was a Vice President analyzing CMBS and REIT debt products and managed multi-sector collateralized debt obligation portfolios. Prior to his tenure at Alliance Capital Management, Mr. Avidon worked at GE Capital from 1999 to 2001. He holds a B.S. in Economics from Rutgers University and a MBA from Vanderbilt University, with a concentration in Finance and Accounting.


            Job titles indicate position with the investment adviser.

PHILIP WUBBENA, Vice President, is an Asset Backed Securities sector specialist and has been a team member since 2005. He joined Credit Suisse in 2005 from ACA Capital, where from 2002 to 2005, he was a Director managing over $3 billion in a credit portfolio of mortgage-related fixed income securities that backed ACA Capital's Collateralized Debt Obligation securities. Prior to his tenure at ACA Capital, he worked at Moody's Investors Service from 1998 to 2002 and was responsible for rating structured finance issues, and analyzing the credit quality of the underlying collateral. Mr. Wubbena holds a B.A. in Economics from the University of Maryland, and a MBA from Loyola College in Maryland.

The Credit Suisse Global Fixed Income Management Team is responsible for the day-to-day portfolio management of the Global Fixed Income Fund. The team currently consists of Kevin D. Barry, John de Garis, Michael E. Gray, Sheila Huang, Thanos Papasavvas, Richard Avidon, Joanne Gilbert and Philip Wubbena.

Kevin D. Barry and Joanne Gilbert are the fund's lead managers and oversee the fund's overall duration, yield curve, currency and country and sector positioning. The other members of the team focus on the following: John de Garis on security selection of non-US credit issues; Michael E. Gray on security selection of credit issues; Thanos Papasavvas on currency management; Sheila Huang and Richard Avidon on security selection of mortgage-backed securities; and Philip Wubbena on security selection of asset-backed securities.

KEVIN D. BARRY, CFA, Managing Director, is head of U.S. mortgage-backed and government securities and has been a member of the team since April 2004. He joined Credit Suisse in 2004 from TimesSquare Capital Management, where he worked from 1997 to 2004, most recently as a Managing Director and senior fixed income portfolio manager. Previously, he was a founding partner and fixed income portfolio manager at 1838 Investment Advisors; a Vice President and fixed income portfolio manager at Manufacturers Hanover Trust Company; and a senior fixed income trader at CIGNA Corp. Mr. Barry holds a B.S. in finance from LaSalle University and an MSc. in financial management from the University of London.

JOHN DE GARIS, Managing Director, is Head of European Fixed Income and has been a member of the team since 2005. He joined Credit Suisse Group in 1993 as a portfolio manager with the fixed income, derivative and quantitative asset management team. Previously he worked at Provident Mutual for four years before joining the quantitative equity management team at M.A.P. Fund Managers. He holds an HND in Business and Finance at Richmond College.


            Job titles indicate position with the investment adviser.

MICHAEL E. GRAY, Managing Director, is global head of credit research and has been a member of the team since 2005. He joined Credit Suisse in 2004 from Deutsche Asset Management, where from 2002 until 2004 he was a Managing Director, head of US credit research and a fixed income portfolio manager. In 1999 he joined UBS as an Executive Director and head of European credit research in London. While at UBS, he was among the top-ranked European fixed income analysts in 2002 as cited by Credit magazine and the Euromoney investor poll. Prior to his tenure at UBS, Mr. Gray was an investment-grade fixed income analyst and portfolio manager at MFS Investment Management, and a senior securities analyst at Conseco Capital Management. He began his career as a bank regulator at the Commonwealth of Massachusetts's Division of Banks, and later served as Vice President and Treasurer of Salem Cooperative Bank in New Hampshire. Mr. Gray holds a B.A. in English from Tufts University. He is a CFA charterholder.

SHEILA HUANG, Director, is a fixed income portfolio manager focusing on mortgage-backed securities and has been a member of the team since 2005. She joined Credit Suisse in 2004 from TimesSquare Capital Management, where she was a Vice President and mortgage-backed securities portfolio manager. From 1999 to 2003, she was at BlackRock Financial Management, where she was mortgage strategist and a fixed income quantitative analyst. Prior to that she was a credit analyst at Citibank and a credit risk modeler at MDS Inc. Ms. Huang holds a BS in applied mathematics and international trade from Nanjing University, and a PhD in operations research from Georgia Institute of Technology. She is a CFA charterholder.

THANOS PAPASAVVAS, Director, is Head of Currency Management with responsibility for segregated, fixed income, equity and total return accounts and has been a member of the team since 2005. He co-chairs the Global Currency Group and Emerging Currency Group at Credit Suisse. He joined Credit Suisse Asset Management Limited (United Kingdom) ("Credit Suisse U.K.") in 1994. Prior to joining Credit Suisse U.K., he was an economist at the UK Government Economic Service from 1992 to 1994. Mr. Papasavvas holds a MSc. in Economics from the University of London.

JOANNE GILBERT, Vice President, is a global fixed income portfolio manager and joined Credit Suisse U.K. in 1992. She has been a member of the team since 2005. Ms. Gilbert joined as Head of Trading and Execution and became a fixed income portfolio manager in 1993. Since then, Ms. Gilbert assumed other roles as Head of Fixed Income Risk Management and Performance Attribution in 1996, and Client Portfolio Manager and Head of Fixed Income Client Service in 2000. Before joining Credit Suisse U.K., she worked for 7 years as an assistant fund manager at Chase Manhattan Investment Group, followed by a proprietary trading position at Mitsubishi Trust International.


            Job titles indicate position with the investment adviser.

RICHARD AVIDON, Vice President, is a commercial mortgage backed securities ("CMBS") sector specialist and has been a member of the team since 2005. He joined Credit Suisse in 2005 from Alliance Capital Management, where from 2001 to 2005, he was a Vice President analyzing CMBS and REIT debt products and managed multi-sector collateralized debt obligation portfolios. Prior to his tenure at Alliance Capital Management, Mr. Avidon worked at GE Capital from 1999 to 2001. He holds a B.S. in Economics from Rutgers University and a MBA from Vanderbilt University, with a concentration in Finance and Accounting.

PHILIP WUBBENA, Vice President, is an Asset Backed Securities sector specialist and has been a member of the team since 2005. He joined Credit Suisse in 2005 from ACA Capital, where from 2002 to 2005, he was a Director managing over $3 billion in a credit portfolio of mortgage-related fixed income securities that backed ACA Capital's Collateralized Debt Obligation securities. Prior to his tenure at ACA Capital, he worked at Moody's Investors Service from 1998 to 2002 and was responsible for rating structured finance issues, and analyzing the credit quality of the underlying collateral. Mr. Wubbena holds a B.A. in Economics from the University of Maryland, and a MBA from Loyola College in Maryland.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


            Job titles indicate position with the investment adviser.

                          ABOUT YOUR ACCOUNT

        SHARE VALUATION


      The net asset value ("NAV") of each fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Each fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before each fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors/Trustees under procedures established by the Board of Directors/Trustees. Each fund may utilize a service provided by an independent third party which has been approved by the Board of Directors/Trustees to fair value certain securities.

      Each fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that each fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which it determines its NAV.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when each fund does not compute its price. This could cause the value of each fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will receive annual and semiannual financial reports.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

      The New York Municipal Fund and Fixed Income Fund declare dividend distributions daily and pay them monthly. The Global Fixed Income Fund declares and pays dividend distributions quarterly. The funds typically distribute capital gains annually, usually in December. Each fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

      Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.


        TAXES

      As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

      As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders. Distributions you receive from a fund, whether reinvested or taken in cash, are generally taxable. However, any tax-exempt interest that the New York Municipal Fund receives retains that status when it is distributed to you. Any gain on the sale of tax-exempt securities results in taxable distributions.

      Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions of taxable income from other sources, including short-term capital gains, are generally taxed as ordinary income.

      If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.


      We will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

NEW YORK MUNICIPAL FUND--SPECIAL
TAX MATTERS

      The New York Municipal Fund intends to pay dividends that are exempt from regular federal income tax. To the extent that the fund's exempt-interest dividends are derived from New York municipal securities, they will be exempt from New York State and New York City personal income taxes. Corporate taxpayers should note that the fund's distributions are not exempt from New York State franchise or New York City business taxes.


      Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

        OPENING AN ACCOUNT

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Shareholder Service Center to receive one by mail or fax.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


      Each fund's Common Class shares are closed to new investors, other than
(1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made.


      Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of that fund and open new accounts under the same social security number. Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

        BUYING AND SELLING SHARES

      Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this PROSPECTUS). Each fund reserves the right to reject any purchase order.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the funds will not be able to open your account. If a fund is unable to verify your identify or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.


FINANCIAL-SERVICES FIRMS


      You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. Each fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with a fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.


      Some of the firms through which the fund is available include:

o     Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

o     Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

o     TD Waterhouse Mutual Fund Network

MINIMUM INVESTMENTS

Regular account:                       $2,500
IRAs:                                    $500
Transfers/Gifts to Minors:               $500


      There is no minimum investment for employees or clients of Credit Suisse and its affiliates or for retirement plan programs. Each fund reserves the right to modify or waive minimum initial investment requirements.

        ADDING TO AN ACCOUNT


      You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

        INVESTMENT CHECKS

      Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

        EXCHANGING SHARES


        Each fund reserves the right to:


o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.



------------------------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                                          ADDING TO AN ACCOUNT BY CHECK
------------------------------------------------------------------------------------------------------------
BY CHECK
------------------------------------------------------------------------------------------------------------
o  Complete the NEW ACCOUNT APPLICATION.                    o  Make your check payable to Credit Suisse
                                                               Funds.
o  For IRAs use the UNIVERSAL IRA APPLICATION.
                                                            o  Write the account number and the fund
o  Make your check payable to Credit Suisse                    name on your check.
   Funds.
                                                            o  Mail to Credit Suisse Funds.
o  Write the fund name on the check.
                                                            o  Minimum amount is $100.
o  Mail to Credit Suisse Funds.

------------------------------------------------------------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------------------------------------------------------
o  Call our Shareholder Service Center to                   o  Call our Shareholder Service Center to
   request an exchange from another Credit                     request an exchange from another Credit
   Suisse Fund. Be sure to read the current                    Suisse Fund.
   PROSPECTUS for the new fund. Also please
   observe the minimum initial investment.                  o  Minimum amount is $250.

o If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.

------------------------------------------------------------------------------------------------------------
BY WIRE
------------------------------------------------------------------------------------------------------------
o  Complete and sign the NEW ACCOUNT                        o  If you do not have telephone privileges, mail
   APPLICATION.                                                or fax a letter of instruction signed by all
                                                               shareholders.
o  Call our Shareholder Service Center and
   fax the signed NEW ACCOUNT APPLICATION by                o  Call our Shareholder Service Center by
   4 p.m. Eastern Time.                                        4 p.m. ET to inform us of the
                                                               incoming wire. Please be sure to specify
o  The Shareholder Service Center will                         your name, the account number and the
   telephone you with your account number.                     fund name on your wire advice.
   Please be sure to specify your name, the
   account number and the fund name on your                 o  Wire the money for receipt that day.
   wire advice.
                                                            o  Minimum amount is $500.
o  Wire your initial investment for receipt that
   day.

o  Mail the original, signed application to Credit
   Suisse Funds.

This method is not available for IRAs.

------------------------------------------------------------------------------------------------------------
BY ACH TRANSFER
------------------------------------------------------------------------------------------------------------
o  Cannot be used to open an account.                       o  Call our Shareholder Service Center to
                                                               request an ACH transfer from your bank.

                                                            o  Your purchase will be effective at the next
                                                               NAV calculated after we receive your order
                                                               in proper form.

                                                            o  Minimum amount is $50.

                                                            o  Requires ACH on Demand privileges.
------------------------------------------------------------------------------------------------------------


                                  800-927-2874
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

                                 SELLING SHARES



------------------------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES                          CAN BE USED FOR
------------------------------------------------------------------------------------------------------------
BY MAIL
------------------------------------------------------------------------------------------------------------
Write us a letter of instruction that includes:             o  Accounts of any type.

o  your name(s) and signature(s)                            o  Sales of any amount.
                                                               For IRAs please use the IRA
o  the fund name and account number                            DISTRIBUTION REQUEST FORM.

o  the dollar amount you want to sell

o  how to send the proceeds
   Obtain a signature guarantee or other
   documentation, if required (see "Selling Shares in Writing"). Mail the materials to Credit Suisse
   Funds. If only a letter of instruction is required, you can fax it to the Shareholder Service Center
   (unless a signature guarantee is required).

------------------------------------------------------------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------------------------------------------------------
o  Call our Shareholder Service Center to request an        o  Accounts with telephone privileges. If you do
   exchange into another Credit Suisse Fund. Be sure to        not have telephone privileges, mail or fax a
   read the current PROSPECTUS for the new fund. Also          letter of instruction to exchange shares.
   please observe the minimum initial investment.

------------------------------------------------------------------------------------------------------------
BY PHONE
------------------------------------------------------------------------------------------------------------
Call our Shareholder Service Center to request              o  Accounts with telephone privileges.
a redemption. You can receive the proceeds as:

o  a check mailed to the address of record ($100 minimum)

o  an ACH transfer to your bank ($50 minimum)

o  a wire to your bank ($500 minimum) See "By Wire or ACH
   Transfer" for details.

------------------------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
------------------------------------------------------------------------------------------------------------
o  Complete the "Wire Instructions" or "ACH on Demand"      o  Accounts with wire-redemption or ACH on
   section of your NEW ACCOUNT APPLICATION.                    Demand privileges.

o  For federal-funds wires, proceeds will be wired on the   o  Requests by phone or mail.
   next business day. For ACH transfers, proceeds will be
   delivered within two business days.
------------------------------------------------------------------------------------------------------------


                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER
Toll free: 800-927-2874
Fax: 888-606-8252

MAIL
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE:


www.credit-suisse.com/us


                               WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT REGISTRATION]

        SELLING SHARES IN WRITING

      Some circumstances require a written sell order, along with a signature guarantee. These include:

o     accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order


      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted.


        RECENTLY PURCHASED SHARES


      For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, each fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.


        LOW-BALANCE ACCOUNTS


      If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, a fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds. Each fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:                       $2,000
IRAs:                                    $250
Transfers/Gifts to Minors:               $250


      Each fund reserves the right to modify or waive this requirement. If a fund increases the amount required to keep an account open, it will give current shareholders 15 days' notice of any increases.



                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

      For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

        STATEMENTS AND REPORTS


      Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, PROSPECTUSES or proxy statements, please call 800-927-2874.

      Each fund discloses its portfolio holdings and certain of its statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on each fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of each fund's policies and procedures with respect to disclosure of its portfolio securities is available in each fund's SAI.


        RETIREMENT PLANS

      Credit Suisse offers a range of tax-advantaged retirement accounts, including:

o     Traditional IRAs

o     Roth IRAs

o     Spousal IRAs

o     Rollover IRAs

o     SEP IRAs


      To transfer your IRA to Credit Suisse Funds, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.


        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

        ACCOUNT CHANGES

      Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

      If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks to not earn interest.

        FREQUENT PURCHASES AND
        SALES OF FUND SHARES

      Frequent purchases and redemptions of fund shares present risks to each fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").


      Each fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Directors/Trustees. Each fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, each fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on a fund's records. Each fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.


      Each fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, each fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      Each fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, a fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although each fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than each fund does and have different consequences associated with it.

      Each fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      Each fund reserves the right to:

o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

o     charge a wire-redemption fee

o make a "redemption in kind"-- payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations


o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the U.S. Securities and Exchange Commission (SEC) permits)


o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                                  800-927-2874
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

                                OTHER INFORMATION

        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse Asset Management, LLC, is responsible for:


o     making the funds available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Common Class shares


      CSAMSI, Credit Suisse Asset Management, LLC or their affiliates may make payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances the funds may reimburse a portion of these payments.

      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                       This page intentionally left blank

CREDIT SUISSE [LOGO]

                              FOR MORE INFORMATION

      More information about the funds is available free upon request, including the following:

        ANNUAL/SEMIANNUAL
        REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.


      Each ANNUAL REPORT also contains letters from a fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


        OTHER INFORMATION

      A current SAI, which provides more details about the funds, is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

      Please contact Credit Suisse Funds to obtain, without charge, an SAI, ANNUAL and SEMIANNUAL REPORT and other information, and to make shareholder inquiries:


BY TELEPHONE:
    800-927-2874

BY FACSIMILE:
    888-606-8252

BY MAIL:
    Credit Suisse Funds
    P.O. Box 55030
    Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial Data Services, Inc.
    Attn: Credit Suisse Funds
    66 Brooks Drive
    Braintree, MA 02184

ON THE INTERNET:

    www.credit-suisse.com/us

Each fund's SAI and ANNUAL REPORT and SEMIANNUAL REPORT are available on Credit Suisse's website, www.credit-suisse.com/us.


SEC FILE NUMBERS:

Credit Suisse New York Municipal Fund       811-04964
Credit Suisse Fixed Income Fund             811-05039
Credit Suisse Global Fixed Income Fund      811-06143

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 o WWW.CREDIT-SUISSE.COM/US



CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR. BONDFUNDS-PRO-CMN-0206


CREDIT SUISSE [LOGO]


      CREDIT SUISSE ADVISOR FUNDS
      Prospectus

      ADVISOR CLASS


      February 28, 2006



           o  CREDIT SUISSE
              FIXED INCOME FUND


As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.............................................................       4
   Goal And Principal Strategies.......................................       4
   A Word About Risk...................................................       4
   Investor Profile....................................................       5

PERFORMANCE SUMMARY....................................................       6
   Year-by-Year Total Returns..........................................       6
   Average Annual Total Returns........................................       7

INVESTOR EXPENSES......................................................       8
   Fees and Fund Expenses..............................................       8
   Example.............................................................       9

THE FUND IN DETAIL......................................................     10
   The Management Firm.................................................      10
   Fund Information Key................................................      10
   Goal and Strategies.................................................      11
   Portfolio Investments...............................................      11
   Risk Factors........................................................      12
   Portfolio Management................................................      13
   Financial Highlights................................................      14

MORE ABOUT RISK........................................................      15
   Introduction........................................................      15
   Types of Investment Risk............................................      15
   Certain Investment Practices........................................      18

MEET THE MANAGERS......................................................      21

MORE ABOUT YOUR FUND...................................................      23
   Share Valuation.....................................................      23
   Account Statements..................................................      24
   Distributions.......................................................      24
   Taxes...............................................................      24

OTHER INFORMATION......................................................      26
   About the Distributor...............................................      26

BUYING SHARES..........................................................      27

SELLING SHARES.........................................................      30

SHAREHOLDER SERVICES...................................................      32

OTHER POLICIES.........................................................      33

FOR MORE INFORMATION..........................................       back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES



---------------------------------------------------------------------------------------------
GOAL                     PRINCIPAL STRATEGIES                   PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------
To generate high         o Invests at least 80% of its net      o Credit risk
current income             assets, plus any borrowings for
consistent with            investment purposes, in fixed-       o Foreign securities risk
reasonable risk and,       income securities
secondarily, capital                                            o Interest-rate risk
appreciation             o Normally maintains a weighted-
                           average portfolio maturity of 10     o Market risk
                           years or less
                                                                o Speculative risk
                         o Favors investment-grade
                           securities, but may
                           diversify credit quality
                           in pursuit of its goal
---------------------------------------------------------------------------------------------


        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES RISK


      A fund that invests outside the U.S. carries additional risks that include:


o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency- denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

SPECULATIVE RISK

      To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

        INVESTOR PROFILE

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

o     are seeking investment income

o are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds

o     want to diversify their portfolios with fixed-income funds

      IT MAY NOT BE APPROPRIATE IF YOU:

o     are investing for maximum return over a long time horizon

o     require stability of your principal

      You should base your investment decisions on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Advisor Shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                                      YEAR-BY-YEAR TOTAL RETURNS



-------------------------------------------------------------------------------------------------------
                                   1997    1998    1999    2000    2001    2002    2003    2004    2005
-------------------------------------------------------------------------------------------------------
Best quarter: 3.79% (Q4 02)       8.53%   6.14%   -0.3%   9.24%   5.39%   1.33%   6.22%   4.45%   1.15%
Worst quarter: -2.60% (Q2 04)
Inception date: 7/3/96


                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
    PERIOD ENDED                ONE YEAR     FIVE YEARS    LIFE OF    INCEPTION
      12/31/05:                   2005       2001-2005      CLASS       DATE
--------------------------------------------------------------------------------
RETURN BEFORE TAXES               1.15%        3.90%         5.11%     7/3/96
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS                    -0.24%        2.27%         3.06%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF
FUND SHARES                       0.75%        2.34%         3.09%
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR
TAXES) 1                          2.43%        5.87%         6.63% 2
--------------------------------------------------------------------------------

1 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes U.S. treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service; the Standard & Poor's Division of The McGraw-Hill Companies, Inc.; or Fitch IBCA Service. Investors cannot invest directly in an index.

2     Performance from July 1, 1996.


                            UNDERSTANDING PERFORMANCE


o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.


o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


The table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2005.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
 (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                      NONE
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                   NONE
--------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested distributions (as a
percentage of offering price)                                           NONE
--------------------------------------------------------------------------------
Redemption fees                                                         NONE
--------------------------------------------------------------------------------
Exchange fees                                                           NONE
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                          0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                    0.50%
--------------------------------------------------------------------------------
Other expenses                                                          0.47%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*                                   1.47%
--------------------------------------------------------------------------------

* Estimated fees and expenses for the fiscal year ending October 31, 2006 (after waivers and expense reimbursements or credits) are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.


EXPENSES AFTER WAIVERS AND REIMBURSEMENTS


Management fee                                                          0.23%
Distribution and service (12b-1) fee                                    0.50%
Other expenses                                                          0.47%
                                                                        -----
NET ANNUAL FUND OPERATING EXPENSES                                      1.20%

                                     EXAMPLE


This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
        ONE                THREE               FIVE                TEN
        YEAR               YEARS              YEARS               YEARS
--------------------------------------------------------------------------------
        $150               $465                $803              $1,757
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL


        THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies

o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      For the 2005 fiscal year, the fund paid Credit Suisse 0.23% of its average net assets for advisory services.

      A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts of the fund is available in the fund's SEMIANNUAL REPORT to shareholders, dated April 30, 2005.


        FUND INFORMATION KEY

      A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital-gains, which could raise your income-tax liability.

      The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods discussed on the back cover of the PROSPECTUS.

        GOAL AND STRATEGIES


      The fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.


      Under normal market conditions:

o at least 65% of the fund's fixed- income securities will be investment grade


o     the fund will maintain a weighted- average maturity of 10 years or less


        PORTFOLIO INVESTMENTS

      Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities such as:

o     corporate bonds, debentures and notes

o     convertible debt securities

o     preferred stocks

o     government securities

o     municipal securities

o     mortgage-backed securities

o     repurchase agreements involving portfolio securities

      The fund may invest:

o without limit in U.S. dollar- denominated, investment-grade foreign securities

o     up to 35% of assets in non-dollar- denominated foreign securities

o up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

o     up to 35% of assets in emerging markets debt securities

      To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).


      The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's options and derivatives strategy are dependent upon Credit Suisse's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the STATEMENT OF INFORMATION (SAI) and under "Certain Investment Practices" below.

      The fund's 80% investment policy may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.


        RISK FACTORS

      The fund's principal risk factors are:

o     credit risk

o     foreign securities risk

o     interest-rate risk

o     market risk

o     speculative risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.


      To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

      These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.


        PORTFOLIO MANAGEMENT


      The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Kevin D. Barry, Michael E. Gray, Sheila Huang, Richard Avidon and Philip Wubbena. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.




-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
YEAR ENDED:                                10/05         10/04         10/03        10/02 1        10/01
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $    10.07    $     9.84    $     9.42    $    10.33    $     9.78
===========================================================================================================
INVESTMENT OPERATIONS

Net investment income                          0.35 2        0.28 2        0.33 2        0.47          0.62

Net gain (loss) on investments, futures
 contracts, options written,
 swap contracts and foreign currency
 related items (both realized and
 unrealized)                                  (0.28)         0.24          0.49         (0.91)         0.55
-----------------------------------------------------------------------------------------------------------
  Total from investment operations             0.07          0.52          0.82         (0.44)         1.17
-----------------------------------------------------------------------------------------------------------
LESS DIVIDENDS

Dividends from net investment income          (0.38)        (0.29)        (0.40)        (0.47)        (0.62)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year             $     9.76    $    10.07    $     9.84    $     9.42    $    10.33
===========================================================================================================
  Total return 3                               0.69%         5.42%         8.77%        (4.31)%       12.24%
-----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)   $   14,007    $   16,912    $   19,990    $   25,650    $   42,633

Ratio of expenses to average net assets        1.20%         1.20%         1.09%         0.95%         0.96%

Ratio of net investment income to
 average net assets                            3.51%         2.78%         3.42%         4.65%         5.86%

Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                        0.27%         0.29%         0.28%         0.22%         0.17%

Portfolio turnover rate                         354%          385%          434%          385%          383%
-----------------------------------------------------------------------------------------------------------


1 As required, effective November 1, 2001, the fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


2 Per share information is calculated using the average shares outstanding method.


3 Total returns are historical and assume changes in share price and reinvestment of all dividends. Had certain expenses not been reduced during the years shown, total returns would have been lower.

                                 MORE ABOUT RISK

        INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK


      The following risks are referred to throughout this PROSPECTUS.

PRINCIPAL RISK FACTORS

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      FOREIGN SECURITIES RISK A fund that invests outside the U.S. carries additional risks that include:

o CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

o POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

      SPECULATIVE RISK To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

OTHER RISK FACTORS


      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.


      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.


o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.


      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

      REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent

--    Not permitted


--------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                     LIMIT
--------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. SPECULATIVE EXPOSURE
RISK.                                                                   33 1/3%
--------------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. 1
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY,
POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                         [X]
--------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased
volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder
protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS,
CURRENCY, INFORMATION, LIQUIDITY, MARKET, OPERATIONAL, POLITICAL,
VALUATION RISKS.                                                          35%
--------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET,
POLITICAL, OPERATIONAL, VALUATION RISKS.                                  [X]
--------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1 CORRELATION, CURRENCY, HEDGED
EXPOSURE, INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE RISKS.              [ ]
--------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable
quality. CREDIT, INTEREST RATE, MARKET RISKS.                             [X]
--------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations
(CMOs), and other receivables. CREDIT, EXTENSION, INTEREST-RATE,
LIQUIDITY, PREPAYMENT RISKS.                                              [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                     LIMIT
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and
instrumentalities. Municipal securities may be affected by
uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE,
MARKET, REGULATORY RISKS.                                                 [X]
--------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET,
VALUATION RISKS.                                                          35%
--------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell
(put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the reference security or
instrument. 1 CORRELATION, CREDIT, HEDGED EXPOSURE, LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                       20%
--------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or
real-estate-related loans or interests. CREDIT, INTEREST-RATE,
MARKET RISKS.                                                             [ ]
--------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include
private placements. LIQUIDITY, MARKET, VALUATION RISKS.                   15%
--------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET
RISKS.                                                                  33 1/3%
--------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years. INFORMATION, LIQUIDITY, MARKET,
VALUATION RISKS.                                                          [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                     LIMIT
--------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct
investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION
RISKS.                                                                    [ ]
--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be
inconsistent with the fund's principal investment strategies and
might prevent the fund from achieving its goal.                           [ ]
--------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                                               10%
--------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE
RISKS.                                                                    20%
--------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, the entire return comes from the difference between purchase price and maturity value. INTEREST-RATE, MARKET
RISKS.                                                                    [X]
--------------------------------------------------------------------------------

1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS


The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Kevin D. Barry, Michael E. Gray, Sheila Huang, Richard Avidon and Philip Wubbena.

Kevin D. Barry is the fund's lead manager and oversees the fund's overall duration, yield curve, and sector positioning. The other members of the team focus on the following: Michael E. Gray on security selection of U.S. credit issues; Sheila Huang on security selection of pass-through agency mortgage-backed securities; Richard Avidon on security selection of commercial mortgage-backed securities; and Philip Wubbena on security selection of asset-backed securities.

KEVIN D. BARRY, CFA, Managing Director, is head of U.S. mortgage-backed and government securities and has been a team member of the fund since April 2004. He joined Credit Suisse in 2004 from TimesSquare Capital Management, where he worked from 1997 to 2004, most recently as a Managing Director and senior fixed income portfolio manager. Previously, he was a founding partner and fixed income portfolio manager at 1838 Investment Advisors; a Vice President and fixed income portfolio manager at Manufacturers Hanover Trust Company; and a senior fixed income trader at CIGNA Corp. Mr. Barry holds a B.S. in finance from LaSalle University and an MSc. in financial management from the University of London.

MICHAEL E. GRAY, Managing Director, is global head of credit research and has been a team member since 2005. He joined Credit Suisse in 2004 from Deutsche Asset Management, where from 2002 until 2004 he was a Managing Director, head of US credit research and a fixed income portfolio manager. In 1999 he joined UBS as an Executive Director and head of European credit research in London. While at UBS, he was among the top-ranked European fixed income analysts in 2002 as cited by Credit magazine and the Euromoney investor poll. Prior to his tenure at UBS, Mr. Gray was an investment-grade fixed income analyst and portfolio manager at MFS Investment Management, and a senior securities analyst at Conseco Capital Management. He began his career as a bank regulator at the Commonwealth of Massachusetts's Division of Banks, and later served as Vice President and Treasurer of Salem Cooperative Bank in New Hampshire. Mr. Gray holds a B.A. in English from Tufts University. He is a CFA charterholder.



            Job titles indicate position with the investment adviser.

SHEILA HUANG, Director, is a fixed income portfolio manager focusing on mortgage-backed securities and has been a team member since 2005. She joined Credit Suisse in 2004 from TimesSquare Capital Management, where she was a Vice President and mortgage-backed securities portfolio manager. From 1999 to 2003, she was at BlackRock Financial Management, where she was mortgage strategist and a fixed income quantitative analyst. Prior to that she was a credit analyst at Citibank and a credit risk modeler at MDS Inc. Ms. Huang holds a BS in applied mathematics and international trade from Nanjing University, and a PhD in operations research from Georgia Institute of Technology. She is a CFA charterholder.

RICHARD AVIDON, Vice President, is a commercial mortgage backed securities ("CMBS") sector specialist and has been a team member since 2005. He joined Credit Suisse in 2005 from Alliance Capital Management, where from 2001 to 2005, he was a Vice President analyzing CMBS and REIT debt products and managed multi-sector collateralized debt obligation portfolios. Prior to his tenure at Alliance Capital Management, Mr. Avidon worked at GE Capital from 1999 to 2001. He holds a B.S. in Economics from Rutgers University and a MBA from Vanderbilt University, with a concentration in Finance and Accounting.

PHILIP WUBBENA, Vice President, is an Asset Backed Securities sector specialist and has been a team member since 2005. He joined Credit Suisse in 2005 from ACA Capital, where from 2002 to 2005, he was a Director managing over $3 billion in a credit portfolio of mortgage-related fixed income securities that backed ACA Capital's Collateralized Debt Obligation securities. Prior to his tenure at ACA Capital, he worked at Moody's Investors Service from 1998 to 2002 and was responsible for rating structured finance issues, and analyzing the credit quality of the underlying collateral. Mr. Wubbena holds a B.A. in Economics from the University of Maryland, and a MBA from Loyola College in Maryland.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.



            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

        SHARE VALUATION


      The net asset value ("NAV") of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will receive annual and semiannual financial reports.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The fund declares dividend distributions daily and pays them monthly. The fund distributes capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

      Distributions may be reinvested in additional Advisor Class shares. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


        TAXES

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions of income from other sources, including short-term capital gains, are generally taxed as ordinary income.

      If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you may receive a portion of the money you just invested in the form of a taxable distribution.

      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                                OTHER INFORMATION

        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse Asset Management, LLC, is responsible for:


o     making the fund available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Advisor Class shares

      Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted Rule 12b-1 shareholder-servicing and distribution plans to compensate these firms for their services. The current 12b-1 fee is .50% per annum of the average daily net assets of the fund's Advisor Class shares, although under the 12b-1 plan the fund is authorized to pay up to .75% of the fund's Advisor Class shares.


CSAMSI, Credit Suisse Asset Management, LLC or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                                  BUYING SHARES

        OPENING AN ACCOUNT

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Institutional Services Center to receive one by mail or fax.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The fund reserves the right to reject any purchase order.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identify or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at NAV per share next calculated after the determination has been made to close your account.


        BUYING AND SELLING SHARES

      The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this PROSPECTUS).

        FINANCIAL-SERVICES FIRMS

      You can buy and sell the fund's shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

        ADDING TO AN ACCOUNT

      You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Advisor Class account application.

        INVESTMENT CHECKS

      Checks should be made payable in U.S. dollars to Credit Suisse Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Advisor Funds. These types of checks will be returned to you and your purchase order will not be processed.

        EXCHANGING SHARES


      The fund reserves the right to:


o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects and exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

                                  BUYING SHARES



------------------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                                     ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------
BY CHECK
------------------------------------------------------------------------------------------------------
o Complete the CREDIT SUISSE ADVISOR FUNDS             o Make YOUR check payable to Credit Suisse
  NEW ACCOUNT APPLICATION.                               Advisor Funds.

o Make your check payable to Credit Suisse             o Write the account number and the fund
  Advisor Funds.                                         name on your check.

o Write the fund name on the check.                    o Mail to Credit Suisse Advisor Funds.

o Mail to Credit Suisse Advisor Funds.
------------------------------------------------------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------------------------------------------------
o Call our Institutional Services Center to            o Call our Institutional Services
  Center to request an exchange from another Credit      request an exchange from another Credit
  Suisse Advisor Fund or portfolio. Be sure to           Suisse Advisor Fund or portfolio.
  read the current PROSPECTUS  for the new
  fund or portfolio.                                   o If you do not have telephone privileges,
                                                         mail or fax a letter of instruction signed by
o If you do not have telephone privileges, mail          all shareholders.
  or fax a letter of instruction signed by all
  shareholders.
------------------------------------------------------------------------------------------------------
BY WIRE
------------------------------------------------------------------------------------------------------
o Complete and sign the NEW ACCOUNT APPLICATION.       o Call our Institutional Services Center by 4
                                                         p.m. Eastern Time to inform us of the
o Call our Institutional Services Center and             incoming wire. Please be sure to specify
  fax the signed NEW ACCOUNT APPLICATION by              the account registration, account number and
  4 p.m. Eastern Time.                                   the fund name on your wire advice.

o Institutional Services will telephone you with       o Wire the money for receipt that day.
  your account number. Please be sure to specify
  the account registration, account number and the
  fund name on your wire advice.

o Wire your initial investment for receipt that day.

o Mail the original, signed application to Credit
  Suisse Advisor Funds.
------------------------------------------------------------------------------------------------------
BY ACH TRANSFER
------------------------------------------------------------------------------------------------------
o Cannot be used to open an account.                   o Call our Institutional Services Center to
                                                         request an ACH transfer from your bank.

                                                       o Your purchase will be effective at the next
                                                         NAV calculated after we receive your order
                                                         in proper form.

                                                       o Requires ACH on Demand privileges.
------------------------------------------------------------------------------------------------------



                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                 SELLING SHARES



------------------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
------------------------------------------------------------------------------------------------------
BY MAIL
------------------------------------------------------------------------------------------------------
Write us a letter of instruction that includes:         o Sales of any amount.

o your name(s) and signature(s) or, if
  redeeming on an investor's behalf, the
  name(s) of the registered owner(s) and
  the signature(s) of their legal
  representative(s)

o the fund name and account number

o the dollar amount you want to sell

o how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").

Mail the materials to Credit Suisse Advisor
Funds.

If only a letter of instruction is required, you
can fax it to the Institutional Services Center
(unless a signature guarantee is required).
------------------------------------------------------------------------------------------------------
BY EXCHANGE
------------------------------------------------------------------------------------------------------
o Call our Institutional Services Center to             o Accounts with telephone privileges. If
  request an exchange into another Credit                 you do not have telephone privileges, mail
  Suisse Advisor Fund or portfolio. Be sure               or fax a letter of instruction to exchange
  to read the current PROSPECTUS for the new              shares.
  fund or portfolio.
------------------------------------------------------------------------------------------------------
BY PHONE
------------------------------------------------------------------------------------------------------
Call our Institutional Services Center to               o Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:
o a check mailed to the address of record

o an ACH transfer to your bank

o a wire to your bank

See "By Wire or ACH Transfer" for details.
------------------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
------------------------------------------------------------------------------------------------------
o Complete the "Wire Instructions" or "ACH              o Requests by phone or mail.
  on Demand" section of your NEW ACCOUNT
  APPLICATION.

o For federal-funds wires, proceeds will be
  wired on the next business day. For ACH
  transfers, proceeds will be delivered within two
  business days.
------------------------------------------------------------------------------------------------------


        HOW TO REACH US

INSTITUTIONAL SERVICES CENTER
Toll free: 800-222-8977
Fax: 646-354-5026

MAIL:
Credit Suisse Advisor Funds, Inc.
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE:

WWW.CREDIT-SUISSE.COM/US


        WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT
REGISTRATION]

        SELLING SHARES IN WRITING

      Some circumstances require a written sell order, along with a signature guarantee. These include:

o     accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order


      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted.


        RECENTLY PURCHASED SHARES


    For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, a fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Credit Suisse Advisor Fund.



                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals.

        STATEMENTS AND REPORTS


      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-222-8977 if you would like to receive additional reports, PROSPECTUSES or proxy statements.

      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.


        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

        ACCOUNT CHANGES

      Call our Institutional Services Center to update your account records whenever you change your address. Institutional Services Center can also help you change your account information or privileges.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be cancelled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.

      If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND
        SALES OF FUND SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.


      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      The fund reserves the right to:

o     charge a wire-redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations


o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the U.S. Securities and Exchange Commission (SEC) permits)


o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

CREDIT SUISSE [LOGO]

                              FOR MORE INFORMATION

      More information about the fund is available free upon request, including the following:

        ANNUAL/SEMIANNUAL
        REPORT TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains letters from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION

      A current SAI, which provides more details about the funds, is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Advisor Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and other information, and to make shareholder inquiries:

 BY TELEPHONE:
    800-222-8977

 BY FACSIMILE:
    646-354-5026

 BY MAIL:
    Credit Suisse Advisor Funds
    P.O. Box 55030
    Boston, MA 02205-5030

 BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial Data Services, Inc.
    Attn: Credit Suisse Advisor Funds
    66 Brooks Drive
    Braintree, MA 02184

 ON THE INTERNET:

    www.credit-suisse.com/us

The fund's SAI and ANNUAL REPORT and SEMIANNUAL REPORT are available on Credit Suisse's website, www.credit-suisse.com/us.


SEC file number:
Credit Suisse Fixed Income Fund                        811-05039


P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 o WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.    FI-PRO-ADV-0206

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 28, 2006


                      CREDIT SUISSE NEW YORK MUNICIPAL FUND

                         CREDIT SUISSE FIXED INCOME FUND

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND


This combined Statement of Additional Information provides information about Credit Suisse New York Municipal Fund (the "New York Municipal Fund"), Credit Suisse Fixed Income Fund (the "Fixed Income Fund") and Credit Suisse Global Fixed Income Fund (the "Global Fixed Income Fund") (each, a "Fund" and collectively, "the Funds") that supplements information contained in the combined Prospectus for the Common Shares of the Funds, the Prospectus for the Advisor Shares of the Fixed Income Fund, the Prospectus for the Class A, Class B and Class C Shares of the Fixed Income Fund, the Prospectus for the Class A Shares of the New York Municipal Fund, and the Prospectus for the Class A and Class C Shares of the Global Fixed Income Fund, each dated February 28, 2006, each as amended or supplemented from time to time (collectively, the "Prospectus").

Each Fund's audited Annual Report(s) for the Common Class, Advisor Class, Class A, Class B and Class C shares, as applicable, dated October 31, 2005, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the Annual Report(s) can be obtained by writing or telephoning:

      Class A, Class B, Class C and                 Advisor Shares:
             Common Shares:                   Credit Suisse Advisor Funds
           Credit Suisse Funds                      P.O. Box 55030
             P.O. Box 55030                      Boston, MA 02205-5030
          Boston, MA 02205-5030              Attn: Institutional Services
              800-927-2874                           800-222-8977

                                TABLE OF CONTENTS


                                                                                                         Page
                                                                                                         ----
INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Strategies.....................................................................1
         Strategic and Other Transactions..................................................................2
                  Securities Options.......................................................................2
                  Securities Index Options.................................................................5
                  OTC Options..............................................................................5
                  Currency Transactions....................................................................6
                  Forward Currency Contracts...............................................................6
                  Currency Options.........................................................................7
                  Currency Hedging.........................................................................7
                  Hedging Generally........................................................................8
                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures............9
                  Options on Swaps ("Swaptions")..........................................................10
         Futures Activities...............................................................................11
                  Futures Contracts.......................................................................11
                  Options on Futures Contracts............................................................12
         Money Market Obligations.........................................................................13
                  Temporary Defensive Strategies..........................................................13
                  Money Market Mutual Funds...............................................................13
         Convertible Securities...........................................................................14
         Structured Securities............................................................................14
                  Mortgage-Backed Securities..............................................................14
                  Asset-Backed Securities.................................................................15
                  Structured Notes, Bonds or Debentures...................................................16
                  Assignments and Participations..........................................................16
         Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars........17
         Foreign Investments (Fixed Income and Global Fixed Income Funds only)............................18
                  Foreign Currency Exchange...............................................................18
                  Information.............................................................................19
                  Political Instability...................................................................19
                  Foreign Markets.........................................................................19
                  Increased Expenses......................................................................19
                  Foreign Debt Securities.................................................................19
                  Privatizations..........................................................................20
                  Brady Bonds.............................................................................20
                  Depository Receipts.....................................................................20
         U.S. Government Securities.......................................................................21
         Municipal Obligations............................................................................21
         Taxable Investments  (New York Municipal Fund only)..............................................23

         Alternative Minimum Tax Bonds  (New York Municipal Fund only)....................................23
         Securities of Other Investment Companies.........................................................23
         Below Investment Grade Securities  (Fixed Income and Global Fixed Income Funds only).............23
         Emerging Markets (Fixed Income and Global Fixed Income Funds only)...............................25
         Lending Portfolio Securities.....................................................................26
         Repurchase Agreements............................................................................27
         Reverse Repurchase Agreements and Dollar Rolls...................................................27
         Zero Coupon Securities...........................................................................28
         Government Zero Coupon Securities................................................................28
         Short Sales  (Fixed Income and Global Fixed Income Funds only)...................................29
         Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers.........................29
         "Special Situation" Companies  (Fixed Income and Global Fixed Income Funds only).................30
         Variable Rate and Master Demand Notes  (New York Municipal and Fixed Income Funds only)..........30
         When-Issued Securities and Delayed-Delivery Transactions.........................................31
                  To-Be-Announced Mortgage-Backed Securities (Fixed Income Fund only).....................31
         Stand-By Commitments  (New York Municipal and Fixed Income Funds only)...........................31
         REITs  (Fixed Income and Global Fixed Income Funds only).........................................33
         Warrants  (Fixed Income and Global Fixed Income Funds only)......................................33
         Non-Publicly Traded and Illiquid Securities......................................................33
                  Rule 144A Securities....................................................................34
         Borrowing........................................................................................35
         Non-Diversified Status  (New York Municipal Fund only)...........................................35
INVESTMENT RESTRICTIONS...................................................................................36
         New York Municipal Fund..........................................................................36
         Fixed Income Fund................................................................................37
         Global Fixed Income Fund.........................................................................38
PORTFOLIO VALUATION.......................................................................................40
PORTFOLIO TRANSACTIONS....................................................................................41
PORTFOLIO TURNOVER........................................................................................44
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS.........................................45
MANAGEMENT OF THE FUNDS...................................................................................61
         Officers and Boards of Directors/Trustees........................................................61
         Committees and Meetings of Directors/Trustees....................................................68
         Directors'/Trustees' Total Compensation For the Fiscal Year Ended October 31, 2005...............71
                  Investment Advisory Agreement...........................................................71
                  Sub-Advisory Agreements.................................................................73
         Portfolio Managers...............................................................................75
         Ownership in Securities of the Funds; Investment Companies; Other Pooled
                  Investment Vehicles; Other Accounts.....................................................76
         Code of Ethics...................................................................................79
         Custodian and Transfer Agent.....................................................................80

         Proxy Voting Policies and Procedures.............................................................80
         Disclosure of Portfolio Holdings.................................................................80
         Organization of the Funds........................................................................83
         Distribution and Shareholder Servicing...........................................................85
                  Common Shares...........................................................................85
                  Advisor Shares..........................................................................86
                  Class A, Class B and Class C Shares.....................................................88
                  General.................................................................................91
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................................................91
         Redemptions......................................................................................93
                  Automatic Cash Withdrawal Plan..........................................................93
                  Contingent Deferred Sales Charge - General..............................................94
EXCHANGE PRIVILEGE........................................................................................95
ADDITIONAL INFORMATION CONCERNING TAXES...................................................................96
         The Funds........................................................................................96
         Special Tax Considerations Regarding the Fixed Income Fund and the Global Fixed Income Fund......98
         Special Tax Considerations Regarding the New York Municipal Fund................................101
         Taxation of U.S. Shareholders...................................................................102
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS AND COUNSEL...............................................106
MISCELLANEOUS............................................................................................106
FINANCIAL STATEMENTS.....................................................................................109
APPENDIX A...............................................................................................A-1
INTRODUCTION.............................................................................................A-1
POLICY...................................................................................................A-1
PROXY VOTING COMMITTEE...................................................................................A-1
CONFLICTS................................................................................................A-2
CONSENT..................................................................................................A-2
RECORDKEEPING............................................................................................A-2
         Disclosure......................................................................................A-3
         Procedures......................................................................................A-3
         Operational Items...............................................................................A-3
         Board of Directors..............................................................................A-4
         Proxy Contests..................................................................................A-5
         Antitakeover Defenses and Voting Related Issues.................................................A-6
         Merger and Corporate Restructuring..............................................................A-7
         Capital Structure..............................................................................A-10
         Executive and Director Compensation............................................................A-12
APPENDIX B...............................................................................................B-1
APPENDIX C...............................................................................................C-1

                       INVESTMENT OBJECTIVES AND POLICIES

            The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

            The investment objective of the New York Municipal Fund is to maximize current interest income exempt from regular federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital. The New York Municipal Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities the income from which is exempt from regular federal income taxes and New York State and New York City personal income taxes.

            The investment objectives of the Fixed Income Fund are to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities.


            The investment objective of the Global Fixed Income Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Global Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in a number of different countries throughout the world, including the U.S. There is no limit in the Global Fixed Income Fund's ability to invest in emerging markets.


            Each Fund's 80% investment policy will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. For the Fixed Income Fund and the Global Fixed Income Fund, the 80% investment policies may be changed by the Board of Directors/Trustees of the Fund on 60 days' notice to shareholders. For the New York Municipal Fund, the 80% investment policy may be changed only by the shareholders of the Fund.

General Investment Strategies

            Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

            The Funds do not represent that these techniques are available now or will be available at any time in the future.

Strategic and Other Transactions

            Options, Futures and Currency Transactions. Each Fund may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. The New York Municipal Fund may not engage in options or futures activities on currencies and may not engage in currency exchange transactions. Up to 20% of a Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").

            Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Fund writes call options, it retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

            In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


            Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, each Fund's investment adviser ("Credit Suisse"), or, for Global Fixed Income Fund, Credit Suisse Asset Management Limited (U.K.), the Global Fixed Income Fund's sub-investment adviser (together with Credit Suisse, an "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.


            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.


            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.


            Securities Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

            OTC Options. A Fund may purchase OTC or dealer options or sell covered or uncovered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

            Currency Transactions. (Fixed Income and Global Fixed Income Funds only) The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions).

            Currency Options. A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

            Hedging Generally. In addition to entering into options and futures and currency forwards transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.


            In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse still may not result in a successful hedging transaction.

            A Fund will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Fund of hedging transactions will be subject to Credit Suisse's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

            To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

            Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts, options written by the Fund on currencies, securities and indexes, and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

            For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

            Uncovered Options Transactions. The Fixed Income and Global Fixed Income Funds may write options that are not covered (or so-called "naked options") on portfolio securities. When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

            Options on Swaps ("Swaptions"). The Fixed Income and Global Fixed Income Funds may purchase and sell put and call options on swap agreements, commonly referred to as swaptions. The funds will enter into such transactions for hedging purposes or to seek to increase total return. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC").

            The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

            As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

            The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Swaptions must thus be regarded as inherently illiquid.

            The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that a Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.


            While the Funds may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for a Fund than if it had not engaged in any such transactions. If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between a Fund's portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, a Fund's use of swaptions to reduce risk involves costs and will be subject to Credit Suisse's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Credit Suisse's judgment in this respect will be correct.


Futures Activities

            A Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

            These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with its policies. Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. (The New York Municipal Fund may not engage in foreign currency futures transactions.)

            No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

            Options on Futures Contracts. A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market. (The New York Municipal Fund may not purchase or write options on foreign currency futures.)

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

Money Market Obligations


            Each Fund is authorized to invest, under normal conditions, up to 20% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Credit Suisse to be high quality investments; commercial paper rated no lower than A-2 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding municipal obligations rated within the three highest grades by Moody's or S&P.


            Temporary Defensive Strategies. For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund may invest without limit in short-term money market obligations.


            Money Market Mutual Funds. Each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Credit Suisse where Credit Suisse believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The New York Municipal Fund would invest in money market mutual funds that invest in tax-exempt securities. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

Convertible Securities


            Convertible securities in which the Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.


Structured Securities

            The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset- backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

            Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like atypical bond). The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as Government National Mortgage Association ("GNMA"), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

            Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.


            Assignments and Participations. A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Credit Suisse to be creditworthy.


            When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

            There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

            With respect to the New York Municipal Fund, income derived from Participations or Assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt, it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors and Collars

            Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes and, in the case of the Global Fixed Income Fund, to seek to enhance total return (speculation) as well. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

            A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Funds and Credit Suisse believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.

            The Funds will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by Credit Suisse.


Foreign Investments (Fixed Income and Global Fixed Income Funds only)

            Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            Foreign Currency Exchange. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar and in currency forwards and futures, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

            Information. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

            Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

            Privatizations. Each Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.


            Brady Bonds. Each Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.


            Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

            Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

            Depository Receipts. Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively. For purposes of a Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

            ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

U.S. Government Securities


            Each Fund may invest in government securities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise. Because the United States government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


Municipal Obligations

            Under normal circumstances, each Fund may and the Municipal Fund will invest in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Except for temporary defensive purposes, the New York Municipal Fund intends to invest substantially all of its assets in intermediate- and long-term obligations that pay interest that is excluded from gross income for regular federal income tax purposes and that is exempt from New York State and New York City personal income taxes ("New York Municipal Obligations"), and intends to invest substantially all of its assets in those obligations. New York Municipal Obligations generally include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.

            Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.

            The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.


            There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Credit Suisse will consider such an event in determining whether the Fund should continue to hold the obligation. See Appendix B for further information concerning the ratings of Moody's and S&P and their significance.


            Among other instruments, a Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

            Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Taxable Investments (New York Municipal Fund only)

            Because the Fund's purpose is to provide income exempt from regular federal income tax and New York State and New York City personal income taxes, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.


Alternative Minimum Tax Bonds (New York Municipal Fund only)

            The Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds may be lower than those from other Municipal Obligations due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.


Securities of Other Investment Companies

            A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Below Investment Grade Securities (Fixed Income and Global Fixed Income Funds only)

            A Fund may invest up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when a Fund pursues a temporary defensive strategy as discussed below.

            An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

            A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.


            Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities. The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

            Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

            An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

            The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

Emerging Markets (Fixed Income and Global Fixed Income Funds only)

            The Fixed Income Fund may invest up to 35% of its total assets in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). The Global Fixed Income Fund may invest without limit in emerging markets securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investments include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities

            A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

            By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of a Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.


            The Funds and Credit Suisse have received an order of exemption (the "Order") from the SEC to permit certain affiliates of Credit Suisse to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of Credit Suisse, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by Credit Suisse ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by

Credit Suisse or any of its affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.


Repurchase Agreements


            Each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.


Reverse Repurchase Agreements and Dollar Rolls

            Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

            Each Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

            Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Zero Coupon Securities

            Each Fund may invest without limit in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. See "Additional Information Concerning Taxes." At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government Zero Coupon Securities

            Each Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and
(iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities").

Short Sales (Fixed Income and Global Fixed Income Funds only)

            In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short.


            While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. The tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.


Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

            Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

            Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

"Special Situation" Companies (Fixed Income and Global Fixed Income Funds only)


            "Special situation companies" are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Credit Suisse believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an its investment will be consummated under the terms and within the time period contemplated.


Variable Rate and Master Demand Notes (New York Municipal and Fixed Income Funds only)

            Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

            Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

When-Issued Securities and Delayed-Delivery Transactions


            Each Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Credit Suisse deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.


            When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

To-Be-Announced Mortgage-Backed Securities (Fixed Income Fund only)

            As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. For a further description of mortgage-backed securities, see "Structured Securities - Mortgage-Backed Securities" above.

Stand-By Commitments (New York Municipal and Fixed Income Funds only)

            Each Fund may invest in "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.


            The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Credit Suisse will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.


            The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

            Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

            A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

            A Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

            The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to a Fund.

REITs (Fixed Income and Global Fixed Income Funds only)

            Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Warrants (Fixed Income and Global Fixed Income Funds only)

            Each Fund may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Neither Fund currently intends to invest in warrants. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities

            Each Fund may invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund, and time deposits maturing in more than seven calendar days.

Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.


            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.


            An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors/Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, Credit Suisse may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.


Borrowing

            A Fund may borrow up to 33?% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Non-Diversified Status (New York Municipal Fund only)

            The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

            The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information

Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS

            The fundamental investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares (each, a "Fundamental Restriction"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

New York Municipal Fund


            The investment limitations numbered 1 through 8 are Fundamental Restrictions. Investment limitations 9 through 11 may be changed by a vote of the Board at any time.


            The New York Municipal Fund may not:

            1. Borrow money except to the extent permitted under the 1940 Act.

            2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

            3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

            6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

            7. Issue any senior security except as permitted in these Investment Restrictions.

            8. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax and New York State and New York City personal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

            9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            10. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

            11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Fixed Income Fund

            The investment limitations numbered 1 through 8 are Fundamental Restrictions. Investment limitations 9 through 11 may be changed by a vote of the Board at any time.

            The Fixed Income Fund may not:

            1. Borrow money except to the extent permitted under the 1940 Act.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

            3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

            6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

            7. Issue any senior security except as permitted in these Investment Restrictions.

            8. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

            9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            10. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

            11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Global Fixed Income Fund

            The investment limitations numbered 1 through 7 are Fundamental Restrictions. Investment limitations 8 through 10 may be changed by a vote of the Board at any time.

            The Global Fixed Income Fund may not:

            1. Borrow money except to the extent permitted under the 1940 Act.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

            3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

            6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

            7. Issue any senior security except as permitted in these Investment Restrictions.

            8. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            9. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            10. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

            If a percentage restriction (other than the percentage limitation set forth in each of No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

            The following is a description of the procedures used by each Fund in valuing its assets.

            Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

            Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

            If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

            Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

            Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Fund). If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Fund). If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Fund).


            Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

            Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value. When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.


            Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.

            If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS


            Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives. Credit Suisse has retained Credit Suisse Asset Management Limited (U.K.) and until December 3, 2004 had retained Credit Suisse Asset Management Limited (Japan) to act as sub-advisers for the Global Fixed Income Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. Government securities are generally purchased from underwriters or dealers, although certain newly issued government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of government securities.


            The Adviser will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will receive only brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of
Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to the Adviser's own research program. For the fiscal year ended October 31, 2005, none of the Funds paid any brokerage commissions to brokers and dealers who provided such research services.


            The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years.

                              Fiscal year ended      Fiscal year ended      Fiscal year ended
                              October 31, 2003       October 31, 2004       October 31, 2005
                              -----------------      -----------------      -----------------
New York Municipal Fund                  0                      0                      0

Fixed Income Fund                  $47,377                $45,104                $43,027

Global Fixed Income Fund           $23,844                $24,195                $24,474

            All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Funds' distributor and an affiliate of Credit Suisse ("CSAMSI"), and affiliates of Credit Suisse Group ("Credit Suisse Group"). A Fund may utilize CSAMSI or affiliates of Credit Suisse Group in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

            During the fiscal year ended October 31, 2005, none of the Funds paid commissions to affiliated broker-dealers.


            Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


            In no instance will portfolio securities be purchased from or sold to Credit Suisse, Credit Suisse Securities (USA) LLC or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


            Transactions for the Fixed Income and Global Fixed Income Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


            As of October 31, 2005, each Fund held no securities of its regular brokers or dealers.


                               PORTFOLIO TURNOVER

            The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


            Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Credit Suisse believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's security instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.

            It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.


            For the fiscal years ended October 31, 2004 and October 31, 2005, the portfolio turnover rate for the New York Municipal Fund was 27% and 38%; for the Fixed Income Fund, 385% and 354%; and for the Global Fixed Income Fund, 224% and 230%, respectively.


                   SPECIAL CONSIDERATIONS RELATING TO NEW YORK
                              MUNICIPAL OBLIGATIONS


            Some of the significant financial considerations relating to the Credit Suisse New York Municipal Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York ("AIS") as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

      Financial Disclosure for the State of New York

                  The State of New York's most recently completed fiscal year began on April 1, 2004 and ended on March 31, 2005. The most recent published AIS was dated May 4, 2005, and was updated on August 8, 2005, November 2, 2005 and January 26, 2006. The information of the State comes from the Department of Budget ("DOB"). The AIS is available at: www.budget.state.ny.us/investor/ais/ais.html.

                  The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. Subsequently, on April 12, 2005, the Legislature enacted certain amendments to the 2005-06 Enacted Budget.

                  The State accounts for all of its spending and receipts by the fund in which the activity takes place, and the broad category or purpose of that activity. The State's four major fund types (collectively, "All Funds") include:

      1) General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

      2) Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

      3) Capital Project Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

      4) Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

                  Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's Financial Plan (explained under "State Budget") is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

      The following provides a description of some of the risks the State is continuing to monitor. The risks presented herein are not comprehensive. Accordingly, readers should refer to the AIS for a more complete review of present risks, including the status of school finance litigation, Native American land claims, and other actions affecting the State.

      o Prior to certain Executive Budget recommendations, DOB projected a potential imbalance of $751 million in 2006-07 and gaps in the range of $3 billion to $4 billion in future years. While current-year results are favorable, the State's structural imbalance persists, although at levels greatly reduced from recent years. Left unchecked, spending would grow by $3.6 billion in 2006-07, driven in part by the State cap on local Medicaid costs and the takeover of the local share of the Family Health Plus (FHP) program, both of which help relieve pressure on local property taxes. Health care inflation, school aid increases, State employee salaries and benefits, and the loss of one-time resources used to balance the 2005-06 budget also contribute to spending growth in 2006-07. Strong revenue growth is expected to more than compensate for the phase-out, effective January 1, 2006, of the temporary personal income tax (a "PIT") surcharge imposed in the aftermath of September 11th, but is not enough to eliminate the gap.

      o The new Medicare prescription drug program became available to all Medicare beneficiaries on January 1, 2006. The Federal government now requires the states to finance a portion of this program. Each state's payment will correspond closely to the spending it would have made on prescription drugs through Medicaid for those recipients who are eligible for both Medicaid and Medicare ("dually eligible"). For New York, the Medicare Part D program is particularly complicated because certain drugs now available to dually eligible individuals through Medicaid will not be covered under Part D, and must be fully financed by the State under Medicaid. The State estimates that Part D implementation could cost $72 million in the current year growing to roughly $400 million in 2006-07 and $500 million in 2007-08.

      o The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that would guarantee that all children in New York City have the opportunity to receive a sound basic education (SBE). In August 2004, the State Supreme Court directed a panel of three Special Masters to report and make recommendations on the measures the State had taken to bring its school financing system into constitutional compliance with respect to New York City schools. The Special Masters submitted their report to the Court on November 30, 2004. The report recommended (a) an annual increase of $5.6 billion in education aid to New York City to be phased in over four years and (b) $9.2 billion for school construction and renovation to be phased in over five years. In February 2005, the State Supreme Court adopted the recommendations of the Special Masters, requiring the State to comply with those recommendations within 90 days. The State filed an appeal in April 2005 and the Appellate Court is expected to issue a ruling by June 2006. The 2006-07 Executive Budget proposes a combination of traditional school aid and continued funding for the SBE aid program as part of a comprehensive plan to comply with the Court's order. Under a plan proposed by the Governor, revenues from video lottery terminals ("VLTs") will be used for SBE. So far, VLTs have been implemented at five of the State's racetracks. Four other racetracks have received authorization to operate VLTs, and are in various stages of implementation. Two major facilities located at Yonkers and Aqueduct Raceways are expected to begin operations in October 2006 and October 2007, respectively. These two facilities are expected to produce the majority of the growth of VLT receipts under current law. The 2006-07 Executive Budget recommends $700 million of funding for SBE, growing to $1.5 billion by school year 2008-09. Under the Governor's plan, New York City would receive approximately 60% of the annual SBE aid.

      o Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families. However, the plaintiffs are challenging the adequacy of the increase and, thus, further Court proceedings are pending.

      o The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs. In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

      o The Office of the Inspector General ("OIG") of the Department of Health and Human Services is conducting six audits of aspects of New York State's School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.5 billion in claims submitted between 1990 and 2001. To date the OIG of the Department of Health and Human Services has issued three final audit reports, which cover claims submitted by upstate school districts for speech pathology and transportation services and New York City for speech pathology services. In these reports, OIG recommends that the State refund to the Centers for Medicare and Medicaid Services ("CMS") $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, and $436 million of the $551 million in claims submitted for New York City speech pathology services. New York State disagrees with the audit findings on several grounds and has requested that these be withdrawn. Federal regulations include an appeals process that could postpone repayment of any disallowances. While CMS has not taken any action with regard to the recommended disallowances by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State pending the completion of the audits. Since the State has continued to reimburse school districts for these costs these Federal deferrals have resulted in higher costs, as reflected in the State's latest Financial Plan.

      o The State has discontinued intergovernmental transfer payments as of March 31, 2005 pending the approval of a State Plan Amendment. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the New York City Health and Hospital Corporation, the State University of New York ("SUNY") and the counties. If these payments are not approved in 2005-06 and beyond, the State's health care financing system could be adversely affected.

      o The State was involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. On June 20, 2005, the Court of Appeals ruled in favor of the State in this litigation. As a result, the State Comptroller has transferred the Empire proceeds received to date ($754 million) that were held in escrow pending resolution of the court to the Health Care Reform Act ("HCRA") Resources Fund. On September 27, 2005, WellPoint and WellChoice (or Empire or Empire Blue Cross) announced that the two companies had agreed to merge. Under the merger, WellPoint will provide WellChoice stockholders a blend of cash and stock. As a result of this transaction, the New York Public Asset Fund, which owns about 52 million shares of WellChoice stock and is the State's agent in the transaction, is expected to receive approximately $2 billion in cash in 2005-06, plus about 27 million shares of WellPoint common stock.

      If the transaction closes during the first quarter of calendar 2006, HCRA would receive $2 billion in cash in 2005-06, or approximately $850 million more than originally planned. The expected merger of WellChoice, Inc. and WellPoint, Inc. would eliminate the most significant known risk to the State's 2005-06 Financial Plan.

      o As a result of Hurricanes Katrina and Rita and the related surge in energy prices, the State is expecting to pay more to supply heat and electricity to its buildings, including the Department of Corrections and Mental Hygiene facilities and the SUNY campus, and to fuel its fleet of cars, including State Police and Transportation vehicles. The Governor has proposed a legislative package to promote greater energy efficiency and to mitigate the impact of higher energy costs. Similarly, the Legislature is evaluating a range of policy options to mitigate the impact of higher energy prices on businesses and households. The potential fiscal impact of these proposals is not reflected in the current Financial Plan.

      State Economy. New York's economy has been growing since September 2003, a trend DOB expects will continue, albeit more modestly, over the four-year period of the State's Financial Plan (2005-06 through 2008-09). DOB now estimates underlying revenue growth of 11 percent in the current year (the second year in a row in which revenues have grown at this rate), and still-strong 8 percent growth in 2006-07. For 2006, DOB projects total employment growth of 0.8 percent and private sector growth of 0.9 percent.

                  In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Another attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a growing rate of capacity utilization and a tightening labor market, raise the probability that the Federal Reserve will over-tighten. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State's real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple through the economy, affecting both employment and wages.

                  In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.

                  New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

                  State Budget. The Executive Budget is the Governor's constitutionally mandated annual submission to the Legislature which contains his recommended program for the forthcoming fiscal year. It projects disbursements and expenditures needed to carry out the Governor's recommended programs and receipts and revenues expected to be available for such purpose. The recommendations contained in the Executive Budget serve as the basis for the State Financial Plan which is adjusted after the Legislature acts on the Governor's submission. Under the State Constitution, the Governor is required each year to propose an Executive Budget that is balanced on a cash basis.

                  The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State's finances by the DOB.

                  The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within 12 years of the date they are purchased. Money impounded by the Comptroller for payment of Tax and Revenue Anticipation Notes may only be invested, subject to the provisions of the State Finance Law, in (i) obligations of the Federal government, (ii) certificates of deposit secured by such obligations, or (iii) obligations of or obligations guaranteed by agencies of the Federal government as to which the payment of principal and interest is guaranteed by the Federal government.

                  In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97); $2.3 billion (1997-98); less than $1 billion (in each of the fiscal years 1998-99 through 2000-01); $6.8 billion (2002-03); $2.8 billion (2003-04) and $5 billion
(2004-2005). While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $751 million in 2006-07, and $3.2 billion in 2007-08.

                  General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

                  The DOB projects a net General Fund surplus estimate of $2.0 billion for the 2005-06 fiscal year. Strong growth in tax collections, particularly in business taxes and the PIT, has led DOB to raise its General Fund receipts forecast for the current year by $1.4 billion. At the same time, projected General Fund disbursements have been revised upward by over $300 million, mainly for Medicaid and transit aid payments now planned for 2005-06 rather than 2006-07. Aside from these transactions, spending trends for the State's major programs remain generally consistent with previous forecasts.

                  DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion. The General Fund ended the 2004-05 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the Tax Stabilization Reserve Fund ("TSRF") (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund ("CRF") ($21 million), and the Community Projects Fund ("CPF") ($325 million).

                  All Funds. All Funds receipts for 2004-05 totaled $100.6 billion, a decrease of $546 million from the February Financial Plan projections. The variance was primarily the result of lower-than-expected collections from Federal grants, partially offset by higher-than-expected receipts from miscellaneous receipts and taxes. All Funds disbursements for 2004-05 totaled $100.7 billion, a decrease of $514 million from the February Financial Plan projections. The decline in State Funds spending of $54 million, combined with a decline in Federal Funds spending of $460 million, account for the variance. In addition to the State Funds variance described above, Federal funds for education programs and World Trade Center reimbursement were revised downward.

                  Personal Income Taxes. PIT net receipts for 2004-05 reached $27.997 billion, an increase of $352 million (1.5 percent) from 2003-04 due largely to a modestly improved economic environment and the second-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the refund reserve account. Net of refund reserve transactions, All Funds income tax receipts grew
8.8 percent over 2002-03 results.

                  General Fund PIT receipts are projected to increase from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the PIT refund reserve account. This amount is offset by a larger deposit to the Revenue Bond Tax Fund ("RBTF").

                                     * * * *

                  Additional information regarding the state budget as well as historical financial results for the 2003-2004, 2002-2003 and 2001-2002 fiscal years are available in the State Annual Information Statement.

                  2006-07 Proposed Executive Budget. DOB projects the State would end the 2006-07 fiscal year with a General Fund balance of $3.8 billion (7.6 percent of spending) if the Legislature enacts the Executive Budget recommendations (discussed below) in their entirety. The balance consists of $1.0 billion in undesignated reserves and $2.8 billion in reserves designated to finance existing or planned commitments. The projected closing balance is $528 million above the level estimated for 2005-06.

                  The undesignated reserves consist of $945 million in the State's Rainy Day Reserve, which has a balance that is at the statutory maximum of 2 percent, and $21 million in the Contingency Reserve for litigation risks. The designated reserves include $275 million for potential labor settlements with unions that have not yet reached agreements in the current round of contracts, $236 million in the Community Projects Fund to finance existing legislative and gubernatorial initiatives, $2.0 billion from the 2005-06 surplus that is planned to be used in equal amounts to lower the projected 2007-08 and 2008-09 budget gaps, and $250 million for debt reduction.

                  To permanently improve the State's reserve levels, the Executive again will submit legislation in 2006-07 to increase the maximum size of the State's Rainy Day Reserve from 2 percent to a minimum of 5 percent of General Fund spending.

                  The Executive Budget eliminates the entire potential imbalance in 2006-07 and reduces the budget gap projected for 2007-08 to less than $1.9 billion. The Budget proposals address the structural imbalance by (a) restraining spending in the fastest-growing programs in the State Budget, particularly Medicaid, (b) setting aside the entire $2.0 billion from the expected 2005-06 surplus to help reduce the potential gaps in 2007-08 and 2008-09, and (c) financing $250 million in reserves that will be used in the future to lower State debt. The proposals also include significant new tax reductions and spending initiatives.

                  Spending restraint constitutes the vast majority of the gap-closing plan of $2.1 billion, before recommended spending additions, tax policy changes, and new reserves for debt reduction. Proposals to slow Medicaid growth account for over 60 percent of the total savings. Other initiatives to restrain spending include performance incentives for tuition assistance grants, flexibility for the State's public universities to raise tuition absent sufficient administrative cost-savings, and the imposition of stricter benefit limits for public assistance families that fail to meet work participation requirements. The budget also includes proposals to maximize Federal aid and achieve savings in State agency operations.

                  The Budget dedicates more than $227 million in one-time resources (the entire amount of one-time actions proposed), consisting mainly of routine transfers of available cash balances from other funds, to help finance $250 million to reduce debt. Fee increases are minimal. Absent the recommended tax reductions and spending initiatives described below, the gap-closing plan would produce a surplus in 2006-07 and structurally-balanced budgets in 2007-08 and 2008-09 without the use of reserves.

                  To help address the combined State and local tax burden, the Executive Budget proposes a tax reduction program valued at over $3.6 billion when it becomes fully effective. The package includes eliminating the "marriage penalty" for personal income taxpayers, increasing the tax relief provided to seniors through the School Tax Relief (STAR) program, a new STAR Plus program, reducing the top PIT rate to 6.75 percent, eliminating the estate and gift tax, authorizing an education tax credit for families with students enrolled in under-performing schools, and establishing an energy tax credit for senior citizens. The Executive Budget also recommends two sales-tax-free weeks on clothing purchases of up to $250, rather than reverting to a full-year $100 exemption as scheduled.

                  The Budget recommends increased spending for several programmatic initiatives. These includes cost-of-living increases for mental hygiene service providers, funding to expand crime-fighting programs, incentive-based aid increases for local governments, and increased funding for the Environmental Protection Fund.

                  The Executive Budget recommendations hold annual spending growth in the General Fund and All Governmental Funds to below the projected rate of inflation, after excluding the incremental cost of the State Medicaid cap, FHP takeover, and the new STAR Plus program, all of which provide local property tax and mandate relief. Total spending also grows more slowly than projected growth in personal income.

                  Aside from where noted, the 2006-07 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

                  Limitations on State Supported Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 ("Debt Reform Act") imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. Except as noted in the next sentence, the State Constitution also provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years.

            The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

                  The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

                  Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2004. On October 30, 2004, the State reported that it was in compliance with both debt caps. DOB projects that debt outstanding and debt service costs for 2004-05 and the entire five-year forecast period through 2009-10 will also be within the statutory caps.


                  The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt.


                  As of March 31, 2005, State-supported debt in the amount of $40.7 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $6.1 billion each. As discussed below, as of March 31, 2005, both the amount of outstanding variable rate instruments resulting in a variable rate exposure and interest rate exchange agreements are less than the authorized totals of 15 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2009-10.

                  All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2005, the State had $4.15 billion in total variable rate exposure, including amounts reserved for LIBOR swaps (or about 10.2 percent of total State-supported debt outstanding), and has entered into a total notional amount of $5.97 billion in interest rate exchange agreements (or about 14.7 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.

                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State.

            State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the "Capital Plan") with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The Governor submitted the Capital Plan as part of the Executive Budget on January 17, 2006. State-supported debt levels are projected to increase from $42.6 billion in 2005-06 to $49 billion in 2009-10, or 3.6 percent annually. The vast majority of the increase is for transportation ($2.6 billion excluding the bond act), higher education ($1.9 billion) and General Obligation bonds ($600 million).

            In 2001, legislation was enacted to provide for the issuance by certain State authorities of State PIT Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State PIT Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

                  The legislation provides that 25 percent of PIT receipts (excluding refunds owed to taxpayers and deposits to STAR be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual PIT receipts or $6 billion.

                  The State issued its first State PIT Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2005, approximately $4.5 billion of State PIT Revenue Bonds have been issued and outstanding.

                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the

State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

                  State Credit Ratings. On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

                  On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating. On July 5, 2005, the State's general obligations were upgraded to A1. On December 21, 2005, Moody's again upgraded New York's general obligations to Aa3.


                  On June 5, 2003, Fitch Ratings assigned its AA- rating on New York's long-term general obligations.

                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


                  Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New

York State's Medicaid policies, including its rates, regulations and procedures; and (3) a challenge to the funding for New York City public schools.

                  Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2005-06 Financial Plan. The State believes that the 2005-06 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2005-06 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2005-06 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2005-06 Financial Plan.

                  Details regarding outstanding litigation are located in the AIS.


                  Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

                  For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. As of December 31, 2005, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State-supported or State-related debt.


                  New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.




                  The City regularly produces Official Statements in connection with the issuance of its bonds and notes. Copies of these are required to be filed with and are available from the nationally recognized municipal securities information repositories. Reference is made to such Official Statements for information about the City. The information about the City which is indicted herein is not a summary and is necessarily incomplete.

                  New York City Fiscal Budget: The 2006 Executive Budget is $49.7 billion. This is the twenty-sixth consecutive budget which is balanced under generally accepted accounting principles ("GAAP"). For fiscal year 2005 an operating surplus of $3,271 million is projected, which will be used to help balance the 2006 Executive Budget. The Executive Budget and Financial Plan include $3,271 million of discretionary transfers and prepayments in 2005, reflecting discretionary transfers of $1,704 million to the budget stabilization account and $88 million in lease debt service due in fiscal year 2006, subsidy prepayments of $208 million to the Transit Authority, $172 million to the New York City Health and Hospitals Corporation and $152 million to the Library Systems, and a Miscellaneous Budget grant of $947 million to the Transitional Finance Authority in fiscal year 2005, which increases PIT revenue by $947 million in fiscal year 2006. The 2005 forecast provides for a general reserve of $40 million to offset any adverse changes, which may surface during the remainder of the fiscal year or during the audit of the operating results. Savings from State actions of $317 million and requests for Federal assistance of $50 million are assumed in the budget. The 2006 budget provides for a general reserve of $300 million.

                  The City of New York's Financial Plan for 2006 through 2009 (the "Financial Plan") fiscal years projects that the 2006 fiscal year will end balanced in accordance with GAAP and projects budget gaps of $4.5 billion, $4.5 billion and $3.9 billion in fiscal years 2007 through 2009, respectively, after implementation of a gap-reduction program. The City's Financial Plans have normally projected significant budget gaps in the later years of such plans.

                  In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

                  For each of its 1981 through 2004 fiscal years, the City has achieved balanced operating results in accordance with the applicable GAAP after discretionary and other transfers. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. Although the audit of 2005 fiscal year is not yet completed, it is expected that the 2005 fiscal year will be the same.

                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year, the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

                  The City's general obligations bonds currently are rated "A1" by Moody's, "A+" by S&P and "A+" by Fitch, Inc. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.

                  Currently, the City and certain of its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the September 11, 2001 World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

                  On February 12, 2004, the OSDC issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s. The report cautioned that continued progress toward recurring budget balance will depend upon sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending.

                  For June 2005, the OSDC issued a report that expenditures during fiscal years 2006 through 2008 are projected to exceed the June 2004 estimates by $1.7 billion, $2 billion, and $2.5 billion, respectively. Although the impact in fiscal year 2006 should be mostly offset by higher-than-anticipated revenues, the unexpected spending caused the budget gaps to widen by $468 million in fiscal year 2007 and by $1.3 billion in fiscal year 2008.


                  New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up any potential future budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                  The projections set forth in the City's Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.


                  To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, actions were taken to increase the City's capital financing capacity by enabling financings to benefit the City, which do not count against the City's Constitutional debt limit. These include the creation of the New York City Transitional Finance Authority ("TFA") in 1997 and the Tobacco Settlement Asset Securitization Corporation in 1999. Such actions, combined with the City's remaining capacity, have enabled the City to project that it has sufficient financing capacity to complete its current Ten-Year Capital Strategy, which extends through fiscal year 2015.

                  The City Comptroller, OSDC, the Control Board and other agencies and public officials from time to time issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. These reports are generally available at websites maintained by the City Comptroller, OSDC, the Control Board and others. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.


                  Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

                  From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

                             MANAGEMENT OF THE FUNDS

Officers and Boards of Directors/Trustees

            The business and affairs of the Global Fixed Income Fund is managed by a Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of the Fixed Income and New York Municipal Funds are managed by a Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. Each Board approves all significant agreements between a Fund and the companies that furnish services to the Fund, including agreements with the Fund's Adviser(s), custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

            The names and birth dates of the Funds' Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           Portfolios
                                                     Term of                               in Fund       Other
                                                     Office(1)                             Complex       Directorships
                                                     and Length    Principal               Overseen by   Held by
                                    Position(s)      of Time       Occupation(s) During    Director/     Director/
Name, Address and Date of Birth     Held with Fund   Served        Past Five Years         Trustee       Trustee
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Independent Directors/Trustees
---------------------------------------------------------------------------------------------------------------------------
Enrique R. Arzac                    Director/        Since 2005    Professor of Finance    47            Director of The
c/o Credit Suisse Asset             Trustee,                       and Economics,                        Adams Express
Management, LLC                     Nominating                     Graduate  School of                   Company (a
Attn: General Counsel               Committee                      Business, Columbia                    closed-end
466 Lexington Avenue                Member and                     University since 1971                 investment
New York, New York 10017-3140       Audit Committee                                                      company);
Date of Birth: 10/02/41             Chairman                                                             Director of
                                                                                                         Petroleum and
                                                                                                         Resources
                                                                                                         Corporation (a
                                                                                                         closed-end
                                                                                                         investment
                                                                                                         company)
---------------------------------------------------------------------------------------------------------------------------
Richard H. Francis                  Director/        Since 1999    Currently retired       41            None
c/o Credit Suisse Asset             Trustee,
Management, LLC                     Nominating and
466 Lexington Avenue                Audit Committee
New York, New York 10017-3140       Member
Date of Birth:  4/23/32
---------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                   Director/        Since 1998    The Juan Trippe         40            Director of
Box 208200                          Trustee,                       Professor in the                      Aetna, Inc.
New Haven, Connecticut              Nominating and                 Practice of                           (insurance
06520-8200                          Audit Committee                International  Trade,                 company);
Date of Birth:  10/29/46            Member                         Finance and Business                  Director of
                                                                   from July 2005 to                     CarMax Group
                                                                   present; Partner and                  (used car
                                                                   Chairman of Garten                    dealers)
                                                                   Rothkopf (consulting
                                                                   firm) from October
                                                                   2005 to present; Dean
                                                                   of Yale School of
                                                                   Management from
                                                                   November 1995 to June
                                                                   2005
---------------------------------------------------------------------------------------------------------------------------


----------
(1) Each Director/Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           Portfolios
                                                     Term of                               in Fund       Other
                                                     Office(1)                             Complex       Directorships
                                                     and Length    Principal               Overseen by   Held by
                                    Position(s)      of Time       Occupation(s) During    Director/     Director/
Name, Address and Date of Birth     Held with Fund   Served        Past Five Years         Trustee       Trustee
---------------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                      Director/        Since 2001    Dean Emeritus and       40            Director of
301 ICC                             Trustee,                       Distinguished                         Carlisle
Georgetown University               Nominating and                 Professor of                          Companies
Washington, DC 20057                Audit Committee                International Affairs                 Incorporated
Date of Birth:  2/11/37             Member                         at the Edmund A. Walsh                (diversified
                                                                   School of Foreign                     manufacturing
                                                                   Service, Georgetown                   company)
                                                                   University from June
                                                                   1995 to present
---------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                 Chairman of      Director/     Partner of Lehigh       47            Director of
Lehigh Court LLC                    the Board of     Trustee       Court, LLC and RZ                     Presstek, Inc.
40 East 52nd Street                 Directors/       Since 1999    Capital (private                      (digital
New York, New York 10022            Trustees,        and Chairman  investment firms) from                imaging
Date of Birth:  7/10/48             Audit            Since 2005    July 2002 to present;                 technologies
                                    Committee                      Transition Adviser to                 company);
                                    Member and                     SunGard Securities                    Director of
                                    Nominating                     Finance, Inc. from                    Wood Resources,
                                    Committee                      February 2002 to July                 LLC (plywood
                                    Chairman                       2002; President of                    manufacturing
                                                                   SunGard Securities                    company)
                                                                   Finance, Inc. from
                                                                   2001 to February 2002;
                                                                   President of Loanet,
                                                                   Inc. (on-line
                                                                   accounting service)
                                                                   from 1997 to 2001
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           Portfolios
                                                     Term of                               in Fund       Other
                                                     Office(1)                             Complex       Directorships
                                                     and Length    Principal               Overseen by   Held by
                                    Position(s)      of Time       Occupation(s) During    Director/     Director/
Name, Address and Date of Birth     Held with Fund   Served        Past Five Years         Trustee       Trustee
---------------------------------------------------------------------------------------------------------------------------
Interested Trustee
---------------------------------------------------------------------------------------------------------------------------
Michael E. Kenneally(2)             Director/        Since 2004    Chairman and Global     40            None
Credit Suisse Asset                 Trustee                        Chief Executive
Management, LLC                                                    Officer of Credit
466 Lexington Avenue                                               Suisse from 2003 to
New York, New York                                                 July 2005; Chairman
10017-3140                                                         and Chief Investment
                                                                   Officer of Banc of
Date of Birth:  03/30/54                                           America Capital
                                                                   Management from 1998
                                                                   to March 2003.
---------------------------------------------------------------------------------------------------------------------------

----------
(2) Mr. Kenneally is a Director/Trustee who is an "interested person" of the Funds, as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------
Steven B. Plump (2),(3)             Chief            Since 2005    Managing Director of
Credit Suisse Asset                 Executive                      Credit Suisse; Associated
Management, LLC                     Officer and                    with Credit Suisse or
466 Lexington Avenue                President                      its predecessor since
New York, New York 10017-3140                                      1995; Officer of other
                                                                   Credit Suisse Funds
Date of Birth: 02/08/59
------------------------------------------------------------------------------------------
Michael A. Pignataro                Treasurer and    Since 1999    Director and Director
Credit Suisse Asset                 Chief Financial                of Fund Administration
Management, LLC                     Officer                        of Credit Suisse or
466 Lexington Avenue                                               its predecessor;
New York, New York 10017-3140                                      Associated with Credit
Date of Birth:  11/15/59                                           Suisse since 1984;
                                                                   Officer of other
                                                                   Credit Suisse Funds
------------------------------------------------------------------------------------------
Emidio Morizio                      Chief            Since 2004    Director and Global
Credit Suisse Asset                 Compliance                     Head of Compliance of
Management, LLC                     Officer                        Credit Suisse;
466 Lexington Avenue                                               Associated with Credit
New York, NY 10017-3140                                            Suisse since July
Date of Birth:  9/21/66                                            2000; Vice President
                                                                   and Director of
                                                                   Compliance of
                                                                   Forstmann-Leff
                                                                   Associates from 1998
                                                                   to June 2000; Officer
                                                                   of other Credit Suisse
                                                                   Funds
------------------------------------------------------------------------------------------


----------
(3) Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive Officer and President of the Funds. Mr. Kenneally, who previously held these positions, resigned effective July 31, 2005.

------------------------------------------------------------------------------------------
Ajay Mehra                          Chief Legal      Since 2004    Director and Head of
Credit Suisse Asset                 Officer                        Legal Americas
Management, LLC                                                    Traditional Asset
466 Lexington Avenue                                               Management and Hedge
New York, New York 10017-3140                                      Funds of Credit
                                                                   Suisse; Associated
                                                                   with Credit Suisse
Date of Birth: 08/14/70                                            since September 2004;
                                                                   Senior Associate of
                                                                   Shearman & Sterling
                                                                   LLP from September
                                                                   2000 to September
                                                                   2004; Senior Counsel
                                                                   of the SEC Division
                                                                   of Investment
                                                                   Management from June
                                                                   1997 to September
                                                                   2000; Officer of
                                                                   other Credit Suisse
                                                                   Funds
------------------------------------------------------------------------------------------
J. Kevin Gao                        Vice President   Since 2004    Director and Legal
Credit Suisse Asset                 and Secretary                  Counsel of Credit
Management, LLC                                                    Suisse; Associated
466 Lexington Avenue                                               with Credit Suisse
New York, NY  10017-3140                                           since July 2003;
Date of Birth:  10/13/67                                           Associated with the
                                                                   law firm of Willkie
                                                                   Farr & Gallagher LLP
                                                                   from 1998 to 2003;
                                                                   officer of other
                                                                   Credit Suisse Funds
------------------------------------------------------------------------------------------
Robert M. Rizza                     Assistant        Since 2002    Vice President of
Credit Suisse Asset                 Treasurer                      Credit Suisse;
Management, LLC                                                    Associated with Credit
466 Lexington Avenue                                               Suisse since 1998;
New York, NY 10017-3140                                            Officer of other
Date of Birth:  12/9/65                                            Credit Suisse Funds
------------------------------------------------------------------------------------------

              OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors/Trustees of certain securities as of December 31, 2005.


---------------------------------------------------------------------------------------------------------------
                                                                               Aggregate Dollar Range of Equity
                                                                               Securities in all Registered
                                                                               Investment Companies Overseen by
                                      Dollar Range of Equity Securities in     Director/Trustee in Family of
Name of Director/Trustee              the Fund*                                Investment Companies*,
---------------------------------------------------------------------------------------------------------------
Independent Directors/Trustees
---------------------------------------------------------------------------------------------------------------
Enrique R. Arzac                      New York Municipal - A                                     E
                                      Fixed Income - A
                                      Global Fixed Income - A
---------------------------------------------------------------------------------------------------------------
Richard H. Francis                    New York Municipal - A                                     E
                                      Fixed Income - A
                                      Global Fixed Income - A
---------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                     New York Municipal - A                                     B
                                      Fixed Income - A
                                      Global Fixed Income - A
---------------------------------------------------------------------------------------------------------------
Peter F. Krogh                        New York Municipal - A                                     D
                                      Fixed Income - A
                                      Global Fixed Income - A
---------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                   New York Municipal - B                                     D
                                      Fixed Income - C
                                      Global Fixed Income - B
---------------------------------------------------------------------------------------------------------------
Interested Director/Trustee
---------------------------------------------------------------------------------------------------------------
Michael E. Kenneally                  New York Municipal - A                                     E
                                      Fixed Income - A
                                      Global Fixed Income - A
---------------------------------------------------------------------------------------------------------------


----------
* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,001 - $50,000
    D.   $50,001 - $100,000
    E.   Over $100,000

Committees and Meetings of Directors/Trustees

            Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors/Trustees who are not "interested persons" of the Funds as defined in the 1940


----------
* Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Act ("Independent Directors/Trustees"), namely Messrs. Arzac, Francis, Garten, Krogh and Rappaport.

            In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of each Fund's financial statements, the independent registered public accounting firms ' qualifications and independence, the Fund's compliance with legal and regulatory requirements and the performance of the Fund's independent registered public accounting firms; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund's independent registered public accounting firms, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firms; and (f) acts as a liaison between the Fund's independent registered public accounting firms and the full Board. The Audit Committee met seven times during the Funds' fiscal year ended October 31, 2005.

            In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at each Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met four times during the fiscal year ended October 31, 2005.

            The Nominating Committee will consider for nomination to the Board candidates submitted by each Fund's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Funds' Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the relevant Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If a Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund's proxy statement, should be made no later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

            No employee of Credit Suisse, State Street Bank and Trust Company ("State Street") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Until December 31, 2005 each Director/Trustee who was not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates received an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director/Trustee, and was reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee received an annual fee of $250, and the chairman of the Audit Committee received an annual fee of $325, for serving on the Audit Committee.

            Effective January 1, 2006, each Director/Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1000 and $300 for each meeting of the Board attended by him for his services as Director/Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $300, and the chairman of the Audit Committee receives an additional $250, for serving on the Audit Committee.

            Mr. Rappaport has informed the Fund that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including Credit Suisse). He indicated that Loanet billed these Credit Suisse Group entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

Directors'/Trustees' Total Compensation For the Fiscal Year Ended October 31,
2005


                                                                                      All Investment      Total Number of
                                  Total              Total                              Companies         Funds for which
                            Compensation from     Compensation   Total Compensation   in the Credit           Director/
   Name of Director/            New York          from Fixed      from Global Fixed    Suisse Fund         Trustee Serves
        Trustee              Municipal Fund       Income Fund        Income Fund         Complex         Within Fund Complex
-----------------------     -----------------    --------------  ------------------  ----------------   ---------------------
Enrique R. Arzac                $    500           $    500           $    500           $ 92,417                 47

Richard H. Francis              $  3,000           $  3,000           $  3,000           $ 73,250                 41

Jeffrey E. Garten               $  2,250           $  2,250           $  2,250           $ 49,750                 40

Peter F. Krogh                  $  3,225           $  3,225           $  3,225           $ 69,725                 40

James S. Pasman, Jr.(1)         $  3,000           $  3,000           $  3,000           $104,250                 42

William W. Priest(2)            $  1,063           $  1,063           $  1,063           $ 56,202                 47

Steven N. Rappaport             $  3,150           $  3,150           $  3,150           $ 95,111                 47

Michael E. Kenneally(3)             None               None               None               None                 40

1.    Mr. Pasman retired from the Board effective February 16, 2006.

2.    Mr. Priest retired from the Board effective April 15, 2005.

3. Mr. Kenneally received no compensation from any Fund during the fiscal year ended October 31, 2005, but became eligible to be compensated by the Fund beginning at the first Board meeting of 2006.

            As of January 31, 2006, the Directors/Trustees and officers of each Fund as a group owned of record less than 1% of each class of the shares of each Fund.

            Investment Advisory Agreement. Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017 is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

            The investment advisory agreement (the "Advisory Agreement") between each Fund and Credit Suisse continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors/Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors/Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

            Pursuant to the Advisory Agreements, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreements, Credit Suisse pays the compensation, fees and related expenses of all Directors/Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

            Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors/Trustees of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors/Trustees of the Fund; and any extraordinary expenses.

            Each Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse's reckless disregard of its obligations and duties under the Advisory Agreement.

            A Fund or Credit Suisse may terminate the respective Advisory Agreement on 60 days' written notice without penalty. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            For its services to the Fixed Income Fund, Global Fixed Income Fund, and New York Municipal Fund, Credit Suisse is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly calculated at an annual rate of .50%, 1.00%, and .40%, respectively, of the Fund's average daily net assets. Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

            For the fiscal year ended October 31, 2003, 2004 and 2005, each Fund paid Credit Suisse, and Credit Suisse waived fees and/or reimbursed expenses of each Fund under the Advisory Agreement as follows (portion of fees waived, if any, are noted in parentheses next to the amount paid):

                                                       Fiscal year ended
                                                       October 31, 2005
                                ---------------------------------------------------------------
                                 Fees Paid (after waivers)       Waivers        Reimbursements
New York Municipal Fund                   $ 10,434              ($159,777)            $0

Fixed Income Fund                         $360,317              ($440,549)            $0

Global Fixed Income Fund                  $531,973              ($946,370)            $0

                                                       Fiscal year ended
                                                       October 31, 2004
                                ---------------------------------------------------------------
                                 Fees Paid (after waivers)       Waivers        Reimbursements
New York Municipal Fund                   $ 25,486              ($210,280)            $0

Fixed Income Fund                         $383,871              ($520,197)            $0

Global Fixed Income Fund                  $392,091              ($923,975)            $0

                                                       Fiscal year ended
                                                       October 31, 2003
                                ---------------------------------------------------------------
                                 Fees Paid (after waivers)      Waivers         Reimbursements
New York Municipal Fund                   $101,604              ($194,652)            $0

Fixed Income Fund                         $429,818              ($561,075)            $0

Global Fixed Income Fund                  $321,333            ($1,025,955)            $0

            Sub-Advisory Agreements. The Global Fixed Income Fund has entered into a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") with Credit Suisse and Credit Suisse's United Kingdom affiliate ("Credit Suisse U.K."). Until December 3, 2004, Credit Suisse's Japanese affiliate ("Credit Suisse Japan") (each of Credit Suisse U.K. and Credit Suisse Japan may be referred to as a "Sub-Adviser") provided sub-advisory services to the Global Fixed Income Fund. Credit Suisse now retains all fees previously payable to Credit Suisse Japan under the Sub-Advisory Agreement with Credit Suisse Japan.

            Subject to the supervision of Credit Suisse, Credit Suisse UK (and until December 3, 2004, Credit Suisse Tokyo), in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Credit Suisse UK bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

            Credit Suisse U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of Credit Suisse U.K. is Beaufort House,

15 St. Botolph Street, London EC3A 7JJ, England. Credit Suisse U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. Credit Suisse U.K. has been in the money management business for over 20 years and as of September 30, 2005 managed approximately $73.5 billion in assets.

            Credit Suisse Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. Credit Suisse Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of Credit Suisse Japan is Izumi Garden Tower Level 27 6-1, Roppongi 1-Chrome Minato-ku, Tokyo 106-6024 Japan. Credit Suisse Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. Credit Suisse Japan, together with its predecessor company, has been in the money management business for over 20 years and as of September 30, 2005 managed approximately $2.58 billion in assets.

            Under the Sub-Advisory Agreement with Credit Suisse U.K., Credit Suisse (not the Fund) pays Credit Suisse U.K. an annual fee of $250,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which that Credit Suisse U.K. has been appointed to act as such. The portion of the fee allocated with respect to the Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which Credit Suisse U.K. has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2005, the portion of the fees allocable to the Fund for Credit Suisse U.K. was $27,611.

            Under the sub-advisory agreement with Credit Suisse Japan, which was terminated on December 3, 2004, Credit Suisse (not the Fund) paid an annual fee of $250,000 for services rendered with respect to the Fund, certain other Credit Suisse Funds for which Credit Suisse Japan has been appointed to act as sub-adviser and other Credit Suisse-advisory clients for which Credit Suisse Japan had been appointed to act as sub-investment adviser. The portion of the fee allocated with respect to the Fund, was equal to the product of: (a) $250,000 and (b) a fraction: (i) the numerator of which is the average monthly net assets of the Fund during such quarter or portion thereof and (ii) the denominator of which is the sum of (x) the total aggregate average monthly net assets of certain other Credit Suisse Funds for which Credit Suisse Japan has been appointed to act as sub-adviser and (y) the average month-end values of the assets of certain other Credit Suisse-advisory clients, in each case for which Credit Suisse Japan has been appointed as such during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2005, the portion of the fees allocable to the Fund for Credit Suisse Japan was $3,617.

            The Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Credit Suisse in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or Credit Suisse or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, Credit Suisse or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Portfolio Managers

            Portfolio Managers' Compensation


            Each portfolio manager is compensated for his or her services by Credit Suisse. The portfolio managers' compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any Fund or account. (Lori A. Cohane receives a minimum bonus based on net fees received with respect to her accounts.) The factors taken into account in determining a portfolio manager's bonus include the Fund's absolute performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.


            Potential Conflict of Interest

            It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

            If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.


      Ownership in Securities of the Funds


            As reported to the Funds, as of October 31, 2005, each Fund's portfolio managers have no beneficial ownership in the Fund(s) they manage.

      Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts

            As reported to the Funds, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of October 31, 2005.

              ------------------------------- -------------------------------- ------------------------------
                  Registered Investment           Other Pooled Investment
                        Companies                        Vehicles                     Other Accounts
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Name              Number of   Total Assets       Number of       Total Assets   Number of       Total Assets
                  Accounts                       Accounts                       Accounts
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Global Fixed Income
---------------------------------------------------------------------------------------------------------------
Kevin Barry           13         $589,123,411          1          $97,972,523         33        $4,556,722,213
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
John de Garis          1         $125,265,629         14         $1,121,419,375       20        $9,643,123,460
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Michael Gray          27       $1,556,512,892          3          937,537,813         39          $555,570,346
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Shelia Huang           7         $257,344,196          1          $97,972,523         30        $3,195,500,160
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Thanos
Papasavvas             1         $125,265,629          0              N/A            152       $20,151,219,889
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Richard Avidon         7         $257,344,196          1          $97,972,523         30        $3,195,500,160
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Philip Wubbena         7         $257,344,196          1          $97,972,523         30        $3,195,500,160
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Joanne Gilbert         8         $320,634,789          9         $1,754,369,418      237       $60,433,212,053
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Fixed Income
---------------------------------------------------------------------------------------------------------------
Kevin Barry           13        $589,123,411           1          $97,972,523         33        $4,556,722,213
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------

----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Michael Gray          27       $1,556,512,892           3          937,537,813         39         $555,570,346
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Shelia Huang           7         $257,344,196           1          $97,972,523         30       $3,195,500,160
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Richard Avidon         7         $257,344,196           1          $97,972,523         30       $3,195,500,160
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Philip Wubbena         7         $257,344,196           1          $97,972,523         30       $3,195,500,160
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------

----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
New York Municipal
---------------------------------------------------------------------------------------------------------------
Lori A. Cohane         1          $30,529,548           0              N/A            255       $1,072,603,472
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------
Frank J. Biondo        1          $30,529,548           0              N/A            255       $1,072,603,472
----------------- ----------- ------------------ --------------- -------------- --------------- ---------------



            No advisory fee is paid based on performance for any of the accounts listed above.



            Administration Agreements. CSAMSI and State Street serve as co-administrators to each Fund pursuant to separate written agreements with each Fund (the "CSAMSI Co-Administration Agreements" and the "State Street Co-Administration Agreements," respectively).

            CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreements, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.


            For the fiscal years ended October 31, 2003, 2004 and 2005, the Funds paid CSAMSI administration fees and CSAMSI waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                             Fiscal year ended      Fiscal year ended      Fiscal year ended
                             October 31, 2003       October 31, 2004       October 31, 2005
                            -------------------    -------------------    -------------------
New York Municipal Fund          $ 74,064                $ 58,942              $ 42,553

Fixed Income Fund                $198,191                $180,813              $160,173

Global Fixed Income
     Fund                        $134,729                $131,607              $147,835


            State Street became co-administrator to the Fixed Income Fund on July 1, 2002 and to the New York Municipal Fund and the Global Fixed Income Fund on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreements, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .050% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .020% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee, exclusive of out-of-pocket expenses.


            For the fiscal years ended October 31, 2003, 2004 and 2005, the Funds paid State Street administration fees and State Street waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                            Fiscal year ended      Fiscal year ended      Fiscal year ended
                            October 31, 2003       October 31, 2004       October 31, 2005
                           -------------------    -------------------    -------------------
New York Municipal Fund          $ 55,765                $ 47,905              $ 44,054

Fixed Income Fund                $161,520                $147,106              $142,700

Global Fixed Income
     Fund                        $114,653                $110,606              $128,495

Code of Ethics

            The Funds, Credit Suisse, Credit Suisse U.K., Credit Suisse Japan and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

            Each Board of Directors/Trustees reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

            State Street serves as custodian of each Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund,
(iii) makes receipts and disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions for the account of each Fund's portfolio securities and (v) makes periodic reports to the Board of Directors/Trustees concerning each Fund's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

            Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Directors/Trustees concerning the transfer agent's operations with respect to each Fund. BFDS's principal business address is 66 Brooks Drive, Braintree, Massachusetts 02184.

Proxy Voting Policies and Procedures.


            Each Fund has adopted Credit Suisse's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI. Each Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. Each Fund's Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-222-8977 or through Credit Suisse's website, www.credit-suisse.com/us and (2) on the SEC's website at http://www.sec.gov.


Disclosure of Portfolio Holdings.

            Each Fund's Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is each Fund's policy that no current or potential investor (or their representative) (collectively, the "Investors") will be provided information on the Fund's portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. Each

Fund's policies apply to all of the Fund's service providers that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings.

            Each Fund's policies and procedures provide that information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things ("Portfolio-Related Information") will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund's policies and procedures when the disclosure of such information is considered by the Fund's officers to be consistent with the interests of Fund shareholders. In the event of a conflict of interest between a Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund's officers will seek to resolve any conflict of interest in favor of the Fund's interests. In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund's Audit Committee for resolution.

            Each Fund's policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information. Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund's officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party's agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

            Neither a Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information. However, each Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund's costs in disseminating data regarding such information. All Portfolio-Related Information will be based on information provided by State Street, as each Fund's co-administrator/accounting agent.


            Disclosure of Portfolio-Related Information may be authorized only by executive officers of a Fund, Credit Suisse and CSAMSI. Each Fund's Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

            Each Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month. The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

            Each Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund. Set forth below is a list, as of January 1,

2006, of those parties with which Credit Suisse, on behalf of each Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

     Recipient                                  Frequency            Delay before dissemination
     State Street (custodian, accounting        Daily                None
     agent, co-administrator and
     securities lending agent)

     Institutional Shareholder Services         As necessary         None
     (proxy voting service and filing of
     class action claims)

     Interactive Data Corp. (pricing            Daily                None
     service)

     BFDS (transfer agent)                      As necessary         None

            In addition, Portfolio-Related Information may be provided as part of each Fund's ongoing operations to: the Fund's Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm ("PwC"); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund's Independent Directors; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any. The entities to which a Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed.


            On an ongoing basis, each Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:


     Recipient                       Frequency        Delay before dissemination
     Lipper                          Monthly          5th business day of following month

     S&P                             Monthly          2nd business day of following month

     Thomson Financial/Vestek        Quarterly        5th business day of following month

            Each Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

            The ability of each Fund, the Adviser and CSAMSI, as the co-administrator of each Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that each Fund's policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

Organization of the Funds

            The Funds are open-end management investment companies. The Fixed Income and New York Municipal Funds were organized in 1987 and 1986, respectively, under the laws of The Commonwealth of Massachusetts and each is a business entity commonly known as a "Massachusetts business trust." The Global Fixed Income Fund was incorporated in 1990 under the laws of the State of Maryland and is a Maryland corporation. Each of the Funds is "diversified" within the meaning of the 1940 Act, other than the New York Municipal Fund, which is "non-diversified." The New York Municipal Fund has two classes of shares, Common Shares and Class A Shares. The Fixed Income Fund has five classes of shares, Common Shares, Advisor Shares, Class A Shares, Class B Shares and Class C Shares. The Global Fixed Income Fund has four classes of shares, Common Shares, Advisor Shares and Class A and Class C Shares. The Global Fixed Income Fund's Advisor Shares are closed to new investments. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

            The New York Municipal Fund's Agreement and Declaration of Trust and the Global Fixed Income Fund's charter authorizes the Board of each Fund to issue full and fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares, two billion shares are designated Advisor Shares and one billion shares are designated Class A Shares. In addition, 500 million shares of Global Fixed Income are designated Class C Shares. The Fixed Income Fund's Agreement and Declaration of Trust (together with the New York Municipal Fund's Agreement and Declaration of Trust, the "Trust Agreements") each authorizes the Board to issue full and fractional shares of common stock, $.001 par value per share, of which one billon shares are designated Common Shares, two billion shares are designated Class B shares, and one billion shares are designated Class C Shares. On December 12, 2001, each Fund's Common Class was closed to new investors other than those listed in the Common Class prospectus. Under each Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

            The New York Municipal Fund's charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder. The New York Municipal Fund's charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine the Fund or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' authority is subject to applicable requirements of the 1940 Act and Massachusetts law. A Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.


            Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fixed Income and New York Municipal Funds. However, the Trust Agreements disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreements provide for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that Credit Suisse believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


            All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees of a Fund. Shares are transferable but have no preemptive, conversion or subscription rights. Because of the higher fees paid by Class A, Class B and Class C shares, the total return on Class A, Class B and Class C shares can be expected to be lower than the total return on Common shares. Common class shares can be purchased only by certain types of investors as outlined in the Common class Prospectus.

            Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director/Trustee of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

            The Fixed Income Fund and the New York Municipal Fund changed their names in 1992, from "Counsellors Fixed Income Fund" and "Counsellors New York Municipal Bond Fund" to "Warburg, Pincus Fixed Income Fund" and "Warburg, Pincus New York Municipal Bond Fund," respectively. On February 28, 1995, the New York Municipal Fund changed its name to "Warburg, Pincus New York Intermediate Municipal Fund." The Global Fixed Income Fund was incorporated under the name "Counsellors Global Fixed Income Fund, Inc." and on October 27, 1995 and February 16, 1996, the Fund amended its charter to change its name to "Warburg, Pincus Global Fixed Income Fund, Inc." On March 26, 2001, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund changed their names to "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc.," respectively. Effective December 12, 2001, the Credit Suisse Warburg Pincus New York Intermediate Municipal Fund, Credit Suisse Warburg Pincus Fixed Income Fund and Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc. changed their names to "Credit Suisse New York Municipal Fund," "Credit Suisse Fixed Income Fund," and "Credit Suisse Global Fixed Income Fund, Inc.," respectively.

Distribution and Shareholder Servicing

            Distributor. CSAMSI serves as distributor of the Funds' shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

            Common Shares. Each Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI under the CSAMSI Co-Administration Agreements a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," together with Selling Services,

"Services"). Currently, the Funds do not pay CSAMSI a fee under these Common Shares 12b-1 Plans.

            Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing each Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to each Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that each Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with the Common Shares Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

            Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. Each Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.


            For administration, subaccounting, transfer agency and/or other services, Credit Suisse or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with each Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse part of this Fee at rates they would normally pay to the transfer agent for providing the services.


            Advisor Shares. The Fixed Income Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund. The Advisor Share 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Share 12b-1 Plan and the purposes for which such expenditures were made.


            Certain Institutions may receive additional fees from CSAMSI, Credit Suisse or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Advisor Class shares of the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to .25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may be paid a fee of up to 1.00% of new assets invested in Advisor Class shares of the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, Credit Suisse or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

            For the fiscal year ended October 31, 2005, the Advisor Class shares of the Fixed Income Fund paid CSAMSI $77,540 under the Advisor Shares 12b-1 Plan, which was spent as follows:

-----------------------------------------------------------------------
Advertising                                                     $     0
-----------------------------------------------------------------------
Printing and mailing prospectuses for promotional purposes      $ 3,720
-----------------------------------------------------------------------
Payment to broker-dealers                                       $   746
-----------------------------------------------------------------------
People-related and occupancy                                    $13,681
-----------------------------------------------------------------------
Other                                                           $   870
-----------------------------------------------------------------------


            An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.


            Class A, Class B and Class C Shares. The Fixed Income Fund has adopted a Plan of Distribution for Class A Shares, Class B Shares and Class C Shares of the Fund, respectively, the New York Municipal Fund has adopted a Plan of Distribution for Class A Shares and the Global Fixed Income Fund has adopted a Plan of Distribution for Class A and Class C Shares (collectively, the "A, B and C Shares 12b-1 Plans"), to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.


            The Class A Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI.


            For the fiscal year ended October 31, 2005, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid $5,824, $67,550, and $30,418, respectively, to CSAMSI under the Class A Shares 12b-1 Plan. For the fiscal year ended October 31, 2005, the Fixed Income Fund paid $71,460 to CSAMSI under the Class B Shares 12b-1 Plan. For the fiscal year ended October 31, 2005, the Fixed Income Fund and Global Fixed Income Fund paid $31,911 and $2,189, respectively, to CSAMSI under the Class C Shares 12b-1 Plan.

            During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the New York Municipal Fund's A Shares 12b-1 Plan as follows:

----------------------------------------------------------------------
Advertising                                                     $    0
----------------------------------------------------------------------
Printing and mailing prospectuses for promotional purposes      $6,829
----------------------------------------------------------------------
Payment to broker-dealers                                       $1,950
----------------------------------------------------------------------
People-related and occupancy                                    $2,056
----------------------------------------------------------------------
Other                                                           $   37
----------------------------------------------------------------------

            During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the Fixed Income Fund's A Shares 12b-1 Plan as follows:

----------------------------------------------------------------------
Advertising                                                    $     0
----------------------------------------------------------------------
Printing and mailing prospectuses for promotional purposes     $10,254
----------------------------------------------------------------------
Payment to broker-dealers                                      $25,101
----------------------------------------------------------------------
People-related and occupancy                                   $23,695
----------------------------------------------------------------------
Other                                                          $   560
----------------------------------------------------------------------

            During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the Global Fixed Income Fund's A Shares 12b-1 Plan as follows:

----------------------------------------------------------------------
Advertising                                                    $     0
----------------------------------------------------------------------
Printing and mailing prospectuses for promotional purposes     $20,202
----------------------------------------------------------------------
Payment to broker-dealers                                      $25,007
----------------------------------------------------------------------
People-related and occupancy                                   $11,001
----------------------------------------------------------------------
Other                                                          $   698
----------------------------------------------------------------------

            During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the Fixed Income Fund's B Shares 12b-1 Plan as follows:

----------------------------------------------------------------------
Advertising                                                    $     0
----------------------------------------------------------------------
Printing and mailing prospectuses for promotional purposes     $ 1,608
----------------------------------------------------------------------
Payment to broker-dealers                                      $20,509
----------------------------------------------------------------------
People-related and occupancy                                   $ 6,358
----------------------------------------------------------------------
Other                                                          $   116
----------------------------------------------------------------------

            During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the Fixed Income Fund's C Shares 12b-1 Plan as follows:

----------------------------------------------------------------------
Advertising                                                    $     0
----------------------------------------------------------------------
Printing and mailing prospectuses for promotional purposes     $ 1,726
----------------------------------------------------------------------
Payment to broker-dealers                                      $26,951
----------------------------------------------------------------------
People-related and occupancy                                   $ 2,784
----------------------------------------------------------------------
Other                                                          $    58
----------------------------------------------------------------------

            During the fiscal year ended October 31, 2005, CSAMSI spent the fees paid under the Global Fixed Income Fund's C Shares 12b-1 Plan as follows:

----------------------------------------------------------------------
Advertising                                                    $     0
----------------------------------------------------------------------
Printing and mailing prospectuses for promotional purposes     $11,138
----------------------------------------------------------------------
Payment to broker-dealers                                      $ 5,373
----------------------------------------------------------------------
People-related and occupancy                                   $     0
----------------------------------------------------------------------
Other                                                          $     0
----------------------------------------------------------------------

            With respect to sales of the Fixed Income Fund's Class B and Class C Shares, sales of the Global Fixed Income Fund's Class C shares or sales of Class A shares of each Fund through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

            In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares. The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard fees for the sales of Advisor Class shares are 0.50% of the assets of the equity and fixed income funds. The standard compensation for the sales of Classes A, B and C shares are disclosed in the Fund's Prospectus. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2006. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.


            General. Each of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans will continue in effect for so long as their continuance is separately, specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans ("Independent Directors/Trustees"). Any material amendment of any Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans would require the approval of the Board in the same manner. None of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Shares 12b-1 Plan, A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.


            Payments by the Funds to CSAMSI under the Advisor Shares 12b-1 Plans, the A, B and C 12b-1 Plans and the Common Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

            CSAMSI provides the Funds' Boards with periodic reports of amounts spent under the Common Shares, the Adviser Shares and the Class A, B and C Shares 12b-1 Plans, as applicable, and the purposes for which the expenditures were made.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A shares of a Fund, any applicable sales charge.

            As a convenience to the investor and to avoid unnecessary expense to a Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. Each Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

            Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with a Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

            Common Class Shares. To purchase Common shares directly from a Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks will be returned to you and your purchase order will not be processed.

            Class A, B and C Shares. Class A, B and C Shares are designed for investors seeking the advice of financial representatives and are not directly offered from the Funds. All purchases of shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.



            From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act.

            Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's Class A, B or C Shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold a Fund's Class A, B or C Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, B or C Shares should be read in connection with such firms' material regarding their fees and services.




            For the fiscal year ended October 31, 2005, CSAMSI received $9,604, $120,013, and $3,399 on the sale of Class A shares of the Fixed Income Fund, Global Fixed Income Fund and the New York Municipal Fund, respectively, of which CSAMSI retained $3,728, $13,405, and $321, respectively. For the fiscal year ended October 31, 2004, CSAMSI received $2,878, $44,136, and $1,562 on the sale of Class A shares of the Fixed Income Fund, Global Fixed Income Fund and the New York Municipal Fund, respectively, of which CSAMSI retained $298, $3,505, and $29, respectively. For the fiscal year ended October 31, 2003, CSAMSI received $14,111, $25,764, and $15,729 on the sale of Class A shares of the Fixed Income Fund, Global Fixed Income Fund and the New York Municipal Fund, respectively, of which CSAMSI retained $1,229, $14,877, and $7,401, respectively.

            For the fiscal year ended October 31, 2005, CSAMSI did not receive any contingent deferred sales charges on redemptions of Class A shares of the Fixed Income Fund, Global Fixed Income Fund and New York Municipal Fund. For the fiscal year ended October 31, 2005, CSAMSI received $0 and $0 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fixed Income Fund and $0 in contingent deferred sales charges on redemptions of Class C of Global Fixed Income. For the fiscal year ended October 31, 2004, CSAMSI did not receive any contingent deferred sales charges on redemptions of Class A shares of the Fixed Income Fund and Global Fixed Income Fund, and received $140 on redemptions of Class A shares of the New York Municipal Fund. For the fiscal year ended October 31, 2004, CSAMSI received $23,124 and $2,755 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fixed Income Fund. For the fiscal year ended October 31, 2003, CSAMSI did not receive any contingent deferred sales charges on redemptions of Class A shares of the Fixed Income Fund, Global Fixed Income Fund, or the New York Municipal Fund. For the fiscal year ended October 31, 2003, CSAMSI received $28,017 and $1,514 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fixed Income Fund.


Redemptions.


            Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B shares of the Fixed Income Fund, Class C shares of the Fixed Income Fund and Global Fixed Income Fund and certain redemptions of Class A shares of the Funds.


            Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

            Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge.

            Special Provisions Applicable to Class B Shares.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:

                                           Contingent Deferred Sales
                                           -------------------------
                                         Charge as a Percentage of the
                                         -----------------------------
      Year Since Purchase Payment        Lesser of Dollars Invested or
      ---------------------------        -----------------------------
                 Made                        Redemption Proceeds
                 ----                        -------------------

      First......................                    4.0%
      Second.....................                    3.0%
      Third......................                    2.0%
      Fourth.....................                    1.0%
      After Fourth...............                    0.0%


            For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

            Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


            The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2006 will be eligible for the second year's charge if redeemed on or after October 1, 2007. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                               EXCHANGE PRIVILEGE


            An exchange privilege with certain other funds advised by Credit Suisse is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of a Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares as described above will be effected without a sales charge. A Class A, Class B or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. Each Fund may refuse exchange purchases at any time without prior notice.


            The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

            Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


            Each Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the Fund's view, is likely to engage in excessive or short-term trading. If the Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. The Funds are intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt the Fund and its shareholders, the Funds try to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, the Funds' efforts to curb market timing may not be entirely successful. In particular, a Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, a Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds


            Each Fund intends to continue to qualify as a regulated investment company each taxable year under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

            Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

            As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). Each Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.


            Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the IRS.

            The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

            If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.


Special Tax Considerations Regarding the Fixed Income Fund and the Global Fixed Income Fund

            The following discussion relates to the particular federal income tax consequences of the investment policies of the Fixed Income Fund and the Global Fixed Income Fund.

            A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


            Zero Coupon Securities. A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, a Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its



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investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of a Fund.


            Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by a Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a futures or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.


            Straddles. The options transactions that a Fund enters into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that a Fund must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to a Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

            Options and Section 1256 Contracts. If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund will generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, a Fund's investment in so-called "section 1256 contracts," such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or


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

loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of a Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the federal excise tax.

            A Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

            Swaps. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

            Foreign Currency Transactions. In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

            Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.


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

            Foreign Taxes. Dividends and interest (and in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fixed Income Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. The Global Fixed Income Fund, however, may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Fund qualifies as a regulated investment company, (ii) certain asset and distribution requirements are satisfied, and (iii) more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Global Fixed Income Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Global Fixed Income Fund will report to its shareholders the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Special Tax Considerations Regarding the New York Municipal Fund


            Because the New York Municipal Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes or for New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed for U.S. federal income tax purposes or for New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from certain "private activity bonds" may not retain its tax-exempt status for federal income tax purposes in the hands of a shareholder who is a "substantial user" (or person related thereto) of a facility financed by such bonds (although similar rules generally do not apply for purposes of New York State and New York City personal income taxes). Prospective investors should consult their own tax advisors as to whether they are "substantial users" with respect to a facility or related to such users within the meaning of the Code.


            Under the Code, interest on "specified private activity bonds" issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the federal alternative minimum tax on individuals and corporations. If the New York Municipal Fund invests in such specified private activity


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

bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Moreover, all exempt-interest dividends are included in the adjusted current earnings of a corporation for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole) of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including in the case of a corporation the adjustment for adjusted current earnings and the tax preference for tax-exempt interest on specified private activity bonds described above) for the taxable year in excess of the exemption amount, less
(ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is generally $40,000 for corporations, $45,000 for individuals filing joint returns or lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of a federal or state alternative minimum tax to their tax situations.

            In addition, the receipt of New York Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are subject to the federal branch profits tax or the federal excess net passive income tax.

            Dividends paid by the New York Municipal Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned by the Fund on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York State and New York City personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned by the Fund on that day.

            It should be noted that the portion of any New York Municipal Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to New York State corporate franchise tax or New York City business income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from New York State or New York City personal income tax.

Taxation of U.S. Shareholders

            Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any taxable dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

            Distributions of net long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other taxable dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. However, any dividends paid by the New York Municipal Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. None of the Funds expect that a significant portion--and the New York Municipal Fund does not expect that any portion--of its dividends will be treated as "qualified dividend income," which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains.

            Dividends and distributions paid by a Fund generally will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

            Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

            Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent

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the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share (similar rules apply with regard to exempt-interest dividends received by the shareholder). If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

            Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the taxable dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

            Notices. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

            Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


            If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders


            Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


            In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.


            For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

            Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

            However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.


            THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

            PwC, with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, MD, 21201-2304, serves as the independent registered public accounting firm for each Fund. The financial statements for the fiscal year ended October 31, 2005 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of the independent registered public accounting firm given upon their authority as experts in accounting and auditing.


            Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Funds and provides legal services from time to time for Credit Suisse and CSAMSI.


                                  MISCELLANEOUS


            As of February 6, 2006, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:

                                                Common       Advisor      Class A       Class B       Class C
                                                ------       -------      -------       -------       -------
                                                Shares       Shares       Shares        Shares        Shares
                                                ------       ------       ------        ------        ------
Fixed Income Fund

Charles Schwab & Co., Inc.*                     48.83%                     36.97%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                    11.66%
FBO Customers
Church St. Station
P.O. Box 3908 New York, NY 10008-3908

Merrill Lynch Pierce Fenner & Smith                                                      20.08%        74.43%
Inc.*
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484

Pershing LLC*                                                 5.81%
P.O. Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                                                5.29%
Special Custody Account for Exclusive
Benefit of Customer
101 Montgomery Street
San Francisco, CA   94104

Global Fixed Income Fund

Charles Schwab & Co., Inc.*                     19.49%                     24.08%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch Pierce Fenner & Smith                                        15.11%                      74.12%
Inc.*
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484

NFS LLC FEBO                                                                                           11.48%
The Wilbur Foundation
c/o Gary R Ricks
PO Box 3370
Santa Barbara, CA 93130-3370

                                                Common       Advisor      Class A       Class B       Class C
                                                ------       -------      -------       -------       -------
                                                Shares       Shares       Shares        Shares        Shares
                                                ------       ------       ------        ------        ------
First Clearing LLC                                                                                      5.85%
Samuel A Dow R/O IRA
FCC As Custodian
PO Box 982
Auberry, CA 93602-0982

Fidelity Investments Institutional*             17.93%
Operations Center as Agent for Certain
Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

Nat'l Financial Svcs. Corp.*                    14.97%
FBO Customers
Church Street Station
P.O. Box 3908 New York, NY 10008-3908

Citigroup Global Markets Inc.*                   5.34%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2402

Massmutual Trust Company                         5.70%
100 Bright Meadow Blvd.
Enfield, CT 06082

IBJ Funds Distributor Inc. *                                   100%
Attn: Georgette Horton
90 Park Avenue, Floor 10
New York, NY 10016-1324

Pershing LLC*                                                              22.76%
P.O. Box 2052                                                              11.43%
Jersey City, NJ 07303-2052

New York Municipal Fund

Charles Schwab & Co., Inc.*                     36.10%                     67.07%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*                    21.73%
FBO Customers
Church St. Station
P.O. Box 3908 New York, NY 10008-3908

                                                Common       Advisor      Class A       Class B       Class C
                                                ------       -------      -------       -------       -------
                                                Shares       Shares       Shares        Shares        Shares
                                                ------       ------       ------        ------        ------
Pershing LLC*                                                               5.19%
P.O. Box 2052
Jersey City, NJ 07303-2052


* The Funds believe that these entities are not the beneficial owner of shares held of record by them.

                              FINANCIAL STATEMENTS


Each Fund's audited annual report for the Common Class, the Advisor Class and the Class A, Class B and Class C shares, as applicable, dated October 31, 2005, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874. Class C of the Global Fixed Income Fund commenced operations on or about May 1, 2005.

                                   APPENDIX A

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS


                         Credit Suisse CLOSED-END FUNDS


                       PROXY VOTING POLICY AND PROCEDURES

                                  INTRODUCTION


Credit Suisse Asset Management, LLC ("Credit Suisse") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.


                                     POLICY


The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse's clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.


                             PROXY VOTING COMMITTEE


The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse's clients.


For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.


Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.


                                    CONFLICTS


Credit Suisse is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients' accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse's clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.


                                     CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

                                  RECORDKEEPING


Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.


These records include the following:

o     a copy of the Policy;


o a copy of each proxy statement received on behalf of Credit Suisse clients;

o     a record of each vote cast on behalf of Credit Suisse clients;

o a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

o a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure


      Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.


      ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures


      The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.


                               PROXY VOTING POLICY

Operational Items

      Adjourn Meeting

            Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

      Amend Quorum Requirements

            Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

      Amend Minor Bylaws

            Generally  vote  for  bylaw  or  charter   changes  that  are  of  a
            housekeeping nature.

      Change Date, Time, or Location of Annual Meeting

            Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      Ratify Auditors

            Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2)
            fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2)
            establishment  and  disclosure  of a  renewal  process  whereby  the
            auditor  is  regularly   evaluated   for  both  audit   quality  and
            competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

      Voting on Director Nominees in Uncontested Elections

            Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

      Cumulative Voting

            Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

      Director and Officer Indemnification and Liability Protection

            Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
            (2) only if the director's legal expenses would be covered.

      Filling Vacancies/Removal of Directors

            Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

      Independent Chairman (Separate Chairman/CEO)

            Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board;
            (3) all independent key committees; or (4) established governance guidelines.

      Majority of Independent Directors

            Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

      Term Limits

      Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

      Voting on Director Nominees in Contested Elections

            Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

      Amend Bylaws without Shareholder Consent

            Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

      Confidential Voting

            Generally   vote   for   shareholder   proposals   requesting   that
            corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

      Cumulative Voting

            Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

      Advance Notice Requirements for Shareholder Proposals/Nominations

            Votes on advance notice proposals are determined on a case-by-case basis.

      Amend Bylaws without Shareholder Consent

            Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

      Poison Pills (Shareholder Rights Plans)

            Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

      Shareholders' Ability to Act by Written Consent

            Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

      Shareholders' Ability to Call Special Meetings

            Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

      Supermajority Vote Requirements

            Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

      Appraisal Rights

            Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

      Asset Purchases

            Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

      Asset Sales

            Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
            (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

      Conversion of Securities

            Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements;

            guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

      Corporate Reorganization

            Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Reverse Leveraged Buyouts

            Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Formation of Holding Company

            Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following:
            (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest;
            (e) other alternatives/offers considered; (f) noncompletion risk.

      Joint Ventures

            Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
            (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers;
            (2) appraisal value of the assets (including any fairness opinions);
            (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

      Mergers and Acquisitions

            Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

      Private Placements

            Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Prepackaged Bankruptcy Plans

            Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Recapitalization

            Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

      Reverse Stock Splits

            Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

      Spinoffs

            Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

      Value Maximization Proposals

      Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

      Adjustments to Par Value of Common Stock

            Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

      Common Stock Authorization

            Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

      Dual-class Stock

            Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

      Issue Stock for Use with Rights Plan

            Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

      Preemptive Rights

            Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

      Preferred Stock

            Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

      Recapitalization

            Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

      Reverse Stock Splits

            Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

      Share Repurchase Programs

            Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      Stock Distributions: Splits and Dividends

            Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

      Tracking Stock

            Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

      Executive and Director Compensation

            Votes on compensation plans for directors are determined on a case-by-case basis.

      Stock Plans in Lieu of Cash

            Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

      Director Retirement Plans

            Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

      Management Proposals Seeking Approval to Reprice Options

            Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or
            (3) VPD is greater than ten percent

      Incentive Bonus Plans and Tax Deductibility Proposals

            Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

      Employee Stock Ownership Plans (ESOPs)

            Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

      401(k) Employee Benefit Plans

            Generally vote for proposals to implement a 401(k) savings plan for employees.

      Shareholder Proposals Regarding Executive and Director Pay

            Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      Performance-Based Option Proposals

      Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

      Stock Option Expensing

            Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

      Golden and Tin Parachutes

            Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.


May 17, 2005

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

            Commercial paper rated A-1 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

            BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

            The following summarizes the two highest ratings used by S&P for short-term notes:

            SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

            SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

            The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

            MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

            MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

            Municipal Obligations Ratings

            The following summarizes the ratings used by S&P for Municipal
Obligations:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

            BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the highest four municipal ratings used by
Moody's:

            Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   Appendix C*

                  Fee Arrangement for the Sale of Common Class


---------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
---------------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                   0.25%
---------------------------------------------------------------------------------------------------------------------
ABN-AMRO Inc.                            0.20%
---------------------------------------------------------------------------------------------------------------------
ADP Broker-Dealer, Inc.                  0.25%
---------------------------------------------------------------------------------------------------------------------
ADP Clearing & Outsourcing Services,     Up to 0.25%
Inc.
---------------------------------------------------------------------------------------------------------------------
Advantage Capital Corporation            0.30%
---------------------------------------------------------------------------------------------------------------------
Advisors Clearing Network, Inc.          0.25%
---------------------------------------------------------------------------------------------------------------------
American General Ret. Services           0.40%
---------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.      0.40%
---------------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc                 0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of
                                         0.25% is payable to the Clearing Broker other than Invesco Services
---------------------------------------------------------------------------------------------------------------------
BancAmerica Robertson Stephens Inc.      0.20% of equity funds; 0.10% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
Bank of Bermuda Ltd.                     0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                         Global Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.            0.25%
---------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co                      0.35% for qualifying shares; 0.40% for retirement plan shares
---------------------------------------------------------------------------------------------------------------------
Chicago Trust Co.                        0.20% of equity funds; 0.15% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
CIBC World Markets Corp                  0.25%
---------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.            0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program
---------------------------------------------------------------------------------------------------------------------


----------
* This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse Funds. Some of these classes may not be offered by your Fund.

---------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
---------------------------------------------------------------------------------------------------------------------
CitiStreet Associates LLC                0.35% of equity funds; 0.25% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
City National Bank                       0.35% of equity funds; 0.25% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
Dain Rauscher Incorporated               0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%
---------------------------------------------------------------------------------------------------------------------
Datalynx                                 0.25%
---------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette              0.35% on FundVest assets; networking reimbursement fee of $6 per position excluding FundVest positions
---------------------------------------------------------------------------------------------------------------------
Dreyfus Trust Co                         0.25%
---------------------------------------------------------------------------------------------------------------------
E*Trade Securities                       0.25% of equity funds; 0.20% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
Edgewood Services Inc                    0.25%; 0.35% for investments through Federated Trust Connect
                                         Defined Contribution
---------------------------------------------------------------------------------------------------------------------
Federated Investors                      0.25%
---------------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)             For certain funds:  0.35%/0.25% on average net assets plus 0.20% on net in-flows to the Funds from the FIIOC plans; for other funds 0.25%
                                         on average net assets
---------------------------------------------------------------------------------------------------------------------
Fiduciary Trust Company                  0.20% of equity funds; 0.15% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
First Union National Bank                0.40% of equity funds; 0.25% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
FSC Securities Corp.                     0.30%
---------------------------------------------------------------------------------------------------------------------
Gail Weiss & Associates                  0.25%
---------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                      0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)
---------------------------------------------------------------------------------------------------------------------
Hewitt Associates LLC                    0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more
---------------------------------------------------------------------------------------------------------------------
I Clearing LLC (formerly Datek)          0.25%
---------------------------------------------------------------------------------------------------------------------
ICMA-RC Services, LLC                    0.30%
---------------------------------------------------------------------------------------------------------------------
JP Morgan Invest LLC                     0.15%
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers                          0.10% of CS Cash Reserve Fund & 0.10% of CS New York Tax Exempt Fund
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
---------------------------------------------------------------------------------------------------------------------
Linsco Private Ledger                    0.15% for existing clients or 0.25% for new clients
---------------------------------------------------------------------------------------------------------------------
Marshall & Ilsley Trust Co., NA          0.30%
---------------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                 Up to 0.35%
---------------------------------------------------------------------------------------------------------------------
Metropolitan Life Ins Co.                0.25%
---------------------------------------------------------------------------------------------------------------------
Minnesota Mutual                         0.40% of equity funds; 0.25% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter               0.25%
---------------------------------------------------------------------------------------------------------------------
National Investor Service Corp           0.35%
---------------------------------------------------------------------------------------------------------------------
Nationwide Financial Services Inc        Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in
---------------------------------------------------------------------------------------------------------------------
Neuberger & Berman                       0.10% for Cash Reserve and New York Tax Exempt funds
---------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                  0.35%
---------------------------------------------------------------------------------------------------------------------
PFPC Inc.                                0.40%
---------------------------------------------------------------------------------------------------------------------
Prudential Investment Management         0.30%
Services, LLC
---------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc          o    0.20%

                                         o    $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per
                                              position as previously agreed to by Credit Suisse and Raymond
                                              James

                                         o    0.10% of an investor's total purchase amount (the "Gross
                                              Sales") of all "Qualifying Shares" of the Funds

                                         o    additional payments between 0.02% and 0.05% annually
---------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.   o    0.20%

                                         o    $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per
                                              position as previously agreed to by Credit Suisse and Raymond
                                              James

                                         o    0.10% of an investor's total purchase amount (the "Gross
                                              Sales") of all "Qualifying Shares" of the Funds

                                         o    additional payments between 0.02% and 0.05% annually
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
---------------------------------------------------------------------------------------------------------------------
RBC Dain Rauscher Inc                    0.20%
---------------------------------------------------------------------------------------------------------------------
Reliastar Life Ins. Co of NY             0.35% of equity funds; 0.25% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
Resources Trust Company                  0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                         Global Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
Retirement Financial Services Inc        0.25%
---------------------------------------------------------------------------------------------------------------------
Royal Alliance Associates                0.30%
---------------------------------------------------------------------------------------------------------------------
Sentra Securities                        0.30%
---------------------------------------------------------------------------------------------------------------------
Spelman & Co.                            0.30%
---------------------------------------------------------------------------------------------------------------------
Sunamerica Securities                    0.30%
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Ret. Plan Services         0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                         Global Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
The Prudential Insurance Company of      0.25%
America
---------------------------------------------------------------------------------------------------------------------
The Vanguard Group                       0.25%
---------------------------------------------------------------------------------------------------------------------
The Variable Ann. Life Ins Co            0.35%
---------------------------------------------------------------------------------------------------------------------
UBS Financial Services                   0.30%
---------------------------------------------------------------------------------------------------------------------
UMB Bank                                 0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of global fixed income fund
---------------------------------------------------------------------------------------------------------------------
Union Bank of California                 0.20% of equity funds; 0.10% of fixed income funds except for 0.20% of
                                         Global Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
USAA Investment Management Co            0.30% of equity funds; 0.20% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
VALIC                                    0.40%
---------------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                 0.30%
---------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank MN, N.A.                0.35%
---------------------------------------------------------------------------------------------------------------------
Wells Fargo Retirement Plan Services     0.35%
---------------------------------------------------------------------------------------------------------------------

                 Fee Arrangement for the Sale of Advisor Class


---------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
---------------------------------------------------------------------------------------------------------------------
American General Ret. Services           0.75% except for 0.50% of Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc                 0.75%, provided, however, that the fee will be 0.25% with respect to the
                                         Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing Broker other than Invesco Services
---------------------------------------------------------------------------------------------------------------------
Ceridian Retirement Services             Standard 12b-1 plus Sub-TA fees: 0.20%
---------------------------------------------------------------------------------------------------------------------
First Union National Bank                (i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan recordkeeper from a party unaffiliated with
                                         First Union to First Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform
---------------------------------------------------------------------------------------------------------------------
GoldK                                    0.70% except for 0.50% of Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                      0.75% of equity funds; 0.50% of fixed income funds
---------------------------------------------------------------------------------------------------------------------
ICMA-RC Services, LLC                    0.50% for all except Global Fixed Income, Emerging Markets, & Japan Equity;
                                         Sub TA fees 0.20%
---------------------------------------------------------------------------------------------------------------------
Marshall & Ilsely Trust Co., NA          Standard 12b-1 plus 0.20% Sub TA
---------------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                 0.50% and 1% finders fee on the gross of all new contributions
---------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                  0.75%
---------------------------------------------------------------------------------------------------------------------
PFPC Inc.                                0.75%
---------------------------------------------------------------------------------------------------------------------
Prudential Investment Management         0.65% of equity funds; 0.40% of fixed income funds; 0.50% of Credit Suisse
Services, LLC                            Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc          o    Standard 12b-1 fee, plus;

                                         o    $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                         o    0.10% of an investor's total purchase amount (the "Gross Sales")
                                              of all "Qualifying Shares" of the Funds

                                         o    additional payments between 0.02% and 0.05% annually
---------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.   o    Standard 12b-1 fee, plus;

                                         o    $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                         o    0.10% of an investor's total purchase amount (the "Gross Sales")
                                              of all "Qualifying Shares" of the Funds

                                         o    additional payments between 0.02% and 0.05% annually
---------------------------------------------------------------------------------------------------------------------
VALIC                                    0.75% except for 0.50% of Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
Vertical Management Systems              Standard 12b-1 plus 0.15% Sub TA
---------------------------------------------------------------------------------------------------------------------

               Fee Arrangement for the Sale of Classes A, B and C


---------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                   In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account
---------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.      Standard compensation for each class plus additional 0.15%.  In addition, each Fund pays a one-time set-up fee of $5,000 and an annual maintenance fee of $2,500. Annualized fee in amount of $12.00 for each
                                         Fund position in a Matrix level 3 Networking account.
---------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.            In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05%
                                         annually)
---------------------------------------------------------------------------------------------------------------------
Legg Mason Wood Walker                   Standard compensation plus up to 0.05% of the aggregate value of Fund shares held
---------------------------------------------------------------------------------------------------------------------
Linsco Private Ledger                    12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley DW Inc.                   o    Standard 12b-1 fee, plus;

                                         o    0.20% of an investor's total purchase amount:  (i) in Morgan
                                              Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer

                                         o    0.05% per year of the total value of all "Qualifying Shares"
--------------------------------------  ---------------------------------------------------------------------------------
National Investor Service Corp           Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter
---------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc          o    Standard 12b-1 fee, plus;

                                         o    $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                         o    0.10% of an investor's total purchase amount (the "Gross
                                              Sales") of all "Qualifying Shares" of the Funds

                                         o    additional payments between 0.02% and 0.05% annually
---------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.   o    Standard 12b-1 fee, plus;

                                         o    $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                         o    0.10% of an investor's total purchase amount (the "Gross
                                              Sales") of all "Qualifying Shares" of the Funds

                                         o    additional payments between 0.02% and 0.05% annually
---------------------------------------------------------------------------------------------------------------------
Sungard Investment Products Inc.         0.25% for servicing fee plus 0.10% for sub-accounting fee
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
UBS Financial Services                   Standard fees plus .05% of all sales of fund shares during a year that
                                         Agreement is in effect excluding sales of Fund shares in InsightOne,
                                         PACE, Strategic Advisor or Diversified Return Strategies and sales of money market funds, .10% of net asset value of all equity shares and
                                         .075% of the net asset value of all fixed income shares in UBS-FS accounts.  We will be billed for Networking fees at a rate of $12/year per account
---------------------------------------------------------------------------------------------------------------------

        Fee Arrangement for the Sale of Class A Shares With Load Waived


---------------------------------------------------------------------------------------------------------------------
Dealer name                              Fee Arrangement (As A Percentage Of The Fund's Average Net Assets)
---------------------------------------------------------------------------------------------------------------------
American General Ret. Services           0.50%
---------------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc.                0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than Invesco
                                         Services
---------------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)             For certain funds: 0.40% on average net assets plus 0.20% on net in-flows from the FIIOC plans; for other funds: 0.25% of average net assets
---------------------------------------------------------------------------------------------------------------------
Fiserv Trust Company                     12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the
                                         Distributor or Adviser will pay to Service Provider a total of (1)
                                         12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by Assetmark
                                         Investment Services, Inc.
---------------------------------------------------------------------------------------------------------------------
GE Financial Trust Company               The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of
                                         .10%
---------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                      0.50%
---------------------------------------------------------------------------------------------------------------------
J.P. Morgan Retirement Plan Services
LLC                                      0.45%
---------------------------------------------------------------------------------------------------------------------
Mercer HR Outsourcing LLC                0.50%
---------------------------------------------------------------------------------------------------------------------
MetLife Securities, Inc.                 0.25% and an additional 0.15% for equity funds, and an additional
                                         0.15% for fixed income funds following the first twelve months of investment; plus a monthly "finders fee" according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to
                                         $50,000,000; 0.25% above $50,000,000
---------------------------------------------------------------------------------------------------------------------
National Financial Services              0.30 + additional  .10 for assets under Retirement FundsNetwork plus
                                         Annual Maintenance fee per Fund (based on December brokerage month end assets.)  $4500 (<$2.5 million); $3000 ($2.5 - $5.0 million); and
                                         $0 (>$5.0 million.)
---------------------------------------------------------------------------------------------------------------------
NYLIM Service Company LLC                0.40%
---------------------------------------------------------------------------------------------------------------------
Pershing                                 Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived)
                                         shares: (a) 0.15% of average daily net assets.
---------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                  0.50%
---------------------------------------------------------------------------------------------------------------------
PFPC Inc.                                0.50%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Prudential Investment Management         0.30%
Services LLC
---------------------------------------------------------------------------------------------------------------------
Union Bank of California, N.A.           0.50%
---------------------------------------------------------------------------------------------------------------------
Wachovia Bank, NA                        0.50%
---------------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                 0.30%
---------------------------------------------------------------------------------------------------------------------


      Fee Arrangements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S")

                  Class A, B and C, Common and Advisor Classes

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

      o     One-time account set-up fee of $50,000.

      o     Class A, B or C Shares:

            o A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

            o An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

            o An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

            o     An annual fee of 0.10% on net assets held in the ERISA
                  Accounts.


      o     Class C Shares:

            o Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).

            o Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.


      o     Common Class (and certain Institutional) Shares:*

            o     An annual fee of 0.10% on net assets in ERISA Accounts; and,

            o An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

      o Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the "Plans"):

            o $16 of Processing Fee annually per each position of each Fund in a Plan;

            o A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

            o With respect to the Fund shares held by Plans through the "Investment Only Trading Platform," a fee of 0.10% of the average daily net assets.

* The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

Fee Arrangements with Pershing

                  Class A, B and C, Common and Advisor Classes

o Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

o Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation ("NSCC").

o Under the "Clearance-Fee-Waiver-Program," Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

o     Under the "FundVest Program," Pershing is paid the following compensation:
      (a) 0.35% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares, less (b) $5,000 per quarter.

o Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived) shares:
      (a) 0.15% of average daily net assets.


o With respect to Cash Reserve Fund, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.65 fee per shareholder statement.

               Credit Suisse Institutional Money Market Fund, Inc.


With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of 0.10% of average daily net assets of Class A shares of the Fund for which Pershing performs shareholder servicing and (c) a fee of 0.05% of average daily net assets of Class B and Class C Shares of the Fund for which Pershing performs shareholder servicing.

Fee Arrangements with Sungard Institutional Brokerage Inc.

               Credit Suisse Institutional Money Market Fund, Inc.


With respect to the Credit Suisse Institutional Money Market Fund, Sungard Institutional Brokerage Inc. is paid a fee of 0.04% of average daily net assets of the Fund for which Sungard Institutional Brokerage Inc. performs shareholder servicing. As consideration for the services SIBI provides with respect to pre-existing accounts, SIBI is paid annual sum of 0.01% of the average daily net assets held in pre-existing accounts.

Fee Arrangements with Mellon Bank, N.A.

      Credit Suisse Institutional Money Market Fund Inc. - Prime Portfolio

Mellon Bank, N.A. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held on behalf of the clients in an account for which Mellon Bank, N.A. is providing shareholder servicing.

FEE ARRANGEMENTS WITH
FIDELITY BROKERAGE SERVICES LLC AND NATIONAL FINANCIAL SERVICES LLC


                                  COMMON CLASS


o Start Up Fee: $15,000 (Waived if Fund/Agent has already paid a one time Start Up Fee to NFS)

o CUSIP Addition Fee: $6,000 per CUSIP not already available on Fidelity's computer system as of the execution date of this amendment, which are added to the transaction fee program;

     $0.00 per CUSIP not already available on Fidelity's computer system as of the execution date of this amendment which are added to the No Transaction Fee program

o    Asset Based Fee:

     (a) For the services provided by Fidelity hereunder, Fund/Agent shall pay to NFS a fee with respect to each Fund equal to 0.35 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS, excluding the value of (i) shares held in a brokerage account prior to the effective date of the Agreement as to the Fund issuing such shares ("Pre-Participating Assets") and (ii) shares first placed or purchased in a brokerage account after the termination of the Agreement as to the Fund/Agent issuing such shares. The total number of shares of all Funds with respect to which a fee will be due to Fidelity hereunder shall be referred to in this Exhibit A as "Participating Assets".

o    Maintenance Fees:

     (a) Networking Fees: For each Fund which participates in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS:

     (i) an annual networking per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent.

             Position Levels*                   Per Position Fee (annual)
             ----------------                   -------------------------
             500,000+                           $10.00 ($2.50 quarterly)
             250,000-500,000                    $11.00 ($2.75 quarterly)
             0-250,000                          $12.00 ($3.00 quarterly)

             *Position levels include all eligible NTF and transaction fee positions

             Each separate Fund position that is considered in the calculation of the 0.35 percent per annum Asset Based Fee paid to NFS is not subject to the Networking Per Position Fee; and

     (ii) effective July 1, 2006, a $500.00 monthly minimum maintenance fee per Fund. NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement). The Monthly Minimum Fee will be reduced by the amount of Asset Based Fees or Per Position Fees that are generated during the same period.

Or

     (b)  Effective July 1, 2006 - Omnibus Fees for Transaction Fee Funds

     (i) For each Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent

             Position Levels                    Per Position Fee (annual)
             ----------------                   -------------------------
             500,000+                           $14.00 ($3.50 quarterly)
             250,000-500,000                    $15.00 ($3.75 quarterly)
             0-250,000                          $16.00 ($4.00 quarterly)

     (ii) a $500.00 monthly minimum maintenance fee per Fund. NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all fund shares subject to the Agreement as of the current month-end by the total number of Funds subject to the Agreement). The Monthly Minimum Fee will be reduced by the amount of Per Position Fees that are generated during the same period. Or

     (c) Effective July 1, 2006 - Omnibus Fees for No Transaction Fee Funds Each No Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system will be subject to a per Fund monthly minimum maintenance fee of $1,000.00. NFS will not charge Fund/Agent the $1,000.00 NTF Monthly Minimum Fee for any Fund if the average assets per Fund exceed $3.5 million (As measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement). The NTF Monthly

          Minimum Fee will be reduced by the amount of the Asset Based Fee generated during the same period.


                                      C-18